UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10487

Hotchkis & Wiley Funds

(Exact name of registrant as specified in charter)

601 South Figueroa Street, 39th Floor

Los Angeles, California 90017-5704
(Address of principal executive offices) (Zip code)

Anna Marie Lopez

Hotchkis & Wiley Capital Management, LLC

601 South Figueroa Street, 39th Floor

Los Angeles, California 90017-5704

(Name and address of agent for service)

Copies to:

Maureen A. Miller, Esq.

Joseph M. Mannon, Esq.

Vedder Price P.C.

222 North LaSalle Street, 26th Floor

Chicago, Illinois 60601

(Counsel for the registrant)

(213) 430-1000

Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2022

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

(a)

Hotchkis & Wiley Funds

Annual Report

JUNE 30, 2022

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP DIVERSIFIED VALUE FUND

GLOBAL VALUE FUND

INTERNATIONAL VALUE FUND

INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

VALUE OPPORTUNITIES FUND

HIGH YIELD FUND

TABLE OF CONTENTS

SHAREHOLDER LETTER	1
FUND INFORMATION	4
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	16
LARGE CAP VALUE FUND	18
MID-CAP VALUE FUND	20
SMALL CAP VALUE FUND	23
SMALL CAP DIVERSIFIED VALUE FUND	26
GLOBAL VALUE FUND	33
INTERNATIONAL VALUE FUND	35
INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND	37
VALUE OPPORTUNITIES FUND	43
HIGH YIELD FUND	46
STATEMENTS OF ASSETS & LIABILITIES	53
STATEMENTS OF OPERATIONS	55
STATEMENTS OF CHANGES IN NET ASSETS	57
FINANCIAL HIGHLIGHTS	62
NOTES TO THE FINANCIAL STATEMENTS	67
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	81
FUND EXPENSE EXAMPLES	82
BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS	84
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	86
MANAGEMENT	87
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and shareholder report relates to the activities of the Hotchkis & Wiley Funds for the 12 months ended June 30, 2022.

OVERVIEW

In the 12-month period ended June 30, 2022, the S&P 500® Index returned –11%, the MSCI World Index returned –14%, and the ICE BofA U.S. High Yield Index (high yield market) returned –13%. Several economic developments have sparked fears of a recession. The most recent real GDP growth was negative quarter-over-quarter, the war in Ukraine showed little signs of abating, inflation increased by the largest amount in more than 40 years, and an increasingly hawkish Federal Open Market Committee (FOMC) raised the Fed Funds rate by 150 basis points via three hikes over the past year (from 0.25% to 1.75%, upper bound). The Fed signaled further rate increases going forward to combat inflation. Other major central banks have raised rates also, and like the Fed, signaled further rate hikes going forward. Higher rates are generally bad for equities. It becomes more costly to borrow, increasing the cost of capital, which is the rate used to discount future cash flows. Higher rates impair long-duration equities disproportionately because most of the intrinsic value is derived from a terminal value estimate far into the future. In general, growth stocks are longer duration securities than value stocks. Unsurprisingly, value has outperformed growth in periods of elevated inflation and interest rates historically.

Value held up better than growth over the 12-month period. From a global sector perspective, energy was the best performer of the year by a large magnitude, returning +33%. The three least economically sensitive sectors — utilities, health care, and consumer staples — were next best, returning +4%, –2%, and –3%, respectively. All other sectors declined more than –10%. Communication services (–29%), consumer discretionary (–27%), and information technology (–19%) were the worst performers. These sectors comprise considerably larger portions of growth indexes. Combined, the three sectors averaged nearly two-thirds of the MSCI World Growth Index's total weight over the past year. This highlights growth indexes unusual concentration, the likes of which we have not observed since the tech bubble.

We are finding attractive equity opportunities in a variety of market segments. We are partial to select large cap software companies, which are not inexpensive on typical valuation metrics like price-to-earnings, enterprise value to earnings before interest and taxes, price-to-book, etc. They represent fantastic businesses, however trade at large discounts to our estimate of intrinsic value. Common traits among our positions are high returns on capital, captive customer bases, good balance sheets, and a substantial return of capital to shareholders. The stocks also trade at large discounts to other parts of the market generally viewed as high quality businesses, e.g., consumer staples, though with superior growth prospects. We also find many opportunities in energy and financials, across the market cap spectrum. Within energy, valuations remain uncommonly attractive despite the sector's significant outperformance recently, because valuations are coming off such a low base. Higher commodity prices have translated into strong free cash flow. Historically, elevated cash flows in energy were routinely used to reinvest in new exploration projects. Recently, however, cash has been used to pay down considerable amounts of debt, de-risking the sector significantly. Dividends and share repurchases have also ramped up meaningfully. With balance sheets improved and cash flow still strong, we expect share repurchases to increase even further going forward — an accretive use of capital considering the still attractive valuations. Additionally, energy has been the best inflation hedge of all sectors dating back to the 1970s. In financials, we find banks unusually attractive. The Funds' banks trade at compelling valuations both relative to normal earnings power and tangible book values. The attractive valuations reflect the market's recession worries and the credit losses that typically coincide with economic slowdowns. Yet the capital position in the industry is such that even severe regulatory stress tests (most recently in June) are passed largely without comment. Banks also experience an earnings benefit should interest rates continue to climb — financials have been the best interest rate hedge of all sectors dating back to the 1970s.

Value continues to trade at a large discount to growth, despite its recent outperformance. The Funds' valuations represent larger-than-normal discounts to their respective benchmarks. We view a reversion toward a more normal valuation relationship as more likely than not, which would represent a conducive environment for our long-term fundamental value approach.

The high yield market's decline has resulted in yields and spreads increasing to levels we have not observed in some time. Spreads over treasuries widened to 587 basis points as of June 30, 2022, with more than a tenth of the market trading at spreads greater than 1,000 basis points. The high yield market's yield-to-worst closed the period at 8.9%, a function of both rising rates and spread widening. The number of attractive valuation opportunities has increased over the past year, though it took a negative market to get here. Nonetheless, we are more optimistic about our prospect to add value going forward than we were a year ago. We will continue to adhere to our competitive research advantage, particularly in small and mid cap credits, with a focus on strong asset coverage.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of –8.27% for the year ended June 30, 2022 compared to the Russell 1000® Value Index return of –6.82%.

Stock selection in consumer discretionary, industrials, and consumer staples detracted from performance in the period. The underweight exposure to non-cyclical sectors also hurt, as the Fund was underexposed to health care, consumer staples, and utilities. The overweight position and positive stock selection in energy was a significantly positive contributor. Positive stock selection in information technology and financials also helped. The largest detractors to relative performance in the 12-month period were General Electric, Citigroup, General Motors, Magna International, and Warner Bros. Discovery. The largest positive contributors were Marathon Oil, APA Corp., AIG, Elevance Health, and Shell.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of –9.31% for the year ended June 30, 2022 compared to the Russell 1000® Value Index return of –6.82%.

Over the 12-month period ended June 30, 2022, stock selection in consumer discretionary, industrials, and communication services detracted from relative performance. The underweight positions in health care, consumer staples, and utilities also hurt, along with the overweight exposure to information technology. The overweight position in energy, along with positive stock selection in the same sector helped relative performance. The underweight exposure to communication services and stock selection in financials were also positive contributors. The largest individual detractors to performance in the period were General Electric, General Motors, Citigroup, Magna International, and Warner Bros. Discovery; the largest positive contributors were Marathon Oil, APA Corp., Elevance Health, AIG, and Shell.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of –2.34% for the year ended June 30, 2022 compared to the Russell Midcap® Value Index return of –10.00%.

Energy was the best-performing sector in the period by a wide margin. The Fund's overweight position and positive stock selection in the sector drove most of the outperformance. Positive stock selection in industrials was also a significant contributor. The underweight position and stock selection in consumer staples hurt relative performance. Stock selection in consumer discretionary and the underweight position in real estate detracted from performance. The largest positive contributors to relative performance in the 12-month period were Kosmos Energy, APA Corp., Fluor, Capricorn Energy, and Marathon Oil; the largest detractors were Royal Mail, CommScope, ODP Corp., Credit Suisse, and Adient.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of –3.42% for the year ended June 30, 2022 compared to the Russell 2000® Value Index return of –16.28%.

Positive stock selection drove most of the outperformance over the 12-month period. Stock selection was most positive in industrials, consumer discretionary, and communication services. The overweight position in energy and underweight position in health care also helped. Stock selection in real estate and the underweight positions in utilities and consumer staples detracted from performance. The largest positive contributors to relative performance were Range Resources, Fluor, Kosmos Energy, Meritor, and Points.com; the largest detractors were Seritage Growth Properties, Telos Corp., TrueBlue, Hanger, and Armstrong Flooring.

HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of –9.34% for the year ended June 30, 2022 compared to the Russell 2000® Value Index return of –16.28%.

Stock selection was positive in 7 of the 11 GICS® sectors which helped relative performance. It was most positive in financials, industrials, and materials. The underweight positions in health care and communication services also helped, along with the overweight position in energy. Stock selection in energy, real estate, and consumer staples detracted from performance. The overweight position in consumer discretionary, along with the underweight positions in utilities, real estate, and consumer staples detracted from performance.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of –11.86% for the year ended June 30, 2022 compared to the MSCI World Index return of –14.34%.

Both the overweight position in energy, and positive stock selection in the sector helped relative performance in the period. Positive stock selection in health care, financials, and information technology also helped. The underweight position in consumer discretionary and information technology, along with the overweight position in financials were positive contributors. Stock selection in consumer discretionary, consumer staples, and real estate detracted from performance. The underweight exposure to health care and no exposure to utilities hurt, as these were the best performing sectors for the benchmark after energy. The largest positive contributors to relative performance were Suncor Energy, Cenovus Energy, BAE Systems, Elevance Health, and AIG; the largest detractors were General Electric, Royal Mail, Credit Suisse, General Motors, and Warner Bros. Discovery.

HOTCHKIS & WILEY INTERNATIONAL VALUE FUND

The Fund's Class I shares had a total return of –9.82% for the year ended June 30, 2022 compared to the MSCI World ex-USA Index return of –16.76%.

The index's only positive sector in the period was energy. The Fund's overweight position combined with positive stock selection in the sector were positive contributors to relative performance in the period. Positive stock selection in consumer discretionary and industrials also helped, along with the overweight exposure to financials. The underweight position and stock selection in health care detracted from performance. Stock selection in consumer staples also hurt. The largest positive contributors to relative performance were Cenovus Energy, BAE Systems, Kosmos Energy, Suncor Energy, and Points.com; the largest detractors were Royal Mail, Credit Suisse, Ericsson, Philips, and Magna International.

HOTCHKIS & WILEY INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of –14.28% for the year ended June 30, 2022 compared to the MSCI World ex-USA Small Cap Index return of –23.02%.

Stock selection was positive in all 11 GICS® sectors, which drove most of the Fund's outperformance over the period. It was most positive in information technology, consumer discretionary, and financials. The overweight position in energy and financials also helped. The underweight exposure to real estate, utilities, and consumer staples detracted from performance.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of –11.50% for the year ended June 30, 2022 compared to the Russell 3000® Value return of –7.46%.

The overweight exposure to information technology was the Fund's largest detractor over the 12-month period, though this was more than offset by positive security selection in the sector. Security selection in real estate hurt performance, along with the underweight exposure to health care and utilities, and the overweight exposure to communication services. The overweight position in energy was a large positive contributor in the period. Positive security selection in health care also helped. The largest detractors to relative performance in the period were General Electric, Seritage Growth Properties, Credit Suisse, Royal Mail, and General Motors; the largest positive contributors were Range Resources, Triple-S Management, NOV, Inc., Kosmos Energy, and AIG.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of –11.12% for the year ended June 30, 2022 compared to the ICE BofA BB-B U.S. High Yield Constrained Index return of –12.20%.

Positive credit selection in small cap credits contributed to relative performance in the period. Much of this was in energy, where positive credit selection was significantly positive. Positive credit selection in basic industry and services also helped, along with an underweight allocation to telecommunications. Credit selection in retail, leisure, and media detracted from performance in the period.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Scott McBride Fund Manager

Patty McKenna Fund Manager	James Miles Fund Manager	Stan Majcher Fund Manager

David Green Fund Manager	Judd Peters Fund Manager	Ray Kennedy Fund Manager

Mark Hudoff Fund Manager	Patrick Meegan Fund Manager	Scott Rosenthal Fund Manager

Richard Mak Fund Manager	Ryan Thomes Fund Manager	Hunter Doble Fund Manager

Fund Information

ABOUT FUND PERFORMANCE

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and High Yield Fund have four authorized classes of shares (Class I, Class A, Class C and Class Z). The International Small Cap Diversified Value Fund has three authorized classes of shares (Class I, Class A and Class Z). Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the International Value Fund and International Small Cap Diversified Value Fund are not offering Class A shares to investors; the Small Cap Diversified Value Fund, Global Value Fund and International Value Fund are not offering Class C shares to investors; and the Diversified Value Fund, Global Value Fund, International Value Fund and International Small Cap Diversified Value Fund are not offering Class Z shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower annual distribution and service fees.

Class Z shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class Z shares are available only to eligible investors (provided that no compensation, administrative payments, sub-transfer agency payments and service payments are required).

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund invest in small- and mid-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund and High Yield Fund invest in debt securities that typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, extension risk, prepayment risk, and default risk, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the fund performance data on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in securities included in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index, an unmanaged index, is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

MSCI World Index is a free float-adjusted weighted index capturing large and mid cap representation across 23 Developed Markets (DM) countries.

Fund Information

MSCI World Growth Index is the growth investment style of the MSCI World Index. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI World ex-USA Index is a free float-adjusted weighted index capturing large and mid cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

MSCI World ex-USA Small Cap Index is a free float-adjusted weighted index capturing small cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

ICE BofA BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofA U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofA U.S. High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

DISCLOSURE

Past performance does not guarantee future results.

The shareholder letter reflects opinions of Fund managers as of June 30, 2022. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for June 30, 2022. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company.

The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given period.

Each type of asset class or investment product has a different risk-return profile, which should be considered when investing. All investments contain risk and may lose value.

Basis point (bp) is a unit equal to 1/100th of 1% (0.01%) and is used to denote the change in a financial instrument.

Market capitalization of a company is calculated by multiplying the number of outstanding shares by the current market price of a share.

Yield-to-worst is the lowest possible yield from owning a bond considering all potential call dates prior to maturity.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

During the year ended June 30, 2022, the Value Opportunities Fund held futures contracts, which resulted in realized gains and unrealized losses, and purchased put options, which resulted in realized losses and unrealized gains.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2022	1 Year	5 Years	10 Years	Since 8/30/04*
Class I
Average annual total return	–8.27%	7.23%	10.97%	7.21%
Class A
Average annual total return (with sales charge)	–13.31%	5.82%	10.09%	6.62%
Average annual total return (without sales charge)	–8.49%	6.97%	10.69%	6.94%
Class C
Average annual total return (with CDSC)	–10.10%	6.16%	9.86%	6.16%
Average annual total return (without CDSC)	–9.20%	6.16%	9.86%	6.16%
Russell 1000® Value Index††
Average annual total return	–6.82%	7.17%	10.50%	7.79%
Russell 1000® Index††
Average annual total return	–13.04%	11.00%	12.82%	9.45%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 1.01% for Class I shares, 1.22% for Class A shares and 1.98% for Class C shares, respectively.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2022	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	–9.31%	6.56%	10.91%	8.81%
Class A
Average annual total return (with sales charge)	–14.28%	5.15%	10.04%	8.39%
Average annual total return (without sales charge)	–9.53%	6.29%	10.64%	8.56%
Class C
Average annual total return (with CDSC)	–11.07%	5.53%	9.82%	7.75%
Average annual total return (without CDSC)	–10.17%	5.53%	9.82%	7.75%
Class Z
Average annual total return	–9.22%	6.63%	10.95%	8.82%
Russell 1000® Value Index††
Average annual total return	–6.82%	7.17%	10.50%	9.48%
Russell 1000® Index††
Average annual total return	–13.04%	11.00%	12.82%	9.88%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I is 6/24/87. Average annual total return for the Russell 1000® Value Index reflects a beginning date of 6/30/87.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 0.97% for Class I shares, 1.18% for Class A shares, 1.91% for Class C shares and 0.86% for Class Z shares, respectively.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2022	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	–2.34%	4.88%	8.96%	10.72%
Class A
Average annual total return (with sales charge)	–7.65%	3.53%	8.12%	10.22%
Average annual total return (without sales charge)	–2.54%	4.66%	8.71%	10.45%
Class C
Average annual total return (with CDSC)	–4.26%	3.86%	7.89%	9.65%
Average annual total return (without CDSC)	–3.29%	3.86%	7.89%	9.65%
Class Z
Average annual total return	–2.23%	4.96%	9.00%	10.73%
Russell Midcap® Value Index††
Average annual total return	–10.00%	6.27%	10.62%	9.77%
Russell Midcap® Index††
Average annual total return	–17.30%	7.96%	11.29%	9.76%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A, Class C — 1/2/01; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 1.01% for Class I shares, 1.21% for Class A shares, 1.97% for Class C shares and 0.87% for Class Z shares, respectively.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2022	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	–3.42%	6.30%	10.37%	10.91%
Class A
Average annual total return (with sales charge)	–8.62%	4.94%	9.52%	10.50%
Average annual total return (without sales charge)	–3.56%	6.08%	10.11%	10.66%
Class C
Average annual total return (with CDSC)	–5.21%	5.30%	9.30%	9.86%
Average annual total return (without CDSC)	–4.25%	5.30%	9.30%	9.86%
Class Z
Average annual total return	–3.22%	6.41%	10.42%	10.92%
Russell 2000® Value Index††
Average annual total return	–16.28%	4.89%	9.05%	10.27%
Russell 2000® Index††
Average annual total return	–25.20%	5.17%	9.35%	9.24%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 10/6/00; Class C — 2/4/02: Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I is 9/20/85. Average annual total return for the Russell 2000® Value Index reflects a beginning date of 9/30/85.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 1.06% for Class I shares, 1.21% for Class A shares, 1.94% for Class C shares and 0.86% for Class Z shares, respectively.

Fund Performance Data

SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2022	1 Year	5 Years	Since 6/30/14*
Class I
Average annual total return	–9.34%	6.44%	7.37%
Class A
Average annual total return (with sales charge)	–14.31%	5.05%	6.38%
Average annual total return (without sales charge)	–9.57%	6.19%	7.09%
Class Z
Average annual total return	–9.38%	6.44%	7.36%
Russell 2000® Value Index††
Average annual total return	–16.28%	4.89%	5.68%
Russell 2000® Index††
Average annual total return	–25.20%	5.17%	5.98%

Returns shown for Class Z shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods. (Inception date: Class Z — 9/30/19.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 0.87% for Class I shares, 1.15% for Class A shares and 0.76% for Class Z shares, respectively.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2022	1 Year	5 Years	Since 12/31/12*
Class I
Average annual total return	–11.86%	3.71%	7.44%
Class A
Average annual total return (with sales charge)	–16.69%	2.34%	6.57%
Average annual total return (without sales charge)	–12.07%	3.45%	7.18%
MSCI World Index††
Average annual total return	–14.34%	7.67%	9.01%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 1.22% for Class I shares and 1.46% for Class A shares, respectively.

Fund Performance Data

INTERNATIONAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2022	1 Year	5 Years	Since 12/31/15*
Class I
Average annual total return	–9.82%	1.17%	4.18%
MSCI World ex-USA Index††
Average annual total return	–16.76%	2.66%	4.39%

† The Fund invests primarily in non-U.S. companies.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 4.87% for Class I shares.

Fund Performance Data

INTERNATIONAL SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Period ended June 30, 2022	1 Year	Since 6/30/20*
Class I
Average annual total return	–14.28%	13.99%
MSCI World ex-USA Small Cap Index††
Average annual total return	–23.02%	4.65%

† The Fund invests primarily in equity securities of non-U.S. companies with market capitalizations similar to the MSCI World ex-USA Small Cap Index.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 4.23% for Class I shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2022	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	–11.50%	7.31%	11.27%	11.42%
Class A
Average annual total return (with sales charge)	–16.34%	5.89%	10.40%	10.88%
Average annual total return (without sales charge)	–11.72%	7.03%	11.00%	11.18%
Class C
Average annual total return (with CDSC)	–13.11%	6.26%	10.18%	10.34%
Average annual total return (without CDSC)	–12.34%	6.26%	10.18%	10.34%
Class Z
Average annual total return	–11.40%	7.36%	11.30%	11.43%
Russell 3000® Value Index††
Average annual total return	–7.46%	7.01%	10.39%	8.76%
Russell 3000® Index††
Average annual total return	–13.87%	10.60%	12.57%	10.02%

Returns shown for Class C and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class C shares. (Inception dates: Class C — 8/28/03; Class Z — 9/30/19.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charge. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index descriptions in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 0.94% for Class I shares, 1.20% for Class A shares, 1.91% for Class C shares and 0.86% for Class Z shares, respectively.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended June 30, 2022	1 Year	5 Years	10 Years	Since 3/31/09*
Class I
Average annual total return	–11.12%	1.06%	3.95%	7.43%
Class A
Average annual total return (with sales charge)	–14.61%	0.02%	3.28%	6.79%
Average annual total return (without sales charge)	–11.28%	0.78%	3.67%	7.10%
Class C
Average annual total return (with CDSC)	–12.79%	0.08%	2.92%	6.37%
Average annual total return (without CDSC)	–11.94%	0.08%	2.92%	6.37%
Class Z
Average annual total return	–11.04%	1.14%	3.99%	7.46%
ICE BofA BB-B U.S. High Yield Constrained Index††
Average annual total return	–12.20%	2.07%	4.34%	7.76%

Returns shown for Class A, Class C, and Class Z shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class A and Class C shares. (Inception dates: Class A — 5/29/09; Class C — 12/31/12; Class Z — 3/29/18.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description in the Fund Information section.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, access our website at www.hwcm.com.

The gross expense ratio for the year ended June 30, 2022 is 0.77% for Class I shares, 0.98% for Class A shares, 1.77% for Class C shares and 0.65% for Class Z shares, respectively.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Diversified Value Fund

Largest Equity Holdings	Percent of net assets
Citigroup, Inc.	4.85%
General Electric Company	4.76%
Wells Fargo & Company	3.91%
American International Group, Inc.	3.76%
Microsoft Corp.	2.94%
Alphabet, Inc.	2.78%
Oracle Corp.	2.77%
The Goldman Sachs Group, Inc.	2.71%
Elevance Health, Inc.	2.70%
PPL Corp.	2.66%
COMMON STOCKS — 99.20%	Shares Held	Value
COMMUNICATION SERVICES — 9.77% Entertainment — 1.74%
Warner Bros. Discovery, Inc. (a)	108,900	$1,461,438
Interactive Media & Services — 2.78%
Alphabet, Inc. (a)	1,070	2,331,808
Media — 3.90%
Comcast Corp.	39,100	1,534,284
News Corp.	57,000	888,060
Omnicom Group, Inc.	6,100	388,021
Paramount Global	18,700	461,516
		3,271,881
Wireless Telecommunication Services — 1.35%
Vodafone Group PLC — ADR	72,963	1,136,764
TOTAL COMMUNICATION SERVICES		8,201,891
CONSUMER DISCRETIONARY — 6.60% Auto Components — 3.27%
Adient PLC (a)	8,974	265,899
Aptiv PLC (a)	7,000	623,490
The Goodyear Tire & Rubber Company (a)	20,600	220,626
Magna International, Inc.	29,800	1,636,020
		2,746,035
Automobiles — 2.64%
General Motors Company (a)	69,900	2,220,024
Hotels, Restaurants & Leisure — 0.69%
Booking Holdings, Inc. (a)	330	577,167
TOTAL CONSUMER DISCRETIONARY		5,543,226
CONSUMER STAPLES — 1.72% Personal Products — 1.72%
Unilever PLC — ADR	31,600	1,448,228
TOTAL CONSUMER STAPLES		1,448,228
	Shares Held	Value
ENERGY — 11.99% Energy Equipment & Services — 3.66%
Baker Hughes Company	14,000	$404,180
Halliburton Company	32,700	1,025,472
NOV, Inc.	75,600	1,278,396
Schlumberger NV	10,300	368,328
		3,076,376
Oil, Gas & Consumable Fuels — 8.33%
APA Corp.	46,700	1,629,830
Cenovus Energy, Inc.	28,800	547,488
Hess Corp.	8,900	942,866
Marathon Oil Corp.	77,900	1,751,192
Murphy Oil Corp.	20,200	609,838
Shell PLC — ADR	28,962	1,514,423
		6,995,637
TOTAL ENERGY		10,072,013
FINANCIALS — 25.03% Banks — 11.02%
Citigroup, Inc.	88,574	4,073,518
Citizens Financial Group, Inc.	23,900	852,991
First Citizens BancShares, Inc.	1,592	1,040,818
Wells Fargo & Company	83,834	3,283,778
		9,251,105
Capital Markets — 7.34%
The Bank of New York Mellon Corp.	44,000	1,835,240
Credit Suisse Group AG — ADR	102,400	580,608
The Goldman Sachs Group, Inc.	7,650	2,272,203
State Street Corp.	24,000	1,479,600
		6,167,651
Diversified Financial Services — 0.47%
Equitable Holdings, Inc.	15,100	393,657

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Diversified Value Fund

	Shares Held	Value
Insurance — 6.20%
American International Group, Inc.	61,700	$3,154,721
The Hartford Financial Services Group, Inc.	21,300	1,393,659
The Travelers Companies, Inc.	3,900	659,607
		5,207,987
TOTAL FINANCIALS		21,020,400
HEALTH CARE — 10.99% Health Care Equipment & Supplies — 1.59%
Medtronic PLC	8,882	797,159
Zimmer Biomet Holdings, Inc.	5,100	535,806
		1,332,965
Health Care Providers & Services — 7.66%
Centene Corp. (a)	14,600	1,235,306
CVS Health Corp.	13,200	1,223,112
Elevance Health, Inc.	4,700	2,268,126
HCA Healthcare, Inc.	4,600	773,076
Humana, Inc.	2,000	936,140
		6,435,760
Pharmaceuticals — 1.74%
GSK PLC — ADR	15,300	666,009
Sanofi — ADR	15,800	790,474
		1,456,483
TOTAL HEALTH CARE		9,225,208
INDUSTRIALS — 13.52% Aerospace & Defense — 2.22%
The Boeing Company (a)	7,000	957,040
Raytheon Technologies Corp.	9,400	903,434
		1,860,474
Air Freight & Logistics — 2.51%
FedEx Corp.	9,300	2,108,403
Construction & Engineering — 0.35%
Fluor Corp. (a)	12,200	296,948
Industrial Conglomerates — 4.76%
General Electric Company	62,737	3,994,465
Machinery — 3.68%
CNH Industrial NV	90,500	1,048,895
Cummins, Inc.	5,700	1,103,121
Iveco Group NV (a) (v)	20,620	109,173
PACCAR, Inc.	10,100	831,634
		3,092,823
TOTAL INDUSTRIALS		11,353,113
INFORMATION TECHNOLOGY — 15.59% Communications Equipment — 3.50%
F5, Inc. (a)	13,000	1,989,520
Telefonaktiebolaget LM Ericsson — ADR	127,600	944,240
		2,933,760
	Shares Held	Value
Electronic Equipment, Instruments & Components — 2.27%
Corning, Inc.	33,300	$1,049,283
TE Connectivity Ltd.	7,600	859,940
		1,909,223
IT Services — 1.09%
Cognizant Technology Solutions Corp.	7,000	472,430
Fiserv, Inc. (a)	5,000	444,850
		917,280
Semiconductors & Semiconductor Equipment — 0.98%
Micron Technology, Inc.	14,800	818,144
Software — 7.75%
Microsoft Corp.	9,600	2,465,568
Oracle Corp.	33,300	2,326,671
Workday, Inc. (a)	12,300	1,716,834
		6,509,073
TOTAL INFORMATION TECHNOLOGY		13,087,480
MATERIALS — 1.33% Chemicals — 0.94%
Olin Corp.	17,000	786,760
Containers & Packaging — 0.39%
International Paper Company	7,900	330,457
TOTAL MATERIALS		1,117,217
UTILITIES — 2.66% Electric Utilities — 2.66%
PPL Corp.	82,300	2,232,799
TOTAL UTILITIES		2,232,799
Total common stocks (Cost $79,535,935)		83,301,575
Total long-term investments (Cost $79,535,935)		83,301,575
SHORT-TERM INVESTMENTS — 0.80%	Principal Amount
Time Deposits — 0.80%
Barclays PLC, 0.91%, 07/01/2022*	$670,660	670,660
Total short-term investments (Cost $670,660)		670,660
Total investments — 100.00% (Cost $80,206,595)		83,972,235
Liabilities in excess of other assets — 0.00%		(3,984)
Net assets — 100.00%		$83,968,251

(a) — Non-income producing security.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $109,173, which represented 0.13% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Large Cap Value Fund

Largest Equity Holdings	Percent of net assets
General Electric Company	4.88%
Citigroup, Inc.	4.86%
Wells Fargo & Company	3.91%
American International Group, Inc.	3.70%
General Motors Company	3.37%
Elevance Health, Inc.	3.17%
F5, Inc.	3.13%
Oracle Corp.	3.12%
The Goldman Sachs Group, Inc.	2.97%
FedEx Corp.	2.85%
COMMON STOCKS — 98.04%	Shares Held	Value
COMMUNICATION SERVICES — 6.70% Entertainment — 2.03%
Warner Bros. Discovery, Inc. (a)	611,400	$8,204,988
Interactive Media & Services — 0.97%
Alphabet, Inc. (a)	1,800	3,922,668
Media — 2.20%
Comcast Corp.	227,000	8,907,480
Wireless Telecommunication Services — 1.50%
Vodafone Group PLC — ADR	390,944	6,090,908
TOTAL COMMUNICATION SERVICES		27,126,044
CONSUMER DISCRETIONARY — 6.91% Auto Components — 2.76%
Adient PLC (a)	44,891	1,330,120
Magna International, Inc.	179,300	9,843,570
		11,173,690
Automobiles — 3.37%
General Motors Company (a)	430,300	13,666,328
Hotels, Restaurants & Leisure — 0.78%
Booking Holdings, Inc. (a)	1,800	3,148,182
TOTAL CONSUMER DISCRETIONARY		27,988,200
CONSUMER STAPLES — 1.73% Personal Products — 1.73%
Unilever PLC — ADR	152,500	6,989,075
TOTAL CONSUMER STAPLES		6,989,075
ENERGY — 13.73% Energy Equipment & Services — 4.17%
Baker Hughes Company	70,100	2,023,787
Halliburton Company	109,500	3,433,920
NOV, Inc.	508,200	8,593,662
Schlumberger NV	79,300	2,835,768
		16,887,137
	Shares Held	Value
Oil, Gas & Consumable Fuels — 9.56%
APA Corp.	236,400	$8,250,360
Hess Corp.	54,100	5,731,354
Marathon Oil Corp.	431,200	9,693,376
Murphy Oil Corp.	90,570	2,734,308
Shell PLC — ADR	160,872	8,411,997
Suncor Energy, Inc.	110,000	3,857,700
		38,679,095
TOTAL ENERGY		55,566,232
FINANCIALS — 25.51% Banks — 10.27%
Citigroup, Inc.	427,788	19,673,970
Citizens Financial Group, Inc.	169,700	6,056,593
Wells Fargo & Company	403,863	15,819,314
		41,549,877
Capital Markets — 8.04%
The Bank of New York Mellon Corp.	228,000	9,509,880
Credit Suisse Group AG — ADR (l)	535,500	3,036,285
The Goldman Sachs Group, Inc.	40,500	12,029,310
State Street Corp.	129,200	7,965,180
		32,540,655
Diversified Financial Services — 0.50%
Equitable Holdings, Inc.	77,600	2,023,032
Insurance — 6.70%
American International Group, Inc.	292,900	14,975,977
The Hartford Financial Services Group, Inc.	120,200	7,864,686
The Travelers Companies, Inc.	25,300	4,278,989
		27,119,652
TOTAL FINANCIALS		103,233,216
HEALTH CARE — 10.69% Health Care Equipment & Supplies — 2.47%
Medtronic PLC	73,400	6,587,650
Zimmer Biomet Holdings, Inc.	32,700	3,435,462
		10,023,112

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Large Cap Value Fund

	Shares Held	Value
Health Care Providers & Services — 5.91%
CVS Health Corp.	67,000	$6,208,220
Elevance Health, Inc.	26,600	12,836,628
HCA Healthcare, Inc.	29,000	4,873,740
		23,918,588
Pharmaceuticals — 2.31%
GSK PLC — ADR	121,300	5,280,189
Sanofi — ADR	81,200	4,062,436
		9,342,625
TOTAL HEALTH CARE		43,284,325
INDUSTRIALS — 13.19% Aerospace & Defense — 0.64%
Huntington Ingalls Industries, Inc.	11,800	2,570,276
Air Freight & Logistics — 2.85%
FedEx Corp.	50,900	11,539,539
Industrial Conglomerates — 4.88%
General Electric Company	310,387	19,762,340
Machinery — 4.82%
CNH Industrial NV	486,700	5,640,853
Cummins, Inc.	33,800	6,541,314
Iveco Group NV (a) (v)	109,000	577,104
PACCAR, Inc.	56,300	4,635,742
Stanley Black & Decker, Inc.	20,200	2,118,172
		19,513,185
TOTAL INDUSTRIALS		53,385,340
INFORMATION TECHNOLOGY — 15.36% Communications Equipment — 4.74%
F5, Inc. (a)	82,900	12,687,016
Telefonaktiebolaget LM Ericsson — ADR	876,500	6,486,100
		19,173,116
Electronic Equipment, Instruments & Components — 2.42%
Corning, Inc.	160,800	5,066,808
TE Connectivity Ltd.	41,600	4,707,040
		9,773,848
IT Services — 2.44%
Amdocs Ltd.	25,600	2,132,736
Euronet Worldwide, Inc. (a)	54,100	5,441,919
Fiserv, Inc. (a)	25,900	2,304,323
		9,878,978
Software — 5.76%
Microsoft Corp.	41,600	10,684,128
Oracle Corp.	180,900	12,639,483
		23,323,611
TOTAL INFORMATION TECHNOLOGY		62,149,553
	Shares Held		Value
MATERIALS — 1.53% Chemicals — 0.96%
Olin Corp.		84,400	$3,906,032
Containers & Packaging — 0.57%
International Paper Company		54,800	2,292,284
TOTAL MATERIALS			6,198,316
UTILITIES — 2.69% Electric Utilities — 2.69%
PPL Corp.		401,700	10,898,121
TOTAL UTILITIES			10,898,121
Total common stocks (Cost $372,190,241)			396,818,422
Total long-term investments (Cost $372,190,241)			396,818,422
COLLATERAL FOR SECURITIES ON LOAN — 0.16%
Money Market Funds — 0.16%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 1.38%^		638,435	638,435
Total collateral for securities on loan (Cost $638,435)			638,435
SHORT-TERM INVESTMENTS — 1.91%	Principal Amount
Time Deposits — 1.91%
Barclays PLC, 0.91%, 07/01/2022*		$7,730,917	7,730,917
Citigroup, Inc., (0.78)%, 07/01/2022*	EUR	97	102
Total short-term investments (Cost $7,731,022)			7,731,019
Total investments — 100.11% (Cost $380,559,698)			405,187,876
Liabilities in excess of other assets — (0.11)%			(464,055)
Net assets — 100.00%			$404,723,821

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $621,267. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $577,104, which represented 0.14% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of June 30, 2022.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Mid-Cap Value Fund

Largest Equity Holdings	Percent of net assets
Kosmos Energy Ltd.	5.21%
Popular, Inc.	4.82%
Fluor Corp.	4.56%
First Citizens BancShares, Inc.	4.28%
Citizens Financial Group, Inc.	3.54%
APA Corp.	3.29%
American International Group, Inc.	3.18%
Adient PLC	2.96%
Vistra Corp.	2.57%
State Street Corp.	2.44%
COMMON STOCKS — 99.43%	Shares Held	Value
COMMUNICATION SERVICES — 4.75% Entertainment — 2.10%
Warner Bros. Discovery, Inc. (a)	678,100	$9,100,102
Media — 2.65%
News Corp.	225,500	3,513,290
Omnicom Group, Inc.	61,200	3,892,932
Paramount Global	166,800	4,116,624
		11,522,846
TOTAL COMMUNICATION SERVICES		20,622,948
CONSUMER DISCRETIONARY — 10.29% Auto Components — 6.47%
Adient PLC (a)	433,100	12,832,753
The Goodyear Tire & Rubber Company (a)	447,800	4,795,938
Lear Corp.	11,400	1,435,146
Magna International, Inc.	163,900	8,998,110
		28,061,947
Automobiles — 0.32%
Harley-Davidson, Inc.	43,900	1,389,874
Household Durables — 1.72%
Tri Pointe Homes, Inc. (a)	58,900	993,643
Whirlpool Corp.	41,800	6,473,566
		7,467,209
Specialty Retail — 1.78%
The Gap, Inc.	126,000	1,038,240
The ODP Corp. (a)	221,145	6,687,425
		7,725,665
TOTAL CONSUMER DISCRETIONARY		44,644,695
CONSUMER STAPLES — 1.10% Personal Products — 1.10%
Herbalife Nutrition Ltd. (a)	233,000	4,764,850
TOTAL CONSUMER STAPLES		4,764,850
	Shares Held	Value
ENERGY — 20.14% Energy Equipment & Services — 2.38%
Expro Group Holdings NV (a)	73,983	$852,284
Halliburton Company	135,600	4,252,416
NOV, Inc.	310,000	5,242,100
		10,346,800
Oil, Gas & Consumable Fuels — 17.76%
APA Corp.	409,600	14,295,040
Capricorn Energy PLC (a) (v)	3,741,475	9,946,269
Cenovus Energy, Inc.	250,700	4,765,807
Kosmos Energy Ltd. (a)	3,655,220	22,625,812
Murphy Oil Corp.	220,900	6,668,971
Oasis Petroleum, Inc.	49,300	5,997,345
PDC Energy, Inc.	140,500	8,656,205
Range Resources Corp. (a)	165,800	4,103,550
		77,058,999
TOTAL ENERGY		87,405,799
FINANCIALS — 27.20% Banks — 13.41%
Citizens Financial Group, Inc.	430,900	15,378,821
First Citizens BancShares, Inc.	28,387	18,558,853
First Horizon Corp.	151,600	3,313,976
Popular, Inc.	272,200	20,940,346
		58,191,996
Capital Markets — 4.88%
Credit Suisse Group AG — ADR (l)	1,067,600	6,053,292
Lazard Ltd.	42,000	1,361,220
Northern Trust Corp.	33,000	3,183,840
State Street Corp.	172,100	10,609,965
		21,208,317
Consumer Finance — 1.37%
SLM Corp.	373,400	5,951,996

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Mid-Cap Value Fund

	Shares Held	Value
Insurance — 7.54%
American International Group, Inc.	270,300	$13,820,439
CNO Financial Group, Inc.	450,000	8,140,500
Enstar Group Ltd. (a)	23,300	4,985,734
The Hartford Financial Services Group, Inc.	88,100	5,764,383
		32,711,056
TOTAL FINANCIALS		118,063,365
HEALTH CARE — 3.57% Health Care Providers & Services — 2.99%
Centene Corp. (a)	51,300	4,340,493
Universal Health Services, Inc.	85,900	8,650,989
		12,991,482
Pharmaceuticals — 0.58%
Jazz Pharmaceuticals PLC (a)	16,000	2,496,160
TOTAL HEALTH CARE		15,487,642
INDUSTRIALS — 15.84% Air Freight & Logistics — 1.87%
Royal Mail PLC (v)	2,452,200	8,100,749
Commercial Services & Supplies — 1.13%
The Brink's Company	80,600	4,893,226
Construction & Engineering — 4.56%
Fluor Corp. (a)	813,800	19,807,892
Machinery — 4.58%
Allison Transmission Holdings, Inc.	127,300	4,894,685
CNH Industrial NV	661,500	7,666,785
Iveco Group NV (a) (v)	154,080	815,781
PACCAR, Inc.	51,300	4,224,042
Stanley Black & Decker, Inc.	21,900	2,296,434
		19,897,727
Professional Services — 1.98%
KBR, Inc.	111,900	5,414,841
ManpowerGroup, Inc.	41,500	3,171,015
		8,585,856
Road & Rail — 1.72%
AMERCO	15,600	7,460,388
TOTAL INDUSTRIALS		68,745,838
INFORMATION TECHNOLOGY — 8.73% Communications Equipment — 4.37%
CommScope Holding Company, Inc. (a)	259,100	1,585,692
F5, Inc. (a)	52,700	8,065,208
Telefonaktiebolaget LM Ericsson — ADR	1,260,300	9,326,220
		18,977,120
Electronic Equipment, Instruments & Components — 3.30%
Arrow Electronics, Inc. (a)	38,800	4,349,092
Avnet, Inc.	105,300	4,515,264
Corning, Inc.	173,900	5,479,589
		14,343,945
	Shares Held		Value
IT Services — 1.06%
Euronet Worldwide, Inc. (a)		45,600	$4,586,904
TOTAL INFORMATION TECHNOLOGY			37,907,969
MATERIALS — 3.34% Chemicals — 3.34%
Huntsman Corp.		166,700	4,725,945
Olin Corp.		211,400	9,783,592
TOTAL MATERIALS			14,509,537
REAL ESTATE — 0.48% Equity Real Estate Investment Trusts — 0.48%
Pebblebrook Hotel Trust		43,100	714,167
Vornado Realty Trust		47,300	1,352,307
TOTAL REAL ESTATE			2,066,474
UTILITIES — 3.99% Electric Utilities — 1.42%
NRG Energy, Inc.		161,100	6,149,187
Independent Power and Renewable Electricity Producers — 2.57%
Vistra Corp.		487,900	11,148,515
TOTAL UTILITIES			17,297,702
Total common stocks (Cost $401,547,353)			431,516,819
Total long-term investments (Cost $401,547,353)			431,516,819
COLLATERAL FOR SECURITIES ON LOAN — 0.15%
Money Market Funds — 0.15%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 1.38%^		661,045	661,045
Total collateral for securities on loan (Cost $661,045)			661,045
SHORT-TERM INVESTMENTS — 0.20%	Principal Amount
Time Deposits — 0.20%
Citigroup, Inc., (0.78)%, 07/01/2022*	EUR	470	493
Citigroup, Inc., 0.91%, 07/01/2022*		$880,646	880,646
Total short-term investments (Cost $881,148)			881,139
Total investments — 99.78% (Cost $403,089,546)			433,059,003
Other assets in excess of liabilities — 0.22%			949,224
Net assets — 100.00%			$434,008,227

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $643,269. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Mid-Cap Value Fund

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $18,862,799, which represented 4.35% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

EUR — Euro

^ — Rate shown is the 7-day yield as of June 30, 2022.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Small Cap Value Fund

Largest Equity Holdings	Percent of net assets
Evercore, Inc.	4.05%
Stagwell, Inc.	3.84%
Popular, Inc.	3.81%
Range Resources Corp.	3.51%
Kosmos Energy Ltd.	3.46%
SLM Corp.	3.05%
Fluor Corp.	3.01%
Points.com, Inc.	2.95%
The Bank of NT Butterfield & Son Ltd.	2.81%
Euronet Worldwide, Inc.	2.75%
COMMON STOCKS — 95.28%	Shares Held	Value
COMMUNICATION SERVICES — 3.84% Media — 3.84%
Stagwell, Inc. (a)	3,919,900	$21,285,057
TOTAL COMMUNICATION SERVICES		21,285,057
CONSUMER DISCRETIONARY — 11.17% Auto Components — 2.72%
Adient PLC (a)	509,200	15,087,596
Automobiles — 1.57%
Harley-Davidson, Inc.	157,400	4,983,284
Thor Industries, Inc.	49,600	3,706,608
		8,689,892
Diversified Consumer Services — 1.04%
Adtalem Global Education, Inc. (a)	160,800	5,783,976
Hotels, Restaurants & Leisure — 0.32%
International Game Technology PLC	94,200	1,748,352
Internet & Catalog Retail — 2.95%
Points.com, Inc. (a)	654,525	16,356,580
Specialty Retail — 2.57%
The ODP Corp. (a)	236,180	7,142,083
Sonic Automotive, Inc.	194,200	7,113,546
		14,255,629
TOTAL CONSUMER DISCRETIONARY		61,922,025
CONSUMER STAPLES — 0.53% Personal Products — 0.53%
Herbalife Nutrition Ltd. (a)	142,900	2,922,305
TOTAL CONSUMER STAPLES		2,922,305
ENERGY — 14.99% Energy Equipment & Services — 2.51%
Expro Group Holdings NV (a)	856,882	9,871,281
NOV, Inc.	237,900	4,022,889
		13,894,170
Oil, Gas & Consumable Fuels — 12.48%
APA Corp.	159,100	5,552,590
Berry Corp.	1,155,100	8,801,862
	Shares Held	Value
Equitrans Midstream Corp.	942,400	$5,993,664
Kinetik Holdings, Inc. (l)	31,390	1,071,654
Kosmos Energy Ltd. (a)	3,101,700	19,199,523
Murphy Oil Corp.	215,900	6,518,021
Range Resources Corp. (a)	786,400	19,463,400
Ranger Oil Corp. (a)	71,400	2,346,918
Rockhopper Exploration PLC (a)	3,066,400	253,826
		69,201,458
TOTAL ENERGY		83,095,628
FINANCIALS — 24.86% Banks — 9.79%
Associated Banc-Corp	66,800	1,219,768
The Bank of NT Butterfield & Son Ltd.	499,300	15,573,167
First BanCorp	418,700	5,405,417
First Hawaiian, Inc.	484,900	11,012,079
Popular, Inc.	274,200	21,094,206
		54,304,637
Capital Markets — 6.21%
Evercore, Inc.	240,100	22,475,761
Perella Weinberg Partners (l)	645,300	3,762,099
Stifel Financial Corp.	145,800	8,167,716
		34,405,576
Consumer Finance — 3.05%
SLM Corp.	1,059,900	16,894,806
Insurance — 5.53%
CNO Financial Group, Inc.	121,900	2,205,171
Enstar Group Ltd. (a)	54,979	11,764,407
Global Indemnity Group LLC	316,036	8,175,851
Horace Mann Educators Corp.	221,600	8,505,008
		30,650,437
Thrifts & Mortgage Finance — 0.28%
Luther Burbank Corp.	117,800	1,537,290
TOTAL FINANCIALS		137,792,746

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Small Cap Value Fund

	Shares Held	Value
HEALTH CARE — 1.77% Health Care Providers & Services — 1.77%
Hanger, Inc. (a)	687,300	$9,842,136
TOTAL HEALTH CARE		9,842,136
INDUSTRIALS — 21.81% Building Products — 0.53%
Masonite International Corp. (a)	38,400	2,950,272
Commercial Services & Supplies — 3.27%
The Brink's Company	249,500	15,147,145
MillerKnoll, Inc.	70,300	1,846,781
Quad/Graphics, Inc. (a)	419,100	1,152,525
		18,146,451
Construction & Engineering — 3.01%
Fluor Corp. (a)	685,700	16,689,938
Machinery — 7.43%
Allison Transmission Holdings, Inc.	192,600	7,405,470
Crane Holdings Company	82,300	7,206,188
Enerpac Tool Group Corp.	93,800	1,784,076
Flowserve Corp.	245,400	7,025,802
The Greenbrier Companies, Inc.	136,400	4,909,036
Meritor, Inc. (a)	275,700	10,016,181
Miller Industries, Inc.	125,300	2,840,551
		41,187,304
Professional Services — 7.27%
Hudson Global, Inc. (a) (o)	169,560	5,324,184
KBR, Inc.	141,000	6,822,990
Korn Ferry	197,100	11,435,742
ManpowerGroup, Inc.	34,500	2,636,145
TrueBlue, Inc. (a)	786,650	14,081,035
		40,300,096
Trading Companies & Distributors — 0.30%
Rush Enterprises, Inc.	34,350	1,655,670
TOTAL INDUSTRIALS		120,929,731
INFORMATION TECHNOLOGY — 11.18% Communications Equipment — 1.28%
CommScope Holding Company, Inc. (a)	201,300	1,231,956
F5, Inc. (a)	38,200	5,846,128
		7,078,084
Electronic Equipment, Instruments & Components — 6.36%
Arrow Electronics, Inc. (a)	128,700	14,425,983
Belden, Inc.	123,700	6,589,499
Itron, Inc. (a)	149,200	7,374,956
Plexus Corp. (a)	87,800	6,892,300
		35,282,738
IT Services — 3.01%
Euronet Worldwide, Inc. (a)	151,700	15,259,503
Verra Mobility Corp. (a)	89,000	1,398,190
		16,657,693
	Shares Held	Value
Semiconductors & Semiconductor Equipment — 0.53%
Diodes, Inc. (a)	45,900	$2,963,763
TOTAL INFORMATION TECHNOLOGY		61,982,278
MATERIALS — 1.00% Chemicals — 1.00%
Ecovyst, Inc.	563,200	5,547,520
Metals & Mining — 0.00%
Noranda Aluminum Holding Corp. (a) (f) (o) (u)	800,300	0
TOTAL MATERIALS		5,547,520
REAL ESTATE — 2.22% Real Estate Management & Development — 2.22%
The RMR Group, Inc.	117,400	3,328,290
Seritage Growth Properties (a) (l)	1,722,400	8,973,704
TOTAL REAL ESTATE		12,301,994
UTILITIES — 1.91% Electric Utilities — 0.22%
Portland General Electric Company	25,200	1,217,916
Multi-Utilities — 1.69%
Avista Corp.	215,100	9,359,001
TOTAL UTILITIES		10,576,917
Total common stocks (Cost $544,106,573)		528,198,337
RIGHTS— 0.00%
ENERGY — 0.00% Oil, Gas & Consumable Fuels — 0.00%
Rockhopper Exploration PLC (a) (i)	383,300	0
TOTAL ENERGY		0
Total rights (Cost $17,153)		0
Total long-term investments (Cost $544,123,726)		528,198,337
COLLATERAL FOR SECURITIES ON LOAN — 0.50%
Money Market Funds — 0.50%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 1.38%^	2,787,980	2,787,980
Total collateral for securities on loan (Cost $2,787,980)		2,787,980
SHORT-TERM INVESTMENTS — 5.07%	Principal Amount
Time Deposits — 5.07%
Barclays PLC, 0.91%, 07/01/2022*	$28,096,262	28,096,262
Total short-term investments (Cost $28,096,262)		28,096,262
Total investments — 100.85% (Cost $575,007,968)		559,082,579
Liabilities in excess of other assets — (0.85)%		(4,736,562)
Net assets — 100.00%		$554,346,017

(a) — Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Small Cap Value Fund

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $0, which represented 0.00% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $0, which represented 0.00% of net assets.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $2,714,966. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(u) — Value determined using significant unobservable inputs.

^ — Rate shown is the 7-day yield as of June 30, 2022.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Small Cap Diversified Value Fund

Largest Equity Holdings	Percent of net assets
Resources Connection, Inc.	0.54%
Healthcare Services Group, Inc.	0.50%
Otter Tail Corp.	0.49%
OceanFirst Financial Corp.	0.46%
Enerpac Tool Group Corp.	0.46%
Meritor, Inc.	0.46%
Allison Transmission Holdings, Inc.	0.46%
Flushing Financial Corp.	0.46%
Avista Corp.	0.45%
South Jersey Industries, Inc.	0.45%
COMMON STOCKS — 98.28%	Shares Held	Value
COMMUNICATION SERVICES — 0.65% Media — 0.65%
Emerald Holding, Inc. (a)	316,950	$1,289,987
Entravision Communications Corp.	128,265	584,888
Stagwell, Inc. (a)	127,800	693,954
TEGNA, Inc.	23,067	483,715
TOTAL COMMUNICATION SERVICES		3,052,544
CONSUMER DISCRETIONARY — 13.71% Auto Components — 0.39%
Adient PLC (a)	62,605	1,854,986
Diversified Consumer Services — 0.44%
H&R Block, Inc.	59,200	2,090,944
Hotels, Restaurants & Leisure — 1.48%
Brinker International, Inc. (a)	54,470	1,199,974
Dine Brands Global, Inc.	6,200	403,496
El Pollo Loco Holdings, Inc. (a)	97,500	959,400
International Game Technology PLC	71,100	1,319,616
Jack in the Box, Inc.	23,200	1,300,592
Potbelly Corp. (a)	76,700	433,355
Travel + Leisure Company	34,780	1,350,160
		6,966,593
Household Durables — 3.81%
Bassett Furniture Industries, Inc.	26,300	476,556
Century Communities, Inc.	37,996	1,708,680
Ethan Allen Interiors, Inc.	91,005	1,839,211
Green Brick Partners, Inc. (a)	21,750	425,648
Hooker Furnishings Corp.	78,875	1,226,506
KB Home	17,800	506,588
La-Z-Boy, Inc.	82,500	1,956,075
LGI Homes, Inc. (a)	15,200	1,320,880
M/I Homes, Inc. (a)	49,923	1,979,945
Meritage Homes Corp. (a)	26,800	1,943,000
	Shares Held	Value
Taylor Morrison Home Corp. (a)	71,510	$1,670,474
Tri Pointe Homes, Inc. (a)	109,487	1,847,046
Tupperware Brands Corp. (a)	160,600	1,018,204
		17,918,813
Internet & Catalog Retail — 0.18%
PetMed Express, Inc. (l)	41,600	827,840
Leisure Products — 0.47%
Johnson Outdoors, Inc.	30,600	1,871,496
Vista Outdoor, Inc. (a)	12,300	343,170
		2,214,666
Multiline Retail — 0.14%
Franchise Group, Inc.	18,300	641,781
Specialty Retail — 5.83%
The Aaron's Company, Inc.	136,500	1,986,075
American Eagle Outfitters, Inc.	75,600	845,208
Asbury Automotive Group, Inc. (a)	11,664	1,975,182
Big 5 Sporting Goods Corp. (l)	80,900	906,889
The Cato Corp.	109,400	1,270,134
Designer Brands, Inc.	33,900	442,734
Foot Locker, Inc.	50,500	1,275,125
Genesco, Inc. (a)	35,330	1,763,320
Group 1 Automotive, Inc.	11,728	1,991,414
Haverty Furniture Companies, Inc.	74,700	1,731,546
Hibbett, Inc.	32,673	1,428,137
Kirkland's, Inc. (a) (l)	234,700	826,144
LL Flooring Holdings, Inc. (a)	44,400	416,028
MarineMax, Inc. (a)	31,300	1,130,556
The ODP Corp. (a)	66,501	2,010,990
OneWater Marine, Inc. (a)	55,100	1,821,055
Rent-A-Center, Inc.	68,700	1,336,215
Sleep Number Corp. (a)	13,800	427,110

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Sonic Automotive, Inc.	50,050	$1,833,332
Tilly's, Inc.	59,600	418,392
Urban Outfitters, Inc. (a)	50,010	933,187
Zumiez, Inc. (a)	23,800	618,800
		27,387,573
Textiles, Apparel & Luxury Goods — 0.97%
Fossil Group, Inc. (a)	72,700	375,859
G-III Apparel Group Ltd. (a)	64,940	1,313,736
Lakeland Industries, Inc. (a)	51,800	795,648
Rocky Brands, Inc.	12,100	413,578
Vera Bradley, Inc. (a)	383,400	1,663,956
		4,562,777
TOTAL CONSUMER DISCRETIONARY		64,465,973
CONSUMER STAPLES — 2.00% Food & Staples Retailing — 0.19%
Natural Grocers by Vitamin Cottage, Inc.	57,300	913,935
Food Products — 0.28%
B&G Foods, Inc. (l)	55,100	1,310,278
Household Products — 0.80%
Central Garden & Pet Company (a)	42,600	1,807,092
Energizer Holdings, Inc.	69,200	1,961,820
		3,768,912
Personal Products — 0.73%
Medifast, Inc.	5,400	974,754
Nu Skin Enterprises, Inc.	20,850	902,805
USANA Health Sciences, Inc. (a)	21,400	1,548,504
		3,426,063
TOTAL CONSUMER STAPLES		9,419,188
ENERGY — 9.93% Energy Equipment & Services — 3.90%
Cactus, Inc.	33,530	1,350,253
ChampionX Corp.	72,100	1,431,185
Core Laboratories NV	38,800	768,628
Dril-Quip, Inc. (a)	75,000	1,935,000
Expro Group Holdings NV (a)	149,203	1,718,819
Helix Energy Solutions Group, Inc. (a)	307,000	951,700
Liberty Energy, Inc. (a)	103,800	1,324,488
National Energy Services Reunited Corp. (a)	295,500	2,003,490
Newpark Resources, Inc. (a)	389,800	1,204,482
NexTier Oilfield Solutions, Inc. (a)	188,188	1,789,668
Oil States International, Inc. (a)	92,900	503,518
ProPetro Holding Corp. (a)	81,150	811,500
Select Energy Services, Inc. (a)	146,100	996,402
	Shares Held	Value
Solaris Oilfield Infrastructure, Inc.	95,300	$1,036,864
TechnipFMC PLC (a)	73,500	494,655
		18,320,652
Oil, Gas & Consumable Fuels — 6.03%
Amplify Energy Corp. (a)	51,300	335,502
Berry Corp.	231,870	1,766,849
California Resources Corp.	36,700	1,412,950
Centennial Resource Development, Inc. (a)	178,300	1,066,234
Civitas Resources, Inc.	24,930	1,303,590
CVR Energy, Inc.	15,400	515,900
Equitrans Midstream Corp.	289,000	1,838,040
HF Sinclair Corp.	15,600	704,496
Kosmos Energy Ltd. (a)	265,913	1,646,001
Laredo Petroleum, Inc. (a)	14,000	965,160
Murphy Oil Corp.	61,110	1,844,911
Northern Oil and Gas, Inc.	61,300	1,548,438
Oasis Petroleum, Inc.	15,300	1,861,245
Par Pacific Holdings, Inc. (a)	93,700	1,460,783
PDC Energy, Inc.	27,698	1,706,474
Range Resources Corp. (a)	70,900	1,754,775
Ranger Oil Corp. (a)	53,200	1,748,684
REX American Resources Corp. (a)	12,478	1,058,134
Talos Energy, Inc. (a)	76,200	1,178,814
Vertex Energy, Inc. (a) (l)	32,500	341,900
Whiting Petroleum Corp.	24,200	1,646,326
World Fuel Services Corp.	32,424	663,395
		28,368,601
TOTAL ENERGY		46,689,253
FINANCIALS — 32.15% Banks — 20.10%
1st Source Corp.	32,506	1,475,772
Amalgamated Financial Corp.	47,800	945,484
Associated Banc-Corp	100,300	1,831,478
Bank of Marin Bancorp	20,400	648,312
BankUnited, Inc.	52,310	1,860,667
Banner Corp.	24,800	1,394,008
BCB Bancorp, Inc.	28,500	485,355
Berkshire Hills Bancorp, Inc.	76,500	1,894,905
Brookline Bancorp, Inc.	47,076	626,582
Cadence Bank	47,610	1,117,883
Camden National Corp.	21,116	930,160
Carter Bankshares, Inc. (a)	36,200	477,840
Cathay General Bancorp	37,732	1,477,208

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Central Pacific Financial Corp.	61,700	$1,323,465
Central Valley Community Bancorp	38,700	561,150
Civista Bancshares, Inc.	18,900	401,814
CNB Financial Corp.	28,400	686,996
Columbia Banking System, Inc.	50,200	1,438,230
The Community Financial Corp.	11,600	427,808
Community Trust Bancorp, Inc.	22,610	914,348
CrossFirst Bankshares, Inc. (a)	31,200	411,840
CVB Financial Corp.	69,800	1,731,738
Eagle Bancorp, Inc.	39,930	1,893,081
Enterprise Financial Services Corp.	9,700	402,550
FB Financial Corp.	34,025	1,334,461
Financial Institutions, Inc.	26,861	698,923
First BanCorp	110,686	1,428,956
First Busey Corp.	86,400	1,974,240
First Business Financial Services, Inc.	13,765	429,330
First Financial Bancorp	41,250	800,250
First Financial Corp.	34,063	1,515,804
First Hawaiian, Inc.	62,440	1,418,012
First Internet Bancorp	26,189	964,279
First Interstate BancSystem, Inc.	35,429	1,350,199
First Merchants Corp.	9,102	324,213
First Mid Bancshares, Inc.	17,300	617,091
The First of Long Island Corp.	53,680	941,010
Flushing Financial Corp.	100,918	2,145,517
FNB Corp.	161,580	1,754,759
Fulton Financial Corp.	95,140	1,374,773
Great Southern Bancorp, Inc.	21,110	1,236,202
Hancock Whitney Corp.	29,300	1,298,869
Hanmi Financial Corp.	87,567	1,965,003
Heartland Financial USA, Inc.	34,700	1,441,438
Heritage Financial Corp.	40,700	1,024,012
HomeStreet, Inc.	37,278	1,292,428
Hope Bancorp, Inc.	138,633	1,918,681
Horizon Bancorp, Inc.	85,100	1,482,442
Independent Bank Corp.	6,591	523,523
Independent Bank Corp.	77,100	1,486,488
International Bancshares Corp.	36,136	1,448,331
Investar Holding Corp.	25,800	565,020
Lakeland Bancorp, Inc.	98,330	1,437,585
Macatawa Bank Corp.	57,000	503,880
Mercantile Bank Corp.	28,700	916,965
Midland States Bancorp, Inc.	50,513	1,214,333
MidWestOne Financial Group, Inc.	25,594	760,654
National Bankshares, Inc.	13,900	436,460
	Shares Held	Value
Nicolet Bankshares, Inc. (a)	24,100	$1,743,394
Northeast Bank	13,200	482,196
Northrim BanCorp, Inc.	11,584	466,372
OceanFirst Financial Corp.	113,510	2,171,446
Old National Bancorp	58,739	868,750
Orrstown Financial Services, Inc.	22,379	540,900
PacWest Bancorp	43,300	1,154,378
PCB Bancorp	45,100	842,468
Peapack-Gladstone Financial Corp.	28,936	859,399
Peoples Bancorp, Inc.	19,530	519,498
Preferred Bank	19,200	1,305,984
Premier Financial Corp.	56,560	1,433,796
Primis Financial Corp.	56,456	769,495
RBB Bancorp	33,032	682,771
Renasant Corp.	48,300	1,391,523
Republic Bancorp, Inc.	22,770	1,098,653
S&T Bancorp, Inc.	50,700	1,390,701
Sierra Bancorp	16,900	367,237
Simmons First National Corp.	17,600	374,176
Texas Capital Bancshares, Inc. (a)	39,190	2,062,962
Towne Bank	31,100	844,365
TriCo Bancshares	11,994	547,406
Trustmark Corp.	65,801	1,920,731
Univest Financial Corp.	16,950	431,208
Washington Federal, Inc.	68,744	2,063,695
Washington Trust Bancorp, Inc.	8,430	407,759
Webster Financial Corp.	26,100	1,100,115
Wintrust Financial Corp.	16,350	1,310,453
		94,534,636
Capital Markets — 2.00%
Artisan Partners Asset Management, Inc.	27,200	967,504
Cowen, Inc.	81,500	1,930,734
Diamond Hill Investment Group, Inc.	5,000	868,200
Evercore, Inc.	3,610	337,932
Federated Hermes, Inc.	46,500	1,478,235
Greenhill & Company, Inc.	105,725	974,785
Perella Weinberg Partners	137,300	800,459
Victory Capital Holdings, Inc.	61,127	1,473,161
Virtus Investment Partners, Inc.	3,300	564,366
		9,395,376
Consumer Finance — 0.42%
Navient Corp.	140,320	1,963,077
Insurance — 5.63%
Ambac Financial Group, Inc. (a)	177,087	2,009,937
American Equity Investment Life Holding Company	55,526	2,030,586

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Assured Guaranty Ltd.	36,500	$2,036,335
Axis Capital Holdings Ltd.	32,700	1,866,843
Brighthouse Financial, Inc. (a)	14,200	582,484
CNO Financial Group, Inc.	106,086	1,919,096
Employers Holdings, Inc.	45,735	1,915,839
Enstar Group Ltd. (a)	8,739	1,869,971
The Hanover Insurance Group, Inc.	5,500	804,375
Horace Mann Educators Corp.	31,814	1,221,021
James River Group Holdings Ltd.	50,900	1,261,302
Kemper Corp.	20,100	962,790
National Western Life Group, Inc.	6,655	1,348,969
ProAssurance Corp.	42,400	1,001,912
Safety Insurance Group, Inc.	15,400	1,495,340
SiriusPoint Ltd. (a)	335,478	1,818,291
Trean Insurance Group, Inc. (a)	73,800	459,774
White Mountains Insurance Group Ltd.	1,500	1,869,195
		26,474,060
Mortgage Real Estate Investment Trusts — 0.75%
Arlington Asset Investment Corp. (a)	146,400	475,800
Granite Point Mortgage Trust, Inc.	42,800	409,596
Great Ajax Corp.	67,234	644,774
MFA Financial, Inc.	45,500	489,125
New York Mortgage Trust, Inc.	396,500	1,094,340
TPG RE Finance Trust, Inc.	44,000	396,440
		3,510,075
Thrifts & Mortgage Finance — 3.25%
Blue Foundry Bancorp (a)	76,700	919,633
Bridgewater Bancshares, Inc. (a)	30,490	492,109
Essent Group Ltd.	50,300	1,956,670
Federal Agricultural Mortgage Corp.	14,520	1,417,878
FS Bancorp, Inc.	15,080	432,947
Home Bancorp, Inc.	12,800	436,864
Luther Burbank Corp.	54,445	710,507
NMI Holdings, Inc. (a)	115,400	1,921,410
Northeast Community Bancorp, Inc.	44,800	527,296
Northfield Bancorp, Inc.	51,107	665,924
Provident Financial Services, Inc.	41,300	919,338
Radian Group, Inc.	95,300	1,872,645
Territorial Bancorp, Inc.	20,752	432,679
TrustCo Bank Corp.	36,892	1,137,749
Waterstone Financial, Inc.	58,800	1,002,540
William Penn Bancorp	36,000	421,200
		15,267,389
TOTAL FINANCIALS		151,144,613
	Shares Held	Value
HEALTH CARE — 1.95% Biotechnology — 0.86%
Emergent BioSolutions, Inc. (a)	64,900	$2,014,496
Vanda Pharmaceuticals, Inc. (a)	187,200	2,040,480
		4,054,976
Health Care Providers & Services — 0.50%
Hanger, Inc. (a)	129,000	1,847,280
Patterson Companies, Inc.	17,000	515,100
		2,362,380
Pharmaceuticals — 0.59%
Prestige Consumer Healthcare, Inc. (a)	17,400	1,023,120
Taro Pharmaceutical Industries Ltd. (a)	47,880	1,731,341
		2,754,461
TOTAL HEALTH CARE		9,171,817
INDUSTRIALS — 19.96% Aerospace & Defense — 1.64%
AAR Corp. (a)	46,640	1,951,418
Moog, Inc.	25,900	2,056,201
National Presto Industries, Inc.	28,614	1,878,223
Vectrus, Inc. (a)	55,155	1,845,486
		7,731,328
Air Freight & Logistics — 0.25%
Forward Air Corp.	12,700	1,167,892
Airlines — 0.31%
Mesa Air Group, Inc. (a)	177,800	389,382
Spirit Airlines, Inc. (a) (l)	45,500	1,084,720
		1,474,102
Building Products — 1.37%
Griffon Corp.	22,400	627,872
JELD-WEN Holding, Inc. (a)	120,200	1,753,718
Masonite International Corp. (a)	25,341	1,946,949
Resideo Technologies, Inc. (a)	89,700	1,741,974
UFP Industries, Inc.	5,500	374,770
		6,445,283
Commercial Services & Supplies — 2.54%
ABM Industries, Inc.	24,000	1,042,080
ACCO Brands Corp.	274,309	1,791,238
The Brink's Company	25,500	1,548,105
Ennis, Inc.	80,717	1,632,905
Healthcare Services Group, Inc.	133,700	2,327,717
Interface, Inc.	75,500	946,770
Kimball International, Inc.	170,900	1,310,803
Steelcase, Inc.	124,015	1,330,681
		11,930,299

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Construction & Engineering — 2.08%
Comfort Systems USA, Inc.	11,300	$939,595
Fluor Corp. (a)	69,830	1,699,662
Great Lakes Dredge & Dock Corp. (a)	148,200	1,942,903
Matrix Service Company (a)	172,500	872,850
MYR Group, Inc. (a)	10,444	920,430
Primoris Services Corp.	63,553	1,382,913
Sterling Infrastructure, Inc. (a)	38,000	832,960
Tutor Perini Corp. (a)	133,121	1,168,802
		9,760,115
Electrical Equipment — 2.26%
Atkore, Inc. (a)	7,400	614,274
AZZ, Inc.	41,600	1,698,112
Encore Wire Corp.	13,296	1,381,720
EnerSys	29,010	1,710,429
GrafTech International Ltd.	238,780	1,688,175
Powell Industries, Inc.	46,600	1,089,042
Preformed Line Products Company	14,127	868,811
Thermon Group Holdings, Inc. (a)	113,683	1,597,246
		10,647,809
Machinery — 4.80%
Allison Transmission Holdings, Inc.	55,900	2,149,355
Barnes Group, Inc.	28,300	881,262
Enerpac Tool Group Corp.	114,000	2,168,280
EnPro Industries, Inc.	21,850	1,790,171
Flowserve Corp.	65,600	1,878,128
Graham Corp.	19,189	132,788
The Greenbrier Companies, Inc.	49,299	1,774,271
Hillenbrand, Inc.	51,420	2,106,163
Hyster-Yale Materials Handling, Inc.	43,527	1,402,440
L B Foster Company (a)	24,000	308,880
Meritor, Inc. (a)	59,213	2,151,208
Miller Industries, Inc.	25,320	574,004
Mueller Industries, Inc.	18,700	996,523
Mueller Water Products, Inc.	78,500	920,805
Proto Labs, Inc. (a)	30,700	1,468,688
Wabash National Corp.	135,182	1,835,772
		22,538,738
Marine — 0.18%
Matson, Inc.	11,613	846,355
Professional Services — 2.95%
BGSF, Inc.	37,460	463,006
CBIZ, Inc. (a)	19,800	791,208
FTI Consulting, Inc. (a)	8,200	1,482,970
Heidrick & Struggles International, Inc.	57,910	1,873,968
	Shares Held	Value
Kelly Services, Inc.	84,350	$1,672,661
Korn Ferry	35,356	2,051,355
ManTech International Corp.	10,300	983,135
Resources Connection, Inc.	123,485	2,515,388
TrueBlue, Inc. (a)	114,400	2,047,760
		13,881,451
Road & Rail — 0.40%
Heartland Express, Inc.	102,500	1,425,775
Schneider National, Inc.	19,700	440,886
		1,866,661
Trading Companies & Distributors — 1.18%
BlueLinx Holdings, Inc. (a)	21,900	1,463,139
Boise Cascade Company	21,700	1,290,933
DXP Enterprises, Inc. (a)	26,980	826,397
Rush Enterprises, Inc.	40,547	1,954,366
		5,534,835
TOTAL INDUSTRIALS		93,824,868
INFORMATION TECHNOLOGY — 7.44% Communications Equipment — 1.03%
Casa Systems, Inc. (a) (l)	113,100	444,483
CommScope Holding Company, Inc. (a)	167,300	1,023,876
Comtech Telecommunications Corp.	213,400	1,935,538
NETGEAR, Inc. (a)	78,200	1,448,264
		4,852,161
Electronic Equipment, Instruments & Components — 3.62%
Avnet, Inc.	42,300	1,813,824
Belden, Inc.	35,970	1,916,122
ePlus, Inc. (a)	19,200	1,019,904
Insight Enterprises, Inc. (a)	21,368	1,843,631
Kimball Electronics, Inc. (a)	55,400	1,113,540
Methode Electronics, Inc.	45,659	1,691,209
PC Connection, Inc.	32,306	1,423,079
Plexus Corp. (a)	5,700	447,450
Sanmina Corp. (a)	50,095	2,040,370
ScanSource, Inc. (a)	57,933	1,804,034
Vishay Intertechnology, Inc.	107,926	1,923,241
		17,036,404
IT Services — 0.88%
BM Technologies, Inc. (a) (l)	27,624	162,705
Cass Information Systems, Inc.	56,500	1,909,700
CSG Systems International, Inc.	9,100	543,088
MoneyGram International, Inc. (a)	98,400	984,000
Verra Mobility Corp. (a)	33,300	523,143
		4,122,636

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Small Cap Diversified Value Fund

	Shares Held	Value
Semiconductors & Semiconductor Equipment — 0.63%
Diodes, Inc. (a)	19,449	$1,255,822
Photronics, Inc. (a)	87,100	1,696,708
		2,952,530
Software — 0.62%
Ebix, Inc. (l)	61,970	1,047,293
Telos Corp. (a)	122,500	989,800
Xperi Holding Corp.	59,600	860,028
		2,897,121
Technology Hardware, Storage & Peripherals — 0.66%
Diebold Nixdorf, Inc. (a)	591,000	1,341,570
Super Micro Computer, Inc. (a)	43,300	1,747,155
		3,088,725
TOTAL INFORMATION TECHNOLOGY		34,949,577
MATERIALS — 4.81% Chemicals — 2.91%
AdvanSix, Inc.	60,800	2,033,152
American Vanguard Corp.	42,429	948,288
Cabot Corp.	21,670	1,382,329
Chase Corp.	11,700	910,377
Ecovyst, Inc.	198,200	1,952,270
FutureFuel Corp.	65,130	474,146
Hawkins, Inc.	13,100	471,993
HB Fuller Company	15,500	933,255
Innospec, Inc.	11,100	1,063,269
NewMarket Corp.	3,200	963,072
Tredegar Corp.	87,030	870,300
Trinseo PLC	43,650	1,678,779
		13,681,230
Containers & Packaging — 0.10%
TriMas Corp.	16,300	451,347
Metals & Mining — 1.39%
Commercial Metals Company	27,800	920,180
Compass Minerals International, Inc.	40,100	1,419,139
Kaiser Aluminum Corp.	22,167	1,753,188
Ryerson Holding Corp.	27,100	576,959
Warrior Met Coal, Inc.	29,100	890,751
Worthington Industries, Inc.	22,550	994,455
		6,554,672
Paper & Forest Products — 0.41%
Glatfelter Corp.	151,300	1,040,944
Mercer International, Inc.	67,950	893,543
		1,934,487
TOTAL MATERIALS		22,621,736
	Shares Held	Value
REAL ESTATE — 1.87% Equity Real Estate Investment Trusts — 0.85%
Alexander's, Inc.	8,300	$1,843,928
Braemar Hotels & Resorts, Inc.	102,500	439,725
Pebblebrook Hotel Trust	102,600	1,700,082
		3,983,735
Real Estate Management & Development — 1.02%
RE/MAX Holdings, Inc.	83,800	2,054,776
The RMR Group, Inc.	70,500	1,998,675
Seritage Growth Properties (a) (l)	147,148	766,641
		4,820,092
TOTAL REAL ESTATE		8,803,827
UTILITIES — 3.81% Electric Utilities — 2.11%
ALLETE, Inc.	32,476	1,908,939
Hawaiian Electric Industries, Inc.	51,000	2,085,900
Otter Tail Corp.	34,340	2,305,244
PNM Resources, Inc.	34,602	1,653,284
Portland General Electric Company	40,700	1,967,031
		9,920,398
Gas Utilities — 1.25%
South Jersey Industries, Inc.	61,744	2,107,940
Southwest Gas Holdings, Inc.	21,100	1,837,388
Spire, Inc.	25,873	1,924,175
		5,869,503
Multi-Utilities — 0.45%
Avista Corp.	48,761	2,121,591
TOTAL UTILITIES		17,911,492
Total common stocks (Cost $458,395,841)		462,054,888
Total long-term investments (Cost $458,395,841)		462,054,888
COLLATERAL FOR SECURITIES ON LOAN — 0.99%
Money Market Funds — 0.99%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 1.38%^	4,634,772	4,634,772
Total collateral for securities on loan (Cost $4,634,772)		4,634,772

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Small Cap Diversified Value Fund

SHORT-TERM INVESTMENTS — 2.29%	Principal Amount	Value
Time Deposits — 2.29%
Banco Bilbao Vizcaya Argentaria SA, 0.91%, 07/01/2022*	$10,786,292	$10,786,292
Total short-term investments (Cost $10,786,292)		10,786,292
Total investments — 101.56% (Cost $473,816,905)		477,475,952
Liabilities in excess of other assets — (1.56)%		(7,312,586)
Net assets — 100.00%		$470,163,366

(a) — Non-income producing security.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $4,421,326. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

^ — Rate shown is the 7-day yield as of June 30, 2022.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Global Value Fund

Largest Equity Holdings	Percent of net assets
General Electric Company	4.80%
F5, Inc.	3.88%
American International Group, Inc.	3.61%
Citigroup, Inc.	3.48%
Microsoft Corp.	3.15%
Euronet Worldwide, Inc.	2.98%
Alphabet, Inc.	2.97%
Oracle Corp.	2.85%
CVS Health Corp.	2.55%
Tokio Marine Holdings, Inc.	2.50%

* Based on country of risk.

COMMON STOCKS — 98.93%	Shares Held	Value
COMMUNICATION SERVICES — 7.65% Entertainment — 1.97%
Warner Bros. Discovery, Inc. (a)	48,650	$652,883
Interactive Media & Services — 2.97%
Alphabet, Inc. (a)	450	980,667
Media — 0.99%
News Corp.	21,100	328,738
Wireless Telecommunication Services — 1.72%
Vodafone Group PLC — ADR	36,572	569,792
TOTAL COMMUNICATION SERVICES		2,532,080
CONSUMER DISCRETIONARY — 7.57% Auto Components — 2.26%
Magna International, Inc.	13,611	747,244
Automobiles — 2.35%
General Motors Company (a)	24,445	776,373
Hotels, Restaurants & Leisure — 2.96%
Accor SA (a) (v)	27,000	736,605
Booking Holdings, Inc. (a)	140	244,859
		981,464
TOTAL CONSUMER DISCRETIONARY		2,505,081
CONSUMER STAPLES — 2.33% Food Products — 0.99%
Gruma SAB de CV	29,600	326,844
Household Products — 1.34%
Henkel AG & Company KGaA (v)	7,200	442,372
TOTAL CONSUMER STAPLES		769,216
ENERGY — 9.72% Energy Equipment & Services — 2.45%
NOV, Inc.	48,069	812,847
	Shares Held	Value
Oil, Gas & Consumable Fuels — 7.27%
Cenovus Energy, Inc.	37,300	$709,662
Hess Corp.	4,400	466,136
Marathon Oil Corp.	18,300	411,384
Suncor Energy, Inc.	23,300	817,455
		2,404,637
TOTAL ENERGY		3,217,484
FINANCIALS — 25.21% Banks — 13.57%
ABN AMRO Bank NV (r) (v)	24,400	274,173
BNP Paribas SA (v)	6,956	332,721
Citigroup, Inc.	25,004	1,149,934
ING Groep NV (v)	44,456	437,965
Popular, Inc.	8,700	669,291
Societe Generale SA (v)	10,493	231,998
UniCredit SpA (v)	59,700	570,516
Wells Fargo & Company	21,030	823,745
		4,490,343
Capital Markets — 4.55%
The Bank of New York Mellon Corp.	10,000	417,100
Credit Suisse Group AG (v)	67,286	384,058
The Goldman Sachs Group, Inc.	2,368	703,343
		1,504,501
Diversified Financial Services — 0.98%
Berkshire Hathaway, Inc. (a)	1,194	325,986

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Global Value Fund

	Shares Held	Value
Insurance — 6.11%
American International Group, Inc.	23,369	$1,194,857
Tokio Marine Holdings, Inc. (v)	14,200	828,030
		2,022,887
TOTAL FINANCIALS		8,343,717
HEALTH CARE — 6.85% Health Care Equipment & Supplies — 1.92%
Koninklijke Philips NV (v)	14,900	319,585
Medtronic PLC	3,500	314,125
		633,710
Health Care Providers & Services — 4.93%
CVS Health Corp.	9,100	843,206
Elevance Health, Inc.	1,635	789,018
		1,632,224
TOTAL HEALTH CARE		2,265,934
INDUSTRIALS — 20.26% Aerospace & Defense — 5.66%
Airbus SE (v)	4,800	469,489
Babcock International Group PLC (a) (v)	135,400	511,141
BAE Systems PLC (v)	72,459	733,575
Safran SA (v)	1,600	159,306
		1,873,511
Air Freight & Logistics — 4.21%
FedEx Corp.	3,550	804,820
Royal Mail PLC (v)	178,087	588,304
		1,393,124
Airlines — 0.84%
Qantas Airways Ltd. (a) (v)	90,200	279,154
Industrial Conglomerates — 4.80%
General Electric Company	24,934	1,587,548
Machinery — 3.07%
CNH Industrial NV	30,282	350,969
Cummins, Inc.	3,429	663,614
		1,014,583
Road & Rail — 1.68%
AMERCO	1,162	555,703
TOTAL INDUSTRIALS		6,703,623
INFORMATION TECHNOLOGY — 19.34% Communications Equipment — 6.17%
F5, Inc. (a)	8,400	1,285,536
Telefonaktiebolaget LM Ericsson — ADR	102,372	757,553
		2,043,089
	Shares Held	Value
Electronic Equipment, Instruments & Components — 0.81%
Corning, Inc.	8,473	$266,984
IT Services — 2.98%
Euronet Worldwide, Inc. (a)	9,800	985,782
Semiconductors & Semiconductor Equipment — 0.97%
Micron Technology, Inc.	5,800	320,624
Software — 7.73%
Microsoft Corp.	4,063	1,043,501
Oracle Corp.	13,475	941,498
Workday, Inc. (a)	4,100	572,278
		2,557,277
Technology Hardware, Storage & Peripherals — 0.68%
Samsung Electronics Company Ltd. (v)	5,100	224,947
TOTAL INFORMATION TECHNOLOGY		6,398,703
Total common stocks (Cost $32,484,080)		32,735,838
Total long-term investments (Cost $32,484,080)		32,735,838
SHORT-TERM INVESTMENTS — 2.67%	Principal Amount
Time Deposits — 2.67%
Citigroup Inc., 0.91%, 07/01/2022*	$884,803	884,803
Total short-term investments (Cost $884,803)		884,803
Total investments — 101.60% (Cost $33,368,883)		33,620,641
Liabilities in excess of other assets — (1.60)%		(530,759)
Net assets — 100.00%		$33,089,882

(a) — Non-income producing security.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $274,173, which represented 0.83% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $7,523,939, which represented 22.74% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley International Value Fund

Largest Equity Holdings	Percent of net assets
Tokio Marine Holdings, Inc.	3.88%
Telefonaktiebolaget LM Ericsson	3.84%
BAE Systems PLC	3.72%
BNP Paribas SA	3.33%
ING Groep NV	3.28%
Accor SA	3.27%
Points.com, Inc.	3.04%
Kosmos Energy Ltd.	3.01%
Royal Mail PLC	2.88%
Airbus SE	2.87%

* Based on country of risk.

COMMON STOCKS — 98.52%	Shares Held	Value
COMMUNICATION SERVICES — 3.79% Media — 1.19%
RTL Group SA (v)	770	$32,253
Wireless Telecommunication Services — 2.60%
Vodafone Group PLC (v)	45,246	70,353
TOTAL COMMUNICATION SERVICES		102,606
CONSUMER DISCRETIONARY — 11.60% Auto Components — 2.17%
Magna International, Inc.	1,072	58,853
Automobiles — 1.02%
Bayerische Motoren Werke AG (v)	386	27,532
Hotels, Restaurants & Leisure — 5.37%
Accor SA (a) (v)	3,250	88,665
Compass Group PLC (v)	2,760	56,667
		145,332
Internet & Catalog Retail — 3.04%
Points.com, Inc. (a)	3,300	82,449
TOTAL CONSUMER DISCRETIONARY		314,166
CONSUMER STAPLES — 8.99% Beverages — 4.60%
Britvic PLC (v)	2,800	27,754
Coca-Cola Europacific Partners PLC	570	29,418
Heineken Holding NV (v)	927	67,342
		124,514
Food & Staples Retailing — 0.68%
Tesco PLC (v)	5,938	18,506
Household Products — 2.63%
Henkel AG & Company KGaA (v)	1,160	71,271
	Shares Held	Value
Personal Products — 1.08%
Unilever PLC (v)	638	$29,080
TOTAL CONSUMER STAPLES		243,371
ENERGY — 14.26% Energy Equipment & Services — 3.58%
Expro Group Holdings NV (a)	1,559	17,960
Schlumberger NV	1,140	40,766
Subsea 7 SA (v)	4,800	38,338
		97,064
Oil, Gas & Consumable Fuels — 10.68%
Capricorn Energy PLC (a) (v)	4,504	11,973
Cenovus Energy, Inc.	3,250	61,834
Kosmos Energy Ltd. (a)	13,168	81,509
Shell PLC (v)	1,527	39,622
Suncor Energy, Inc.	1,900	66,659
TotalEnergies SE (v)	525	27,635
		289,232
TOTAL ENERGY		386,296
FINANCIALS — 30.13% Banks — 17.78%
ABN AMRO Bank NV (r) (v)	4,200	47,194
Barclays PLC (v)	23,317	43,602
BNP Paribas SA (v)	1,884	90,116
ING Groep NV (v)	9,007	88,734
Lloyds Banking Group PLC (v)	105,600	54,332
NatWest Group PLC (v)	11,000	29,279
Societe Generale SA (v)	3,031	67,015
UniCredit SpA (v)	6,400	61,161
		481,433

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley International Value Fund

	Shares Held	Value
Capital Markets — 5.13%
Credit Suisse Group AG (v)	12,710	$72,547
Rothschild & Company (v)	1,960	66,467
		139,014
Insurance — 7.22%
Enstar Group Ltd. (a)	299	63,980
Tokio Marine Holdings, Inc. (v)	1,800	104,962
Zurich Insurance Group AG (v)	61	26,600
		195,542
TOTAL FINANCIALS		815,989
HEALTH CARE — 4.94% Health Care Equipment & Supplies — 3.40%
Koninklijke Philips NV (v)	2,577	55,273
Medtronic PLC	410	36,798
		92,071
Pharmaceuticals — 1.54%
Euroapi SA (a)	5	84
GSK PLC (v)	1,309	28,211
Sanofi (v)	133	13,413
		41,708
TOTAL HEALTH CARE		133,779
INDUSTRIALS — 18.16% Aerospace & Defense — 9.93%
Airbus SE (v)	795	77,759
Babcock International Group PLC (a) (v)	12,100	45,678
BAE Systems PLC (v)	9,945	100,682
Safran SA (v)	450	44,805
		268,924
Air Freight & Logistics — 2.88%
Royal Mail PLC (v)	23,629	78,058
Airlines — 1.64%
Qantas Airways Ltd. (a) (v)	14,300	44,256
Industrial Conglomerates — 0.91%
Siemens AG (v)	240	24,671
Machinery — 2.34%
CNH Industrial NV	4,953	57,405
Iveco Group NV (a) (v)	1,110	5,877
		63,282
Professional Services — 0.46%
Hudson Global, Inc. (a)	399	12,529
TOTAL INDUSTRIALS		491,720
INFORMATION TECHNOLOGY — 6.65% Communications Equipment — 3.84%
Telefonaktiebolaget LM Ericsson (v)	13,944	104,148
	Shares Held	Value
Semiconductors & Semiconductor Equipment — 0.94%
Taiwan Semiconductor Manufacturing Company Ltd. — ADR	310	$25,342
Technology Hardware, Storage & Peripherals — 1.87%
Samsung Electronics Company Ltd. (v)	1,150	50,723
TOTAL INFORMATION TECHNOLOGY		180,213
Total common stocks (Cost $2,674,563)		2,668,140
Total long-term investments (Cost $2,674,563)		2,668,140
SHORT-TERM INVESTMENTS — 1.94%	Principal Amount
Time Deposits — 1.94%
Citigroup, Inc., 0.91%, 07/01/2022*	$52,447	52,447
Total short-term investments (Cost $52,447)		52,447
Total investments — 100.46% (Cost $2,727,010)		2,720,587
Liabilities in excess of other assets — (0.46)%		(12,425)
Net assets — 100.00%		$2,708,162

(a) — Non-income producing security.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $47,194, which represented 1.74% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $2,032,554, which represented 75.05% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley International Small Cap Diversified Value Fund

Largest Equity Holdings	Percent of net assets
Burford Capital Ltd.	0.69%
Tassal Group Ltd.	0.67%
u-blox Holding AG	0.66%
Silverlake Axis Ltd.	0.64%
The First Bank of Toyama Ltd.	0.63%
Beazley PLC	0.59%
Centrica PLC	0.58%
Plus500 Ltd.	0.57%
Cardinal Energy Ltd.	0.57%
Financial Products Group Company Ltd.	0.56%

* Based on country of risk.

COMMON STOCKS — 97.73%	Shares Held	Value
COMMUNICATION SERVICES — 1.53% Entertainment — 0.40%
Akatsuki, Inc. (v)	600	$12,034
GungHo Online Entertainment, Inc. (v)	600	10,645
		22,679
Media — 1.13%
APG SGA SA (v)	170	31,387
Atresmedia Corp. de Medios de Comunicacion SA (v)	3,200	11,096
North Media A/S	1,200	11,226
ProSiebenSat.1 Media SE (v)	1,200	11,161
		64,870
TOTAL COMMUNICATION SERVICES		87,549
CONSUMER DISCRETIONARY — 9.93% Auto Components — 2.80%
AKWEL	700	11,752
Bulten AB (v)	2,000	12,562
Exco Technologies Ltd.	1,800	11,173
FCC Company Ltd. (v)	1,700	16,900
NHK Spring Company Ltd. (v)	1,800	11,814
Nichirin Company Ltd. (v)	1,000	11,288
Nokian Renkaat Oyj (v)	1,400	15,442
SAF-Holland SE (v)	1,500	9,969
Tokai Rika Company Ltd. (v)	1,100	11,999
Toyota Boshoku Corp. (v)	1,200	17,825
TS Tech Company Ltd. (v)	2,800	28,988
		159,712
Automobiles — 0.85%
Kabe Group AB (v)	500	9,828
Mazda Motor Corp. (v)	1,600	13,060
Mitsubishi Motors Corp. (a) (v)	4,900	16,528
Trigano SA (v)	90	8,856
		48,272
	Shares Held	Value
Distributors — 0.31%
Inchcape PLC (v)	2,100	$17,846
Diversified Consumer Services — 0.30%
Anexo Group PLC (v)	11,600	17,278
Hotels, Restaurants & Leisure — 0.28%
Dalata Hotel Group PLC (a) (v)	4,400	16,049
Household Durables — 1.75%
Bonava AB (v)	4,100	11,933
Crest Nicholson Holdings PLC (v)	4,100	12,225
Fleetwood Ltd. (v)	9,900	8,863
Kaufman & Broad SA (v)	600	16,414
MJ Gleeson PLC	1,700	10,637
Nobia AB (v)	3,700	9,963
Redrow PLC (v)	1,900	11,344
Tamron Company Ltd. (v)	1,000	18,532
		99,911
Internet & Catalog Retail — 0.22%
Takkt AG (v)	800	12,607
Leisure Products — 1.07%
Fountaine Pajot SA (v)	100	10,689
Furyu Corp. (v)	1,500	12,475
Kawai Musical Instruments Manufacturing Company Ltd. (v)	1,300	24,850
Photo-Me International PLC	14,000	13,088
		61,102
Specialty Retail — 1.80%
Beter Bed Holding NV (v)	2,500	10,747
Clas Ohlson AB (v)	1,600	16,589
Halfords Group PLC (v)	10,800	18,851
Leon's Furniture Ltd.	900	10,998
Michael Hill International Ltd. (v)	15,800	11,231

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley International Small Cap Diversified Value Fund

	Shares Held	Value
Shaver Shop Group Ltd.	16,200	$10,903
Super Retail Group Ltd. (v)	1,700	9,986
Vertu Motors PLC (v)	20,100	13,281
		102,586
Textiles, Apparel & Luxury Goods — 0.55%
Hagihara Industries, Inc. (v)	2,200	17,626
Mavi Giyim Sanayi Ve Ticaret AS (r)	4,400	13,826
		31,452
TOTAL CONSUMER DISCRETIONARY		566,815
CONSUMER STAPLES — 5.32% Beverages — 1.05%
Britvic PLC (v)	2,900	28,746
Corby Spirit and Wine Ltd.	1,300	17,422
Olvi Oyj (v)	400	13,518
		59,686
Food Products — 3.33%
Austevoll Seafood ASA (v)	2,000	23,588
Ebara Foods Industry, Inc. (v)	600	13,453
Greencore Group PLC (a)	7,700	9,308
High Liner Foods, Inc.	1,400	13,084
Itoham Yonekyu Holdings, Inc. (v)	2,200	11,206
Lassonde Industries, Inc. (m)	170	15,724
Newlat Food SpA (a) (v)	1,900	11,275
Nitto Fuji Flour Milling Company Ltd. (v)	400	13,825
Savencia SA	440	27,666
Tassal Group Ltd. (v)	11,600	38,378
Wynnstay Group PLC	1,700	12,644
		190,151
Household Products — 0.20%
Suominen Oyj (v)	3,700	11,556
Personal Products — 0.46%
BWX Ltd. (v)	30,400	13,478
Shinnihonseiyaku Company Ltd. (v)	1,100	12,980
		26,458
Tobacco — 0.28%
Scandinavian Tobacco Group A/S (r) (v)	800	15,682
TOTAL CONSUMER STAPLES		303,533
ENERGY — 6.30% Energy Equipment & Services — 1.80%
Expro Group Holdings NV (a)	2,433	28,028
Subsea 7 SA (v)	3,500	27,955
Technip Energies NV (v)	1,360	17,041
TechnipFMC PLC (a) (i)	2,600	17,498
TerraVest Industries, Inc.	700	12,497
		103,019
	Shares Held	Value
Oil, Gas & Consumable Fuels — 4.50%
Birchcliff Energy Ltd.	4,200	$28,550
Capricorn Energy PLC (a) (v)	11,861	31,531
Cardinal Energy Ltd. (m)	5,800	32,579
Crescent Point Energy Corp.	4,500	31,988
Koninklijke Vopak NV (v)	450	11,341
Kosmos Energy Ltd. (a)	4,700	29,093
Pantheon Resources PLC (a) (v)	18,400	20,100
Pilipinas Shell Petroleum Corp. (a) (v)	34,700	11,399
Tamarack Valley Energy Ltd.	8,800	29,602
Vermilion Energy, Inc.	1,600	30,454
		256,637
TOTAL ENERGY		359,656
FINANCIALS — 26.13% Banks — 9.44%
Aozora Bank Ltd. (v)	1,500	29,191
The Awa Bank Ltd. (v)	1,800	26,856
Banca Popolare di Sondrio SpA (v)	4,700	16,235
Bank Danamon Indonesia Tbk PT	180,300	28,441
The Bank of East Asia Ltd. (v)	20,400	28,708
Caisse Regionale de Credit Agricole Mutuel Brie Picardie (v)	1,400	26,830
Caisse Regionale de Credit Agricole Mutuel de Normandie-Seine (v)	200	16,997
Caisse Regionale de Credit Agricole Mutuel de Paris et d'Ile-de-France	230	17,594
Caisse Regionale de Credit Agricole Mutuel d'Ille-et-Vilaine	180	11,318
Caisse Regionale de Credit Agricole Mutuel Nord de France	600	10,853
Caisse Regionale de Credit Agricole Mutuel Toulouse 31	230	16,513
Collector AB (a) (v)	4,800	14,542
Dah Sing Financial Holdings Ltd. (v)	10,400	29,725
The First Bank of Toyama Ltd. (v)	11,800	36,103
The Hachijuni Bank Ltd. (v)	8,500	31,388
The Iyo Bank Ltd. (v)	6,100	29,989
Komplett Bank ASA (a) (v)	17,200	10,571
Raiffeisen Bank International AG (v)	2,500	27,314
Seven Bank Ltd. (v)	6,200	11,840
Sparebank 1 Oestlandet (v)	1,400	16,788
Sparebanken More	2,200	16,598
Sparebanken Vest (v)	3,000	26,799
Sparekassen Sjaelland-Fyn A/S (v)	500	10,408
Suruga Bank Ltd. (v)	9,300	25,233
TOMONY Holdings, Inc. (v)	4,900	11,284
The Towa Bank Ltd. (v)	2,900	11,040
		539,158

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley International Small Cap Diversified Value Fund

	Shares Held	Value
Capital Markets — 5.50%
ABG Sundal Collier Holding ASA	26,300	$15,727
AGF Management Ltd.	5,900	29,381
Ashmore Group PLC (v)	6,700	18,124
Azimut Holding SpA (v)	900	15,665
Bright Smart Securities & Commodities Group Ltd. (v)	70,000	12,592
CI Financial Corp.	1,600	16,992
Deutsche Beteiligungs AG (v)	600	15,947
GAM Holding AG (a)	29,300	24,247
HS Holdings Company Ltd. (v)	3,200	30,482
JAFCO Group Company Ltd. (v)	1,500	18,137
Jupiter Fund Management PLC (v)	8,500	15,288
Navigator Global Investments Ltd. (v)	27,700	23,848
Numis Corp. PLC (v)	10,200	31,190
Polar Capital Holdings PLC (v)	2,800	17,309
Rothschild & Company (v)	860	29,164
		314,093
Consumer Finance — 1.16%
Hoist Finance AB (a) (r) (v)	9,800	26,702
Orient Corp. (v)	18,100	17,118
Resurs Holding AB (r) (v)	11,300	22,478
		66,298
Diversified Financial Services — 2.57%
Banca IFIS SpA (v)	1,700	24,191
Burford Capital Ltd. (v)	4,000	39,219
Financial Products Group Company Ltd. (v)	4,800	32,128
Plus500 Ltd. (v)	1,600	32,608
Tokyo Century Corp. (v)	550	18,272
		146,418
Insurance — 5.89%
Beazley PLC (v)	5,500	33,536
Brookfield Asset Management Reinsurance Partners Ltd. (a)	600	26,723
Clal Insurance Enterprises Holdings Ltd. (a) (v)	900	16,103
Coface SA (v)	2,500	26,260
Direct Line Insurance Group PLC (v)	10,000	30,694
FBD Holdings PLC	1,100	11,136
Grupo Catalana Occidente SA (v)	1,000	31,257
Hiscox Ltd. (v)	1,500	17,275
IDI Insurance Company Ltd. (v)	400	10,446
Just Group PLC (v)	12,200	10,621
Lancashire Holdings Ltd. (v)	3,700	18,184
The Phoenix Holdings Ltd. (v)	1,100	10,922
Protector Forsikring ASA	1,200	12,476
Societa Cattolica Di Assicurazione SpA (v)	2,700	19,122
	Shares Held	Value
Unipol Gruppo SpA (v)	5,100	$23,231
Vienna Insurance Group AG Wiener Versicherung Gruppe (v)	1,200	27,447
Wuestenrot & Wuerttembergische AG (v)	600	10,649
		336,082
Thrifts & Mortgage Finance — 1.57%
Aruhi Corp. (v)	3,900	29,165
Asax Company Ltd. (v)	2,700	12,011
EQB, Inc.	400	16,516
Home Capital Group, Inc.	800	15,140
MCAN Mortgage Corp.	1,300	16,917
		89,749
TOTAL FINANCIALS		1,491,798
HEALTH CARE — 3.40% Health Care Equipment & Supplies — 1.05%
Draegerwerk AG & Company KGaA	660	29,222
Guerbet (v)	500	11,639
Paramount Bed Holdings Company Ltd. (v)	1,200	19,501
		60,362
Health Care Providers & Services — 1.49%
Estia Health Ltd. (v)	20,000	26,372
FALCO HOLDINGS Company Ltd. (v)	700	10,552
Medical Facilities Corp.	1,600	10,864
Regis Healthcare Ltd.	19,300	24,645
Ship Healthcare Holdings, Inc. (v)	700	12,493
		84,926
Health Care Technology — 0.22%
GPI SpA	900	12,450
Pharmaceuticals — 0.64%
Eco Animal Health Group PLC	7,700	10,592
H Lundbeck A/S (a)	600	2,879
H Lundbeck A/S	2,400	11,656
Tsumura & Company (v)	500	11,246
		36,373
TOTAL HEALTH CARE		194,111
INDUSTRIALS — 22.97% Aerospace & Defense — 2.58%
Austal Ltd. (v)	23,100	28,700
Avio SpA (v)	2,600	29,969
Babcock International Group PLC (a) (v)	8,100	30,578
QinetiQ Group PLC (v)	6,800	30,413
Senior PLC (a)	19,500	27,488
		147,148

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley International Small Cap Diversified Value Fund

	Shares Held	Value
Air Freight & Logistics — 1.54%
bpost SA (v)	2,700	$16,000
Oesterreichische Post AG (v)	400	11,443
PostNL NV (v)	6,526	19,770
Royal Mail PLC (v)	7,400	24,446
Wincanton PLC (v)	3,900	16,550
		88,209
Building Products — 1.13%
Deceuninck NV (v)	4,600	10,663
Nichiha Corp. (v)	700	13,599
Norcros PLC (v)	6,500	18,425
Okabe Company Ltd. (v)	2,400	10,777
Uponor Oyj (v)	800	11,102
		64,566
Commercial Services & Supplies — 1.93%
Cewe Stiftung & Company KGaA (v)	140	11,831
Downer EDI Ltd. (v)	3,100	10,816
ISS A/S (a) (v)	700	11,160
Loomis AB (v)	1,300	31,756
Mitie Group PLC (v)	18,800	12,914
Okamura Corp. (v)	1,200	10,702
Prosegur Cash SA (r)	16,400	10,690
SG Fleet Group Ltd. (v)	6,900	10,198
		110,067
Construction & Engineering — 3.34%
Aecon Group, Inc.	1,100	11,221
Bird Construction, Inc.	1,900	11,026
CTI Engineering Company Ltd. (v)	700	13,384
Dai-Dan Company Ltd. (v)	700	10,873
Fukuda Corp. (v)	300	10,306
Grupo Empresarial San Jose SA (v)	2,800	11,674
Hazama Ando Corp. (v)	1,900	11,793
Implenia AG (a) (v)	500	11,466
JDC Corp. (v)	2,900	11,172
Kumagai Gumi Company Ltd. (v)	500	10,125
Kyudenko Corp. (v)	500	10,124
NCC AB (v)	1,000	10,093
Nichireki Company Ltd. (v)	1,300	12,454
Per Aarsleff Holding A/S (v)	300	8,973
Strabag SE	300	12,748
Tobishima Corp. (v)	1,400	10,539
Yurtec Corp. (v)	2,300	12,495
		190,466
	Shares Held	Value
Electrical Equipment — 0.90%
Denyo Company Ltd. (v)	1,000	$11,737
Nitto Kogyo Corp. (v)	1,000	17,300
Phoenix Mecano AG (v)	30	11,299
SEC Carbon Ltd. (v)	300	11,222
		51,558
Industrial Conglomerates — 0.44%
Chargeurs SA (v)	1,000	15,553
Indus Holding AG (v)	400	9,347
		24,900
Machinery — 8.37%
ANDRITZ AG (v)	700	28,257
Bucher Industries AG (v)	50	17,452
Cargotec Oyj (v)	400	10,590
Danieli & C Officine Meccaniche SpA (v)	2,000	28,187
Duerr AG (v)	750	17,391
Feintool International Holding AG (v)	600	11,806
Frencken Group Ltd. (v)	19,300	15,448
Fu Yu Corp. Ltd.	65,600	12,513
Glory Ltd. (v)	1,100	16,599
Haldex AB (a) (v)	3,300	21,188
Hirano Tecseed Company Ltd. (v)	800	9,924
Iveco Group NV (a) (v)	5,400	28,590
Manitou BF SA (v)	600	11,203
Morgan Advanced Materials PLC (v)	3,400	11,369
Morita Holdings Corp. (v)	1,200	11,692
Nitta Corp. (v)	500	10,168
Noritake Company Ltd. (v)	400	11,902
Norma Group SE (v)	500	11,206
Picanol	170	10,796
Ponsse Oyj	400	10,584
Rieter Holding AG (v)	240	27,777
Semperit AG Holding (v)	800	15,544
Shibuya Corp. (v)	700	12,097
Shinmaywa Industries Ltd. (v)	1,700	13,534
Shinwa Company Ltd. (v)	800	12,375
Sulzer AG (v)	170	10,596
Sumitomo Heavy Industries Ltd. (v)	600	13,282
Takeuchi Manufacturing Company Ltd. (v)	900	15,444
Talgo SA (r) (v)	3,150	10,603
Tsubakimoto Chain Company (v)	700	15,688
Tsukishima Kikai Company Ltd. (v)	2,100	13,493
Wacker Neuson SE (v)	600	10,412
		477,710

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley International Small Cap Diversified Value Fund

	Shares Held	Value
Professional Services — 1.64%
Bertrandt AG (v)	400	$15,040
Groupe Crit (v)	440	27,167
Hito Communications Holdings, Inc. (v)	1,600	17,881
McMillan Shakespeare Ltd. (v)	1,600	10,760
PeopleIN Ltd. (v)	5,100	10,167
SThree PLC (v)	2,900	12,554
		93,569
Road & Rail — 0.73%
Nikkon Holdings Company Ltd. (v)	1,200	19,033
Redde Northgate PLC (v)	2,700	11,091
Sankyu, Inc. (v)	400	11,516
		41,640
Trading Companies & Distributors — 0.37%
Kanamoto Company Ltd. (v)	700	9,934
Sanyo Trading Company Ltd. (v)	1,600	11,536
		21,470
TOTAL INDUSTRIALS		1,311,303
INFORMATION TECHNOLOGY — 6.53% Communications Equipment — 0.73%
Evertz Technologies Ltd.	2,800	28,387
EVS Broadcast Equipment SA (v)	600	13,628
		42,015
Electronic Equipment, Instruments & Components — 2.80%
Alps Alpine Company Ltd. (v)	1,800	18,291
Celestica, Inc. (a)	1,700	16,535
Daitron Company Ltd. (v)	1,900	24,954
Elematec Corp. (v)	2,000	18,544
Esprinet SpA (v)	2,100	15,074
Horiba Ltd. (v)	200	8,532
Japan Aviation Electronics Industry Ltd. (v)	1,200	18,122
Kaga Electronics Company Ltd. (v)	500	11,181
Softwareone Holding AG (a) (v)	1,000	11,987
V Technology Company Ltd. (v)	800	16,496
		159,716
IT Services — 1.24%
CSE Global Ltd. (v)	34,800	11,647
DTS Corp. (v)	600	13,371
Global Dominion Access SA (r) (v)	2,700	11,751
KNOW IT AB (v)	400	11,193
Proact IT Group AB (v)	1,700	11,346
Sword Group (v)	300	11,350
		70,658
	Shares Held	Value
Semiconductors & Semiconductor Equipment — 0.88%
u-blox Holding AG (a) (v)	370	$37,563
UMS Holdings Ltd. (v)	15,625	12,498
		50,061
Software — 0.88%
Silverlake Axis Ltd. (v)	129,000	36,728
System Research Company Ltd. (v)	900	13,592
		50,320
TOTAL INFORMATION TECHNOLOGY		372,770
MATERIALS — 10.25% Chemicals — 2.41%
ASAHI YUKIZAI CORP. (v)	1,200	17,689
Dai Nippon Toryo Company Ltd. (v)	4,700	24,543
Kanto Denka Kogyo Company Ltd. (v)	2,400	15,655
Nihon Parkerizing Company Ltd. (v)	1,500	9,876
Orion Engineered Carbons SA	700	10,871
Sumitomo Seika Chemicals Company Ltd. (v)	800	17,036
Toagosei Company Ltd. (v)	2,000	14,888
Tokuyama Corp. (v)	1,300	16,538
Yushiro Chemical Industry Company Ltd. (v)	1,500	10,257
		137,353
Construction Materials — 1.97%
Adbri Ltd. (v)	5,900	9,890
Buzzi Unicem SpA (v)	1,000	16,414
Cementir Holding NV (v)	4,300	27,939
CSR Ltd. (v)	3,000	8,434
Forterra PLC (r) (v)	6,200	20,190
H+H International A/S (a) (v)	700	13,095
Vicat SA (v)	600	16,606
		112,568
Containers & Packaging — 1.37%
Brodrene Hartmann A/S (a)	400	13,526
Fuji Seal International, Inc. (v)	1,300	14,162
Mayr Melnhof Karton AG (v)	70	11,965
Takemoto Yohki Company Ltd. (v)	2,000	11,630
Verallia SA (r) (v)	400	9,592
Winpak Ltd.	500	17,087
		77,962
Metals & Mining — 2.90%
Anglo Pacific Group PLC	8,700	15,335
Bekaert SA (v)	300	9,813
Grange Resources Ltd. (v)	21,000	18,381
MACA Ltd. (v)	32,100	14,652
Macmahon Holdings Ltd. (v)	98,200	9,165
Mount Gibson Iron Ltd. (v)	40,700	15,228

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley International Small Cap Diversified Value Fund

	Shares Held	Value
Pan African Resources PLC (v)	47,400	$12,066
Rana Gruber ASA (v)	2,000	9,093
Regis Resources Ltd. (v)	13,800	12,290
Sandfire Resources Ltd. (v)	5,000	15,414
Silvercorp Metals, Inc.	4,600	11,400
Steel & Tube Holdings Ltd. (v)	13,600	10,786
Tokyo Steel Manufacturing Company Ltd. (v)	1,100	12,138
		165,761
Paper & Forest Products — 1.60%
Arctic Paper SA (v)	4,000	11,581
Canfor Corp. (a)	600	10,465
Iberpapel Gestion SA (v)	700	10,371
Miquel y Costas & Miquel SA (v)	900	12,330
Rottneros AB	8,600	10,055
Stella-Jones, Inc. (m)	1,100	27,773
Western Forest Products, Inc.	7,900	8,899
		91,474
TOTAL MATERIALS		585,118
REAL ESTATE — 2.83% Equity Real Estate Investment Trusts — 1.09%
First Real Estate Investment Trust (v)	50,600	10,020
Impact Healthcare Reit PLC (v)	15,700	22,301
SmartCentres Real Estate Investment Trust	1,400	29,899
		62,220
Real Estate Management & Development — 1.74%
Airport City Ltd. (a) (v)	1,600	27,473
Great Eagle Holdings Ltd. (v)	12,000	26,926
Nisshin Group Holdings Company Ltd. (v)	5,200	16,874
Shinoken Group Company Ltd. (v)	3,900	28,078
		99,351
TOTAL REAL ESTATE		161,571
UTILITIES — 2.54% Electric Utilities — 0.81%
Elmera Group ASA (r) (v)	5,000	10,170
EVN AG (v)	700	14,909
Hokkaido Electric Power Company, Inc. (v)	2,800	10,216
Hokuriku Electric Power Company (v)	2,700	10,595
		45,890
Gas Utilities — 0.77%
Hiroshima Gas Company Ltd. (v)	7,200	17,253
Italgas SpA (v)	4,600	26,843
		44,096
Independent Power and Renewable Electricity Producers — 0.23%
Electric Power Development Company Ltd. (v)	800	13,227
	Shares Held	Value
Multi-Utilities — 0.73%
ACEA SpA (v)	600	$8,895
Centrica PLC (a) (v)	33,700	32,909
		41,804
TOTAL UTILITIES		145,017
Total common stocks (Cost $5,922,125)		5,579,241
RIGHTS — 0.00%
CONSUMER STAPLES — 0.00% Personal Products — 0.00%
BWX Ltd. (a)	3,040	88
TOTAL CONSUMER STAPLES		88
Total rights (Cost $270)		88
Total long-term investments (Cost $5,922,395)		5,579,329
SHORT-TERM INVESTMENTS — 2.13%	Principal Amount
Time Deposits — 2.13%
Citigroup Inc., 0.91%, 07/01/2022*	$121,568	121,568
Total short-term investments (Cost $121,568)		121,568
Total investments — 99.86% (Cost $6,043,963)		5,700,897
Other assets in excess of liabilities — 0.14%		8,268
Net assets — 100.00%		$5,709,165

(a) — Non-income producing security.

(i) — Illiquid security. The total market value of these securities was $17,498, which represented 0.31% of net assets.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $76,076, which represented 1.33% of net assets.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $151,684, which represented 2.66% of net assets.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $4,453,323, which represented 78.00% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Value Opportunities Fund

Largest Holdings*	Percent of net assets
Microsoft Corp.	7.96%
F5, Inc.	6.49%
General Electric Company	6.47%
The Goldman Sachs Group, Inc.	4.53%
AMERCO	4.17%
General Motors Company	4.12%
Range Resources Corp.	4.01%
Stagwell, Inc.	3.53%
Alphabet, Inc.	3.22%
Rothschild & Company	3.18%

* Excluding short-term securities

COMMON STOCKS — 97.42%	Shares Held	Value
COMMUNICATION SERVICES — 11.42% Entertainment — 1.10%
Warner Bros. Discovery, Inc. (a)	375,000	$5,032,500
Interactive Media & Services — 4.46%
Alphabet, Inc. (a)	6,750	14,710,005
Twitter, Inc. (a)	152,100	5,687,019
		20,397,024
Media — 5.07%
News Corp.	286,600	4,465,228
Paramount Global	103,900	2,564,252
Stagwell, Inc. (a)	2,972,300	16,139,589
		23,169,069
Wireless Telecommunication Services — 0.79%
Vodafone Group PLC — ADR	231,300	3,603,654
TOTAL COMMUNICATION SERVICES		52,202,247
CONSUMER DISCRETIONARY — 6.14% Automobiles — 4.12%
General Motors Company (a)	592,500	18,817,800
Internet & Catalog Retail — 1.51%
Points.com, Inc. (a)	184,000	4,598,160
Redbubble Ltd. (a) (v)	3,750,700	2,331,922
		6,930,082
Specialty Retail — 0.51%
The ODP Corp. (a)	77,070	2,330,597
TOTAL CONSUMER DISCRETIONARY		28,078,479
ENERGY — 15.86% Energy Equipment & Services — 1.20%
Expro Group Holdings NV (a)	42,900	494,208
Mcdermott International Ltd. (a) (f)	2,266,028	1,291,636
NOV, Inc.	217,500	3,677,925
		5,463,769
	Shares Held	Value
Oil, Gas & Consumable Fuels — 14.66%
Berry Corp.	997,900	$7,603,998
Hess Corp.	121,400	12,861,116
Kosmos Energy Ltd. (a)	1,792,600	11,096,194
Murphy Oil Corp.	192,900	5,823,651
Range Resources Corp. (a)	739,700	18,307,575
Shell PLC — ADR	216,500	11,320,785
		67,013,319
TOTAL ENERGY		72,477,088
FINANCIALS — 19.89% Banks — 5.99%
Citigroup, Inc.	248,400	11,423,916
Popular, Inc.	82,600	6,354,418
Wells Fargo & Company	245,300	9,608,401
		27,386,735
Capital Markets — 10.68%
The Goldman Sachs Group, Inc.	69,700	20,702,294
Perella Weinberg Partners	399,600	2,329,668
Rothschild & Company (v)	429,000	14,548,178
State Street Corp.	182,200	11,232,630
		48,812,770
Consumer Finance — 2.64%
SLM Corp.	756,900	12,064,986
Insurance — 0.58%
Global Indemnity Group LLC	102,500	2,651,675
TOTAL FINANCIALS		90,916,166
INDUSTRIALS — 16.31% Aerospace & Defense — 1.51%
Babcock International Group PLC (a) (v)	1,824,300	6,886,820
Air Freight & Logistics — 1.70%
Royal Mail PLC (v)	2,349,200	7,760,493

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Value Opportunities Fund

	Shares Held	Value
Construction & Engineering — 1.14%
Fluor Corp. (a)	213,900	$5,206,326
Industrial Conglomerates — 6.47%
General Electric Company	464,400	29,568,348
Professional Services — 1.32%
Nielsen Holdings PLC	259,500	6,025,590
Road & Rail — 4.17%
AMERCO	39,900	19,081,377
TOTAL INDUSTRIALS		74,528,954
INFORMATION TECHNOLOGY — 24.27% Communications Equipment — 8.85%
F5, Inc. (a)	193,800	29,659,152
Telefonaktiebolaget LM Ericsson — ADR	1,456,400	10,777,360
		40,436,512
Electronic Equipment, Instruments & Components — 1.33%
Arrow Electronics, Inc. (a)	54,100	6,064,069
IT Services — 1.09%
Euronet Worldwide, Inc. (a)	49,600	4,989,264
Software — 13.00%
Microsoft Corp.	141,700	36,392,811
Oracle Corp.	107,300	7,497,051
Vonage Holdings Corp. (a)	134,900	2,541,516
Workday, Inc. (a)	93,100	12,994,898
		59,426,276
TOTAL INFORMATION TECHNOLOGY		110,916,121
MATERIALS — 2.73% Chemicals — 2.49%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $6,892,250) (a) (f) (i) (m) (o) (u)	32,422	9,603,396
UTEX Industries, Inc. (Acquired 05/11/2021, Cost $757,278) (a) (i) (m)	24,058	1,768,263
		11,371,659
Metals & Mining — 0.24%
Metals Recovery Holdings LLC (Acquired 07/24/2014 — 12/10/2019, Cost $7,295,703) (a) (f) (i) (m) (u)	7,042	1,122,401
TOTAL MATERIALS		12,494,060
REAL ESTATE — 0.80% Real Estate Management & Development — 0.80%
Seritage Growth Properties (a) (l)	703,200	3,663,672
TOTAL REAL ESTATE		3,663,672
Total common stocks (Cost $476,587,795)		445,276,787
PREFERRED STOCKS — 0.16%	Shares Held	Value
FINANCIALS — 0.16% Thrifts & Mortgage Finance — 0.16%
Federal Home Loan Mortgage Corp. — Series K (a)	33,300	$162,504
Federal Home Loan Mortgage Corp. — Series N (a) (i)	116,400	494,118
Federal Home Loan Mortgage Corp. — Series S (a)	18,400	82,800
TOTAL FINANCIALS		739,422
Total preferred stocks (Cost $268,508)		739,422
TERM LOANS — 0.80%	Principal Amount
ENERGY — 0.22% Energy Equipment & Services — 0.22%
Lealand Finance Company BV 4.666% (1 Month LIBOR USD + 3.000%), 06/28/2024 (Acquired 06/30/2020, Cost $442,883) (b) (m)	$442,883	287,873
2.666% Cash and 3.000% PIK (1 Month LIBOR USD + 4.000%), 06/30/2025 (Acquired 06/30/2020 — 06/30/2022, Cost $1,474,869) (b) (m) (p)	1,373,275	704,380
TOTAL ENERGY		992,253
MATERIALS — 0.58% Chemicals — 0.58%
Iracore International Holdings, Inc. 10.000% (1 Month LIBOR USD + 9.000%), 04/12/2024 (Acquired 04/13/2017, Cost $2,649,013) (b) (f) (m) (u)	2,649,013	2,649,013
TOTAL MATERIALS		2,649,013
Total term loans (Cost $4,566,765)		3,641,266

PURCHASED PUT OPTIONS — 0.90%	Contracts (100 shares per contract)	Notional Amount
CONSUMER DISCRETIONARY — 0.90% Automobiles — 0.90%
Tesla, Inc. (a) Expiration: June 2024, Exercise Price: $1,000.00	95	$6,397,490	4,124,425
TOTAL CONSUMER DISCRETIONARY			4,124,425
Total purchased put options (Cost $4,183,448)			4,124,425
Total long-term investments (Cost $485,606,516)			453,781,900

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley Value Opportunities Fund

COLLATERAL FOR SECURITIES ON LOAN — 0.08%	Shares Held		Value
Money Market Funds — 0.08%
Invesco Short-Term Investments Trust Government & Agency Portfolio — Institutional Class, 1.38%^		358,790	$358,790
Total collateral for securities on loan (Cost $358,790)			358,790
SHORT-TERM INVESTMENTS — 4.99%	Principal Amount
Time Deposits — 4.99%
BNP Paribas, 0.52%, 07/01/2022*	GBP	1	1
Citigroup, Inc., (0.78)%, 07/01/2022*	EUR	6,611	6,928
Citigroup, Inc., 0.91%, 07/01/2022*		$22,786,216	22,786,216
Total short-term investments (Cost $22,793,207)			22,793,145
Total investments — 104.35% (Cost $508,758,513)			476,933,835
Liabilities in excess of other assets — (4.35)%			(19,867,407)
Net assets — 100.00%			$457,066,428

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2022.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $14,666,446, which represented 3.21% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $12,988,178, which represented 2.84% of net assets.

(l) — All or a portion of this security is on loan. The total market value of securities on loan was $344,925. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $16,135,326, which represented 3.53% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security.

(u) — Value determined using significant unobservable inputs.

(v) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $31,527,413, which represented 6.90% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

EUR — Euro

GBP — British Pound

LIBOR — London Interbank Offered Rate

USD — United States Dollar

^ — Rate shown is the 7-day yield as of June 30, 2022.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley High Yield Fund

Largest Issuers*	Percent of net assets
Metals Recovery Holdings LLC	2.30%
CCO Holdings LLC / CCO Holdings Capital Corp.	2.20%
Brookfield Asset Management, Inc. (includes Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, Central Parent, Inc. and Scientific Games Holdings LP / Scientific Games US FinCo, Inc.)	1.56%
Boardriders, Inc.	1.37%
General Electric Company	1.26%
PBF Holding Company LLC / PBF Finance Corp.	1.22%
RA Parent, Inc.	1.14%
G Holdings, Inc. (includes Standard Industries, Inc. and WR Grace Holdings LLC)	1.13%
Schweitzer-Mauduit International, Inc.	1.05%
Iracore Holdings Corp. (includes Iracore International Holdings, Inc. and Iracore Investments Holdings, Inc.)	1.05%

* Excluding investment companies and short-term securities

CORPORATE BONDS — 79.45%	Principal Amount	Value
Advertising — 0.12%
Stagwell Global LLC 5.625%, 08/15/2029 (r)	$1,160,000	$935,337
Aerospace/Defense — 0.98%
F-Brasile SpA / F-Brasile US LLC 7.375%, 08/15/2026 (r)	5,667,000	4,521,387
Spirit AeroSystems, Inc. 7.500%, 04/15/2025 (r)	3,608,000	3,361,159
		7,882,546
Airlines — 0.52%
United Airlines, Inc. 4.375%, 04/15/2026 (r)	4,713,000	4,169,685
Auto Loans — 0.64%
Ford Motor Credit Company LLC 5.113%, 05/03/2029	5,755,000	5,171,466
Auto Parts & Equipment — 2.32%
Adient Global Holdings Ltd. 4.875%, 08/15/2026 (r)	5,443,000	4,785,023
American Axle & Manufacturing, Inc. 6.875%, 07/01/2028	4,842,000	4,354,165
The Goodyear Tire & Rubber Company 4.875%, 03/15/2027	4,806,000	4,302,571
	Principal Amount	Value
Meritor, Inc. 4.500%, 12/15/2028 (r)	$5,414,000	$5,220,346
		18,662,105
Banking — 0.33%
BNP Paribas SA 6.625% (Fixed until 03/24/2024, then 5 Year Swap Rate USD + 4.149%), Perpetual (b) (r)	2,781,000	2,676,712
Building & Construction — 2.43%
Ashton Woods USA LLC / Ashton Woods Finance Company 4.625%, 08/01/2029 (r)	5,649,000	4,244,517
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC 4.875%, 02/15/2030 (r)	5,232,000	3,807,588
Installed Building Products, Inc. 5.750%, 02/01/2028 (r)	4,671,000	4,156,364
Tri Pointe Homes, Inc. 5.250%, 06/01/2027	3,866,000	3,385,622
Weekley Homes LLC / Weekley Finance Corp. 4.875%, 09/15/2028 (r)	5,023,000	3,974,171
		19,568,262

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Building Materials — 2.72%
Arcosa, Inc. 4.375%, 04/15/2029 (r)	$5,069,000	$4,308,950
BlueLinx Holdings, Inc. 6.000%, 11/15/2029 (r)	4,451,000	3,477,856
Foundation Building Materials, Inc. 6.000%, 03/01/2029 (r)	3,563,000	2,615,420
PGT Innovations, Inc. 4.375%, 10/01/2029 (r)	4,999,000	3,948,485
Standard Industries, Inc. 4.375%, 07/15/2030 (r)	6,150,000	4,862,098
WESCO Distribution, Inc. 7.250%, 06/15/2028 (r)	2,740,000	2,716,491
		21,929,300
Cable & Satellite TV — 6.52%
Block Communications, Inc. 4.875%, 03/01/2028 (r)	4,811,000	4,093,367
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 06/01/2029 (r)	12,337,000	11,052,965
4.750%, 02/01/2032 (r)	8,129,000	6,676,348
CSC Holdings LLC 5.750%, 01/15/2030 (r)	9,537,000	6,964,203
DirecTV Financing LLC / DirecTV Financing Co-Obligor, Inc. 5.875%, 08/15/2027 (r)	3,880,000	3,322,463
DISH DBS Corp. 5.750%, 12/01/2028 (r)	4,424,000	3,283,869
Telenet Finance Luxembourg 5.500%, 03/01/2028 (r)	5,000,000	4,417,750
Virgin Media Secured Finance PLC 5.500%, 05/15/2029 (r)	9,131,000	8,182,609
Ziggo BV 4.875%, 01/15/2030 (r)	5,224,000	4,443,675
		52,437,249
Chemicals — 3.88%
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.750%, 06/15/2027 (r)	4,917,000	4,424,931
Diamond BC BV 4.625%, 10/01/2029 (r)	4,670,000	3,741,067
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. 9.000%, 07/01/2028 (r)	2,991,000	2,366,793
LSF11 A5 HoldCo LLC 6.625%, 10/15/2029 (r)	5,318,000	4,487,807
SCIH Salt Holdings, Inc. 4.875%, 05/01/2028 (r)	4,609,000	3,840,150
SCIL IV LLC / SCIL USA Holdings LLC 5.375%, 11/01/2026 (r)	4,977,000	3,989,638
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 5.125%, 04/01/2029 (r)	5,776,000	4,139,168
	Principal Amount	Value
WR Grace Holdings LLC 5.625%, 08/15/2029 (r)	$5,750,000	$4,247,813
		31,237,367
Consumer — Products — 0.44%
Winnebago Industries, Inc. 6.250%, 07/15/2028 (r)	3,877,000	3,557,147
Consumer/Commercial/Lease Financing — 0.29%
Rent-A-Center, Inc. 6.375%, 02/15/2029 (r)	3,031,000	2,368,090
Diversified Capital Goods — 2.77%
General Electric Company 5.159% (3 Month LIBOR USD + 3.330%), Perpetual (b) (c)	11,506,000	10,124,705
Patrick Industries, Inc. 4.750%, 05/01/2029 (r)	5,576,000	4,157,967
Railworks Holdings LP / Railworks Rally, Inc. 8.250%, 11/15/2028 (r)	3,227,000	2,916,998
TK Elevator US Newco, Inc. 5.250%, 07/15/2027 (r)	5,689,000	5,081,984
		22,281,654
Electric — Generation — 0.60%
Calpine Corp. 3.750%, 03/01/2031 (r)	5,893,000	4,805,447
Electric — Integrated — 0.57%
PG&E Corp. 5.250%, 07/01/2030	5,515,000	4,547,641
Electronics — 0.51%
II-VI, Inc. 5.000%, 12/15/2029 (r)	4,725,000	4,133,832
Energy — Exploration & Production — 3.83%
California Resources Corp. 7.125%, 02/01/2026 (r)	3,349,000	3,280,697
Callon Petroleum Company 6.375%, 07/01/2026	3,721,000	3,437,627
Civitas Resources, Inc. 5.000%, 10/15/2026 (r)	2,777,000	2,496,301
Crescent Energy Finance LLC 7.250%, 05/01/2026 (r)	3,111,000	2,836,781
Earthstone Energy Holdings LLC 8.000%, 04/15/2027 (r)	3,772,000	3,574,555
Hilcorp Energy I LP / Hilcorp Finance Company 6.000%, 02/01/2031 (r)	4,543,000	3,924,016
Murphy Oil Corp. 6.375%, 07/15/2028	5,946,000	5,556,180
Penn Virginia Holdings LLC 9.250%, 08/15/2026 (r)	1,900,000	1,825,881
Range Resources Corp. 4.750%, 02/15/2030 (r)	1,755,000	1,576,719
Southwestern Energy Company 4.750%, 02/01/2032	2,680,000	2,296,599
		30,805,356

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Food — Wholesale — 1.02%
Central Garden & Pet Company 4.125%, 04/30/2031 (r)	$4,959,000	$3,988,699
Post Holdings, Inc. 4.500%, 09/15/2031 (r)	5,127,000	4,208,242
		8,196,941
Forestry/Paper — 2.29%
Ahlstrom-Munksjo Holding 3 Oy 4.875%, 02/04/2028 (r)	6,004,000	5,056,116
Mercer International, Inc. 5.125%, 02/01/2029	5,963,000	5,103,106
Rayonier AM Products, Inc. 7.625%, 01/15/2026 (r)	3,472,000	3,034,215
Schweitzer-Mauduit International, Inc. 6.875%, 10/01/2026 (r)	5,894,000	5,253,470
		18,446,907
Gaming — 4.66%
Boyd Gaming Corp. 4.750%, 06/15/2031 (r)	4,728,000	4,004,616
Churchill Downs, Inc. 5.500%, 04/01/2027 (r)	2,163,000	2,057,922
Everi Holdings, Inc. 5.000%, 07/15/2029 (r)	5,129,000	4,340,878
International Game Technology PLC 6.250%, 01/15/2027 (r)	3,267,000	3,184,018
Jacobs Entertainment, Inc. 6.750%, 02/15/2029 (r)	4,640,000	3,930,349
MGM Resorts International 5.500%, 04/15/2027	4,530,000	4,071,556
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance, Inc. 8.500%, 11/15/2027 (r)	3,000,000	3,153,285
Penn National Gaming, Inc. 5.625%, 01/15/2027 (r)	5,350,000	4,701,152
Scientific Games Holdings LP / Scientific Games US FinCo, Inc. 6.625%, 03/01/2030 (r)	5,195,000	4,423,906
Wynn Macau Ltd. 5.500%, 10/01/2027 (r)	5,636,000	3,655,707
		37,523,389
Gas Distribution — 5.44%
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.750%, 03/01/2027 (r)	4,939,000	4,601,567
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 8.000%, 04/01/2029 (r)	4,881,000	4,542,405
DT Midstream, Inc. 4.375%, 06/15/2031 (r)	4,678,000	3,931,952
EQM Midstream Partners LP 7.500%, 06/01/2027 (r)	1,702,000	1,645,136
5.500%, 07/15/2028	4,568,000	3,952,489
	Principal Amount	Value
Harvest Midstream I LP 7.500%, 09/01/2028 (r)	$4,814,000	$4,530,508
Holly Energy Partners LP / Holly Energy Finance Corp. 5.000%, 02/01/2028 (r)	4,581,000	3,931,506
Kinetik Holdings LP 5.875%, 06/15/2030 (r)	4,452,000	4,248,900
Rockpoint Gas Storage Canada Ltd. 7.000%, 03/31/2023 (r)	6,631,000	6,522,484
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.500%, 03/01/2030	2,566,000	2,453,109
Venture Global Calcasieu Pass LLC 4.125%, 08/15/2031 (r)	3,986,000	3,417,975
		43,778,031
Health Facilities — 1.85%
CHS / Community Health Systems, Inc. 6.875%, 04/01/2028 (r)	2,573,000	1,512,027
5.250%, 05/15/2030 (r)	4,225,000	3,218,267
Encompass Health Corp. 4.750%, 02/01/2030	4,878,000	4,094,813
Tenet Healthcare Corp. 6.250%, 02/01/2027 (r)	3,315,000	3,058,088
6.125%, 06/15/2030 (r)	3,247,000	3,005,293
		14,888,488
Health Services — 0.94%
Charles River Laboratories International, Inc. 4.000%, 03/15/2031 (r)	4,905,000	4,190,822
DaVita, Inc. 4.625%, 06/01/2030 (r)	680,000	532,455
ModivCare Escrow Issuer, Inc. 5.000%, 10/01/2029 (r)	3,465,000	2,803,657
		7,526,934
Hotels — 1.56%
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Escrow 5.000%, 06/01/2029 (r)	4,830,000	3,919,956
Marriott Ownership Resorts, Inc. 4.500%, 06/15/2029 (r)	5,121,000	4,266,551
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 4.875%, 05/15/2029 (r)	5,090,000	4,378,927
		12,565,434
Insurance Brokerage — 1.07%
AmWINS Group, Inc.
4.875%, 06/30/2029 (r)	5,681,000	4,659,458
Ryan Specialty Group LLC
4.375%, 02/01/2030 (r)	4,552,000	3,965,930
		8,625,388

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Investments & Miscellaneous Financial Services — 0.77%
SoftBank Group Corp. 6.000% (Fixed until 07/18/2023, then 5 Year Mid Swap Rate USD + 4.226%), Perpetual (b)	$6,941,000	$6,222,607
Machinery — 1.03%
Cleaver-Brooks, Inc. 7.875%, 03/01/2023 (r)	5,168,000	4,813,604
NESCO Holdings II, Inc. 5.500%, 04/15/2029 (r)	4,135,000	3,475,178
		8,288,782
Media — Broadcast — 0.52%
Gray Escrow II, Inc. 5.375%, 11/15/2031 (r)	5,165,000	4,149,587
Media — Diversified — 0.56%
National CineMedia LLC 5.750%, 08/15/2026	6,365,000	2,936,588
5.875%, 04/15/2028 (r)	2,187,000	1,547,456
		4,484,044
Media Content — 1.82%
News Corp. 3.875%, 05/15/2029 (r)	3,083,000	2,670,575
5.125%, 02/15/2032 (r)	4,857,000	4,310,102
Sirius XM Radio, Inc. 4.000%, 07/15/2028 (r)	4,767,000	4,140,354
Townsquare Media, Inc. 6.875%, 02/01/2026 (r)	3,937,000	3,512,397
		14,633,428
Medical Products — 1.84%
Grifols Escrow Issuer SA 4.750%, 10/15/2028 (r)	4,926,000	4,278,527
Medline Borrower LP 3.875%, 04/01/2029 (r)	3,911,000	3,344,374
5.250%, 10/01/2029 (r)	3,731,000	3,075,911
Varex Imaging Corp. 7.875%, 10/15/2027 (r)	4,351,000	4,143,261
		14,842,073
Metals/Mining Excluding Steel — 1.27%
Kaiser Aluminum Corp. 4.500%, 06/01/2031 (r)	5,430,000	4,119,412
Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 04/01/2025 (r)	6,576,000	6,070,147
		10,189,559
Oil Field Equipment & Services — 3.15%
Bristow Group, Inc. 6.875%, 03/01/2028 (r)	3,029,000	2,657,780
Exterran Energy Solutions LP / EES Finance Corp. 8.125%, 05/01/2025	6,284,000	5,962,699
Nabors Industries Ltd. 7.500%, 01/15/2028 (r)	4,064,000	3,500,262
	Principal Amount	Value
Shelf Drilling Holdings Ltd. 8.250%, 02/15/2025 (r)	$7,492,000	$5,855,223
Transocean Poseidon Ltd. 6.875%, 02/01/2027 (r)	4,189,688	3,692,393
Valaris Ltd. 8.250% Cash or 12.000% PIK or 5.125% Cash & 5.125% PIK, 04/30/2028 (p) (r)	3,814,000	3,705,225
		25,373,582
Oil Refining & Marketing — 1.77%
Parkland Corp. 4.625%, 05/01/2030 (r)	5,502,000	4,473,057
PBF Holding Company LLC / PBF Finance Corp. 9.250%, 05/15/2025 (r)	2,955,000	3,093,516
6.000%, 02/15/2028	7,910,000	6,715,709
		14,282,282
Personal & Household Products — 1.49%
Edgewell Personal Care Company 5.500%, 06/01/2028 (r)	4,220,000	3,847,880
Energizer Holdings, Inc. 4.375%, 03/31/2029 (r)	5,276,000	4,058,510
The Scotts Miracle-Gro Company 4.375%, 02/01/2032	5,405,000	4,119,070
		12,025,460
Pharmaceuticals — 1.84%
Bausch Health Companies, Inc. 6.125%, 02/01/2027 (r)	1,596,000	1,359,465
7.250%, 05/30/2029 (r)	3,434,000	1,868,251
5.250%, 02/15/2031 (r)	6,315,000	3,250,330
Jazz Securities DAC 4.375%, 01/15/2029 (r)	3,750,000	3,342,943
Organon & Company / Organon Foreign Debt Co-Issuer BV 5.125%, 04/30/2031 (r)	5,734,000	4,968,339
		14,789,328
Real Estate Development & Management — 0.53%
Realogy Group LLC / Realogy Co-Issuer Corp. 5.750%, 01/15/2029 (r)	5,601,000	4,256,760
Recreation & Travel — 2.18%
Boyne USA, Inc. 4.750%, 05/15/2029 (r)	5,314,000	4,609,948
Carnival Corp. 4.000%, 08/01/2028 (r)	3,482,000	2,867,566
6.000%, 05/01/2029 (r)	3,200,000	2,259,296
Royal Caribbean Cruises Ltd. 5.500%, 08/31/2026 (r)	3,183,000	2,372,608
VOC Escrow Ltd. 5.000%, 02/15/2028 (r)	6,714,000	5,403,965
		17,513,383

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Reinsurance — 0.73%
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc. 7.625% Cash or 8.375% PIK, 10/15/2025 (p) (r)	$6,054,983	$5,856,591
Restaurants — 1.36%
1011778 BC ULC / New Red Finance, Inc. 4.000%, 10/15/2030 (r)	4,989,000	4,019,812
Dave & Buster's, Inc. 7.625%, 11/01/2025 (r)	2,721,000	2,690,185
Papa John's International, Inc. 3.875%, 09/15/2029 (r)	5,118,000	4,229,259
		10,939,256
Software/Services — 1.74%
Consensus Cloud Solutions, Inc. 6.500%, 10/15/2028 (r)	4,850,000	4,009,155
The Dun & Bradstreet Corp. 5.000%, 12/15/2029 (r)	2,695,000	2,331,364
Twilio, Inc. 3.625%, 03/15/2029	4,305,000	3,627,458
VM Consolidated, Inc. 5.500%, 04/15/2029 (r)	5,081,000	4,059,795
		14,027,772
Specialty Retail — 3.22%
Academy Ltd. 6.000%, 11/15/2027 (r)	4,679,000	4,283,367
Bed Bath & Beyond, Inc. 5.165%, 08/01/2044	8,512,000	1,910,391
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC 7.500%, 05/01/2025 (r)	4,917,000	3,522,489
Kontoor Brands, Inc. 4.125%, 11/15/2029 (r)	5,133,000	4,084,893
Liberty Interactive LLC 8.250%, 02/01/2030	5,273,000	3,508,944
Lithia Motors, Inc. 4.375%, 01/15/2031 (r)	4,810,000	4,108,702
PetSmart, Inc. / PetSmart Finance Corp. 4.750%, 02/15/2028 (r)	5,191,000	4,506,411
		25,925,197
Steel Producers/Products — 0.91%
Allegheny Technologies, Inc. 5.875%, 12/01/2027	3,639,000	3,227,382
Carpenter Technology Corp. 7.625%, 03/15/2030	4,476,000	4,117,454
		7,344,836
Support — Services — 1.01%
Summer BC Bidco B LLC 5.500%, 10/31/2026 (r)	4,067,000	3,648,597
ZipRecruiter, Inc. 5.000%, 01/15/2030 (r)	5,296,000	4,455,313
		8,103,910
	Principal Amount	Value
Technology Hardware & Equipment — 1.77%
CommScope Technologies LLC 6.000%, 06/15/2025 (r)	$3,596,000	$3,117,498
CommScope, Inc. 6.000%, 03/01/2026 (r)	3,031,000	2,797,659
NCR Corp. 6.125%, 09/01/2029 (r)	4,712,000	4,081,433
Xerox Holdings Corp. 5.500%, 08/15/2028 (r)	5,084,000	4,260,001
		14,256,591
Telecom — Satellite — 0.44%
Telesat Canada / Telesat LLC 5.625%, 12/06/2026 (r)	5,575,000	3,530,312
Telecom — Wireline Integrated & Services — 0.65%
Frontier Communications Holdings LLC 5.875%, 10/15/2027 (r)	3,299,000	2,974,717
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC 6.500%, 02/15/2029 (r)	3,115,000	2,290,896
		5,265,613
Tobacco — 0.55%
Turning Point Brands, Inc. 5.625%, 02/15/2026 (r)	5,007,000	4,456,956
Total corporate bonds (Cost $757,169,767)		639,478,617
CONVERTIBLE BONDS — 0.83%
Hotels — 0.54%
Pebblebrook Hotel Trust 1.750%, 12/15/2026	4,870,000	4,361,085
Railroads — 0.29%
The Greenbrier Companies, Inc. 2.875%, 04/15/2028	2,433,000	2,274,855
Total convertible bonds (Cost $7,374,153)		6,635,940
TERM LOANS — 7.47%
Advertising — 0.55%
AP Core Holdings II LLC 7.166% (1 Month LIBOR USD + 5.500%), 09/01/2027 (Acquired 07/21/2021, Cost $4,653,752) (b) (m)	4,706,378	4,474,966
Airlines — 0.53%
AAdvantage Loyalty IP Ltd. 5.813% (1 Month LIBOR USD + 4.750%), 04/20/2028 (Acquired 06/24/2021, Cost $4,636,836) (b) (m)	4,472,000	4,277,938
Cable & Satellite TV — 0.27%
DirecTV Financing LLC 6.666% (1 Month LIBOR USD + 5.000%), 08/02/2027 (Acquired 07/22/2021, Cost $2,298,706) (b) (m)	2,321,925	2,144,402

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley High Yield Fund

	Principal Amount	Value
Forestry/Paper — 0.40%
Schweitzer-Mauduit International, Inc. 5.438% (1 Month LIBOR USD + 3.750%), 04/20/2028 (Acquired 02/23/2021, Cost $3,332,340) (b) (m)	$3,366,000	$3,197,700
Health Services — 0.50%
FinThrive Software Intermediate Holdings, Inc. 5.666% (1 Month LIBOR USD + 4.000%), 12/18/2028 (Acquired 11/19/2021 — 11/22/2021, Cost $3,594,856) (b) (i) (m)	3,599,978	3,347,979
8.416% (1 Month LIBOR USD + 6.750%), 12/17/2029 (Acquired 11/19/2021, Cost $740,720) (b) (i) (m)	752,000	673,040
		4,021,019
Machinery — 0.56%
Granite US Holdings Corp. 6.313% (1 Month LIBOR USD + 4.000%), 09/30/2026 (Acquired 09/25/2019, Cost $4,639,681) (b) (m)	4,736,809	4,485,166
Oil Field Equipment & Services — 0.23%
Iracore International Holdings, Inc. 10.000% (1 Month LIBOR USD + 9.000%), 04/12/2024 (Acquired 04/13/2017, Cost $1,826,992) (b) (f) (i) (m) (u)	1,826,992	1,826,992
Oil Refining & Marketing — 0.46%
Par Petroleum LLC 7.770% (3 Month LIBOR USD + 6.750%), 01/12/2026 (Acquired 02/13/2020 — 04/16/2021, Cost $3,817,391) (b) (m)	3,883,604	3,728,259
Personal & Household Products — 0.49%
Journey Personal Care Corp. 6.500% (1 Month LIBOR USD + 4.250%), 03/01/2028 (Acquired 02/19/2021, Cost $4,991,707) (b) (m)	5,016,791	3,913,097
Pharmaceuticals — 1.28%
Covis Finco Sarl 8.704% (1 Month SOFR USD + 6.500%), 02/18/2027 (Acquired 02/14/2022, Cost $4,056,152) (b) (m)	4,485,225	3,790,015
Mallinckrodt International Finance SA 7.503% (3 Month LIBOR USD + 5.500%), 02/24/2025 (Acquired 12/23/2019 — 01/22/2020, Cost $6,830,739) (b) (m)	7,591,196	6,525,051
		10,315,066
Software/Services — 1.06%
Central Parent, Inc. TBD (1 Month SOFR USD + 4.500%), 06/08/2029 (Acquired 06/09/2022 — 6/10/2022, Cost $4,452,478) (b) (e) (m)	4,581,000	4,342,811
Syncapay, Inc. 8.750% (1 Month LIBOR USD + 6.500%), 12/10/2027 (Acquired 12/31/2020, Cost $4,212,380) (b) (m)	4,359,271	4,203,427
		8,546,238
	Principal Amount	Value
Specialty Retail — 0.60%
Boardriders, Inc. 7.739% (3 Month LIBOR USD + 6.500%), 04/23/2024 (Acquired 03/21/2018, Cost $5,961,106) (b) (i) (m)	$6,006,042	$3,408,279
9.371% PIK (1 Month LIBOR USD + 8.000%), 04/23/2024 (Acquired 10/07/2020 — 05/09/2022, Cost $1,590,127) (b) (i) (m) (p)	1,590,127	1,447,015
		4,855,294
Support — Services — 0.54%
Drive Chassis Holdco LLC 7.739% (1 Month LIBOR USD + 6.750%), 04/10/2026 (Acquired 04/12/2019, Cost $4,280,741) (b) (m)	4,430,000	4,374,625
Total term loans (Cost $65,916,704)		60,160,762
CONVERTIBLE PREFERRED STOCKS — 0.58%	Shares Held	Value
Building & Construction — 0.58%
Fluor Corp., 6.500%	3,961	4,691,012
Total convertible preferred stocks (Cost $3,961,000)		4,691,012
PREFERRED STOCKS — 0.99%
Hotels — 0.22%
Pebblebrook Hotel Trust — Series F, 6.300%	85,621	1,774,923
Specialty Retail — 0.77%
Boardriders, Inc. — Series B (Acquired 07/11/2013 — 08/09/2019, Cost $28,937,490) (a) (f) (i) (m) (u)	13,810,639	6,214,788
Total preferred stocks (Cost $30,848,797)		7,989,711
COMMON STOCKS — 5.17%
Energy — Exploration & Production — 0.91%
Civitas Resources, Inc.	37,684	1,970,496
Jonah Energy Parent LLC (Acquired 12/31/2020, Cost $204,836) (f) (i) (m) (u)	13,656	687,716
PetroQuest Energy, Inc. (a) (f) (i) (o) (u)	8,969,064	1,255,669
Ranger Oil Corp. (a)	98,195	3,227,670
Warren Resources, Inc. (Acquired 11/23/2016, Cost $162,924) (a) (f) (i) (m) (u)	117,785	208,480
		7,350,031
Metals/Mining Excluding Steel — 3.44%
Metals Recovery Holdings LLC (Acquired 07/19/2012 — 12/10/2019, Cost $32,793,156) (a) (f) (i) (m) (o) (u)	116,127	18,508,369
RA Parent, Inc. (Acquired 12/23/2014 — 08/09/2019, Cost $8,348,746) (a) (f) (i) (m) (u)	142	9,159,000
		27,667,369

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — June 30, 2022

Hotchkis & Wiley High Yield Fund

	Shares Held	Value
Oil Field Equipment & Services — 0.82%
Iracore Investments Holdings, Inc. — Class A (Acquired 04/13/2017, Cost $4,753,500) (a) (f) (i) (m) (o) (u)	22,361	$6,623,328
Total common stocks (Cost $76,029,864)		41,640,728
Total long-term investments (Cost $941,300,285)		760,596,770
SHORT-TERM INVESTMENTS — 4.06%
Money Market Funds — 3.48%
JPMorgan U.S. Government Money Market Fund — Class IM, 1.37%^	28,000,000	28,000,000
	Principal Amount
Time Deposits — 0.58%
Banco Bilbao Vizcaya Argentaria SA, 0.91%, 07/01/2022*	$4,684,523	4,684,523
Royal Bank of Canada, 0.91%, 07/01/2022*	5,502	5,502
		4,690,025
Total short-term investments (Cost $32,690,025)		32,690,025
Total investments — 98.55% (Cost $973,990,310)		793,286,795
Other assets in excess of liabilities — 1.45%		11,637,711
Net assets — 100.00%		$804,924,506

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at June 30, 2022.

(c) — All or a portion of this security is segregated for delayed delivery securities.

(e) — Delayed delivery security.

(f) — Security was fair valued under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees. The total market value of these securities was $44,484,342, which represented 5.53% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security. The total market value of these securities was $53,360,655, which represented 6.63% of net assets.

(m) — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. The total market value of these securities was $101,562,443, which represented 12.62% of net assets.

(o) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(p) — Payment in-kind (PIK) security.

(r) — Rule 144A security under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $534,278,666, which represented 66.38% of net assets.

(u) — Value determined using significant unobservable inputs.

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

TBD — To be determined.

USD — United States Dollar

^ — Rate shown is the 7-day yield as of June 30, 2022.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2022

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$83,301,575	$396,818,422	$431,516,819	$522,874,153	$462,054,888
Affiliated issuers	—	—	—	5,324,184	—
Collateral for securities on loan*	—	638,435	661,045	2,787,980	4,634,772
Short-term investments*	670,660	7,731,019	881,139	28,096,262	10,786,292
Cash	252	2,197	3,248	12,677	4,905
Dividends and interest receivable	130,959	673,446	451,945	351,309	519,634
Receivable for investments sold	—	—	5,217,639	—	—
Receivable for Fund shares sold	—	579,868	531,534	2,442,531	231,437
Other assets	5,971	30,217	30,715	34,386	18,284
Total assets	$84,109,417	$406,473,604	$439,294,084	$561,923,482	$478,250,212
Liabilities:
Collateral upon return of securities on loan	$—	$638,435	$661,045	$2,787,980	$4,634,772
Payable for investments purchased	—	—	3,397,152	3,605,609	2,816,669
Payable for Fund shares repurchased	5	386,188	544,608	479,678	207,546
Payable to Advisor	34,853	235,814	293,316	363,496	221,944
Accrued distribution and service fees	45,798	234,138	180,130	65,639	4,636
Accrued expenses and other liabilities	60,510	255,208	209,606	275,063	201,279
Total liabilities	141,166	1,749,783	5,285,857	7,577,465	8,086,846
Commitments and contingencies (Note 8)
Net assets	$83,968,251	$404,723,821	$434,008,227	$554,346,017	$470,163,366
Net Assets consist of:
Paid-in capital	$108,683,325	$360,007,851	$703,235,352	$525,919,197	$434,260,545
Total accumulated distributable earnings (losses)	$(24,715,074)	$44,715,970	$(269,227,125)	$28,426,820	$35,902,821
Net assets	$83,968,251	$404,723,821	$434,008,227	$554,346,017	$470,163,366
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$50,757,206	$214,692,220	$286,886,974	$510,545,104	$461,865,709
Shares outstanding (unlimited shares $0.001 par value authorized)	2,229,695	5,516,390	7,047,495	7,735,232	38,775,639
Net asset value per share	$22.76	$38.92	$40.71	$66.00	$11.91
Calculation of Net Asset Value Per Share — Class A
Net assets	$32,489,114	$150,259,722	$111,770,543	$33,249,826	$5,839,331
Shares outstanding (unlimited shares $0.001 par value authorized)	1,422,531	3,886,415	2,794,638	506,340	493,564
Net asset value per share	$22.84	$38.66	$39.99	$65.67	$11.83
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$24.11	$40.80	$42.21	$69.31	$12.49
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$721,931	$4,690,904	$4,480,345	$1,157,270
Shares outstanding (unlimited shares $0.001 par value authorized)	31,755	122,682	129,441	22,157
Net asset value per share	$22.73	$38.24	$34.61	$52.23
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets		$35,080,975	$30,870,365	$9,393,817	$2,458,326
Shares outstanding (unlimited shares $0.001 par value authorized)		901,331	758,079	142,238	206,506
Net asset value per share		$38.92	$40.72	$66.04	$11.90
*Cost of long-term investments
Unaffiliated issuers	$79,535,935	$372,190,241	$401,547,353	$526,911,895	$458,395,841
Affiliated issuers	—	—	—	17,211,831	—
*Cost of collateral for securities on loan	—	638,435	661,045	2,787,980	4,634,772
*Cost of short-term investments	670,660	7,731,022	881,148	28,096,262	10,786,292

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

JUNE 30, 2022

	Global Value Fund	International Value Fund	International Small Cap Diversified Value Fund	Value Opportunities Fund	High Yield Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$32,735,838	$2,668,140	$5,579,329	$444,178,504	$734,209,404
Affiliated issuers	—	—	—	9,603,396	26,387,366
Collateral for securities on loan*	—	—	—	358,790	—
Short-term investments*	884,803	52,447	121,568	22,793,145	32,690,025
Cash	402	33	53	7,222	2,603
Cash held at broker	—	—	—	9,000	—
Dividends and interest receivable	62,111	9,830	16,035	438,525	12,634,911
Receivable for investments sold	—	—	—	9,857,554	5,356,953
Receivable for Fund shares sold	—	—	—	275,621	1,458,732
Receivable from Advisor	—	8,275	34,571	—	—
Other assets	5,739	1,951	7,019	25,065	51,589
Total assets	$33,688,893	$2,740,676	$5,758,575	$487,546,822	$812,791,583
Liabilities:
Collateral upon return of securities on loan	$—	$—	$—	$358,790	$—
Payable for investments purchased	275,187	—	—	7,939,339	4,452,478
Payable for Fund shares repurchased	271,167	—	—	21,588,427	1,937,452
Payable to Advisor	13,430	—	—	317,854	351,343
Accrued distribution and service fees	2,031	—	—	107,956	3,462
Distributions payable to shareholders	—	—	—	—	798,805
Accrued expenses and other liabilities	37,196	32,514	49,410	168,028	323,537
Total liabilities	599,011	32,514	49,410	30,480,394	7,867,077
Commitments and contingencies (Note 8)
Net assets	$33,089,882	$2,708,162	$5,709,165	$457,066,428	$804,924,506
Net Assets consist of:
Paid-in capital	$31,767,829	$2,629,247	$5,765,431	$484,222,181	$1,317,119,136
Total accumulated distributable earnings (losses)	$1,322,053	$78,915	$(56,266)	$(27,155,753)	$(512,194,630)
Net assets	$33,089,882	$2,708,162	$5,709,165	$457,066,428	$804,924,506
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$31,800,208	$2,708,162	$5,709,165	$326,559,334	$642,933,961
Shares outstanding (unlimited shares $0.001 par value authorized)	2,515,860	261,724	554,980	11,225,680	65,372,704
Net asset value per share	$12.64	$10.35	$10.29	$29.09	$9.83
Calculation of Net Asset Value Per Share — Class A
Net assets	$1,289,674			$70,349,610	$29,066,153
Shares outstanding (unlimited shares $0.001 par value authorized)	102,104			2,418,336	2,982,520
Net asset value per share	$12.63			$29.09	$9.75
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$13.33			$30.70
(Net asset value per share divided by 0.9625)					$10.13
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets				$19,575,474	$1,077,629
Shares outstanding (unlimited shares $0.001 par value authorized)				742,405	109,666
Net asset value per share				$26.37	$9.83
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class Z
Net assets				$40,582,010	$131,846,763
Shares outstanding (unlimited shares $0.001 par value authorized)				1,395,008	13,406,206
Net asset value per share				$29.09	$9.83
*Cost of long-term investments
Unaffiliated issuers	$32,484,080	$2,674,563	$5,922,395	$478,714,266	$880,731,018
Affiliated issuers	—	—	—	6,892,250	60,569,267
*Cost of collateral for securities on loan	—	—	—	358,790	—
*Cost of short-term investments	884,803	52,447	121,568	22,793,207	32,690,025

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2022

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$1,772,424	$9,193,636	$6,912,406	$8,003,552	$9,896,862
Interest	607	5,217	11,428	26,586	8,662
Securities on loan, net	895	5,786	9,401	31,060	58,419
Total income	1,773,926	9,204,639	6,933,235	8,061,198	9,963,943
Expenses:
Advisory fees	699,720	3,424,264	3,434,346	4,189,548	3,145,442
Professional fees and expenses	23,984	55,130	53,915	62,358	54,040
Custodian fees and expenses	6,072	14,771	16,571	19,888	20,538
Transfer agent fees and expenses	111,664	701,725	582,926	1,122,529	571,939
Accounting fees and expenses	25,900	58,695	55,559	66,100	67,846
Administration fees and expenses	47,286	172,452	161,404	192,799	173,807
Compliance fees	1,587	7,864	7,310	8,901	7,814
Trustees' fees and expenses	11,728	55,820	51,968	63,592	54,211
Reports to shareholders	6,997	27,643	26,609	30,772	14,373
Registration fees	48,644	71,705	66,726	73,964	61,126
Distribution and service fees — Class A	96,290	458,796	306,454	89,355	17,770
Distribution and service fees — Class C	10,614	66,819	57,322	14,368	—
Other expenses	14,596	47,842	41,724	52,520	40,371
Total expenses	1,105,082	5,163,526	4,862,834	5,986,694	4,229,277
Fee waiver/expense reimbursement by Advisor (Note 2)	(198,480)	(49,931)	—	—	(340,696)
Net expenses	906,602	5,113,595	4,862,834	5,986,694	3,888,581
Net investment income	867,324	4,091,044	2,070,401	2,074,504	6,075,362
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	6,184,760	31,502,459	41,678,717	89,717,698	55,204,950
Sales of affiliated issuers	—	—	—	(3,932,098)	—
Foreign currency transactions	221	1,117	(2,575)	(643)	—
Net realized gains	6,184,981	31,503,576	41,676,142	85,784,957	55,204,950
Net change in unrealized appreciation/depreciation of:
Securities of unaffiliated issuers and foreign currency translations	(14,713,941)	(78,910,741)	(59,787,599)	(119,431,389)	(109,788,819)
Securities of affiliated issuers	—	—	—	6,523,176	—
Net change in unrealized appreciation/depreciation	(14,713,941)	(78,910,741)	(59,787,599)	(112,908,213)	(109,788,819)
Net losses	(8,528,960)	(47,407,165)	(18,111,457)	(27,123,256)	(54,583,869)
Net Decrease in Net Assets Resulting from Operations	$(7,661,636)	$(43,316,121)	$(16,041,056)	$(25,048,752)	$(48,508,507)
*Net of Foreign Taxes Withheld	$22,530	$150,308	$134,776	$96,937	$9,942
The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE YEAR ENDED JUNE 30, 2022

	Global Value Fund	International Value Fund	International Small Cap Diversified Value Fund	Value Opportunities Fund	High Yield Fund
Investment income:
Dividends*
Unaffiliated issuers	$719,261	$86,309	$190,170	$7,279,665	$1,582,807
Interest	2,489	299	112	412,089	52,115,074
Securities on loan, net	—	—	—	13,023	—
Total income	721,750	86,608	190,282	7,704,777	53,697,881
Expenses:
Advisory fees	280,621	20,975	52,393	4,176,969	5,615,632
Professional fees and expenses	17,581	13,189	13,459	64,536	108,556
Custodian fees and expenses	8,079	9,105	51,654	33,837	44,854
Transfer agent fees and expenses	29,467	217	398	453,496	1,031,126
Accounting fees and expenses	28,650	32,092	80,928	67,389	152,007
Administration fees and expenses	40,206	40,199	45,873	193,812	343,523
Compliance fees	595	41	104	8,914	16,267
Trustees' fees and expenses	4,292	298	761	64,091	122,239
Reports to shareholders	3,511	2,816	3,138	20,970	23,079
Registration fees	34,881	4,130	22,745	69,541	80,818
Distribution and service fees — Class A	3,787	—	—	221,366	90,254
Distribution and service fees — Class C	—	—	—	249,315	13,857
Other expenses	8,359	4,696	5,712	52,442	115,536
Total expenses	460,029	127,758	277,165	5,676,678	7,757,748
Fee waiver/expense reimbursement by Advisor (Note 2)	(100,698)	(102,811)	(212,329)	—	(659,998)
Net expenses	359,331	24,947	64,836	5,676,678	7,097,750
Net investment income	362,419	61,661	125,446	2,028,099	46,600,131
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	2,893,814	157,657	345,329	47,848,452	(10,771,511)
Sales of affiliated issuers	—	—	—	—	(1,291,045)
Foreign currency transactions	(5,671)	(2,010)	(6,407)	(30,094)	5
Futures contracts	—	—	—	872,966	—
Net realized gains (losses)	2,888,143	155,647	338,922	48,691,324	(12,062,551)
Net change in unrealized appreciation/depreciation of:
Securities of unaffiliated issuers and foreign currency translations	(7,802,624)	(496,722)	(1,416,130)	(111,379,153)	(137,700,413)
Securities of affiliated issuers	—	—	—	(2,458,561)	(2,616,426)
Futures contracts	—	—	—	(403,023)	—
Net change in unrealized appreciation/depreciation	(7,802,624)	(496,722)	(1,416,130)	(114,240,737)	(140,316,839)
Net losses	(4,914,481)	(341,075)	(1,077,208)	(65,549,413)	(152,379,390)
Net Decrease in Net Assets Resulting from Operations	$(4,552,062)	$(279,414)	$(951,762)	$(63,521,314)	$(105,779,259)
*Net of Foreign Taxes Withheld	$53,346	$10,486	$32,429	$311,240	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Year ended June 30, 2022	Year ended June 30, 2021	Year ended June 30, 2022	Year ended June 30, 2021
Operations:
Net investment income	$867,324	$993,767	$4,091,044	$4,667,389
Net realized gains	6,184,981	1,876,667	31,503,576	9,995,846
Net change in unrealized appreciation/depreciation	(14,713,941)	40,296,325	(78,910,741)	188,924,665
Net increase (decrease) in net assets resulting from operations	(7,661,636)	43,166,759	(43,316,121)	203,587,900
Dividends and Distributions to Shareholders:
Class I	(657,851)	(992,196)	(2,427,861)	(4,266,621)
Class A	(334,023)	(525,542)	(1,326,174)	(2,063,556)
Class C	(1,799)	(8,023)	—	(18,447)
Class Z	—	—	(121,577)	(156,287)
Net decrease in net assets resulting from dividends and distributions to shareholders	(993,673)	(1,525,761)	(3,875,612)	(6,504,911)
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions	(16,142,449)	(5,288,401)	(10,878,399)	(121,846,115)
Net Assets:
Total increase (decrease) in net assets	(24,797,758)	36,352,597	(58,070,132)	75,236,874
Beginning of year	108,766,009	72,413,412	462,793,953	387,557,079
End of year	$83,968,251	$108,766,009	$404,723,821	$462,793,953

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Year ended June 30, 2022	Year ended June 30, 2021	Year ended June 30, 2022	Year ended June 30, 2021
Operations:
Net investment income	$2,070,401	$5,360,742	$2,074,504	$1,979,403
Net realized gains	41,676,142	42,592,192	85,784,957	68,227,665
Net change in unrealized appreciation/depreciation	(59,787,599)	182,855,325	(112,908,213)	196,989,781
Net increase (decrease) in net assets resulting from operations	(16,041,056)	230,808,259	(25,048,752)	267,196,849
Dividends and Distributions to Shareholders:
Class I	(3,616,474)	(5,186,501)	(1,727,552)	(3,423,111)
Class A	(1,423,942)	(2,090,006)	(77,062)	(203,554)
Class C	(1,906)	(162,167)	—	(5,353)
Class Z	(434,467)	(489,503)	(51,094)	(86,524)
Net decrease in net assets resulting from dividends and distributions to shareholders	(5,476,789)	(7,928,177)	(1,855,708)	(3,718,542)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	2,909,748	(69,449,403)	21,543,755	(74,946,971)
Net Assets:
Total increase (decrease) in net assets	(18,608,097)	153,430,679	(5,360,705)	188,531,336
Beginning of year	452,616,324	299,185,645	559,706,722	371,175,386
End of year	$434,008,227	$452,616,324	$554,346,017	$559,706,722

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Small Cap Diversified Value Fund		Global Value Fund
	Year ended June 30, 2022	Year ended June 30, 2021	Year ended June 30, 2022	Year ended June 30, 2021
Operations:
Net investment income	$6,075,362	$3,311,779	$362,419	$257,456
Net realized gains	55,204,950	12,693,177	2,888,143	2,374,924
Net change in unrealized appreciation/depreciation	(109,788,819)	131,129,477	(7,802,624)	12,022,169
Net increase (decrease) in net assets resulting from operations	(48,508,507)	147,134,433	(4,552,062)	14,654,549
Dividends and Distributions to Shareholders:
Class I	(29,365,305)	(2,363,036)	(245,800)	(444,350)
Class A	(461,227)	(18,884)	(6,987)	(2,722)
Class Z	(75,948)	(6,779)	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(29,902,480)	(2,388,699)	(252,787)	(447,072)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	111,012,557	147,825,977	385,654	(2,014,373)
Net Assets:
Total increase (decrease) in net assets	32,601,570	292,571,711	(4,419,195)	12,193,104
Beginning of year	437,561,796	144,990,085	37,509,077	25,315,973
End of year	$470,163,366	$437,561,796	$33,089,882	$37,509,077

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	International Value Fund		International Small Cap Diversified Value Fund
	Year ended June 30, 2022	Year ended June 30, 2021	Year ended June 30, 2022	Period ended June 30, 2021+
Operations:
Net investment income	$61,661	$38,235	$125,446	$107,363
Net realized gains	155,647	112,066	338,922	1,086,186
Net change in unrealized appreciation/depreciation	(496,722)	910,487	(1,416,130)	1,072,378
Net increase (decrease) in net assets resulting from operations	(279,414)	1,060,788	(951,762)	2,265,927
Dividends and Distributions to Shareholders:
Class I	(37,541)	(30,073)	(1,250,186)	(120,245)
Net decrease in net assets resulting from dividends and distributions to shareholders	(37,541)	(30,073)	(1,250,186)	(120,245)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	471,104	(350,564)	1,250,186	4,515,245
Net Assets:
Total increase (decrease) in net assets	154,149	680,151	(951,762)	6,660,927
Beginning of period	2,554,013	1,873,862	6,660,927	—
End of period	$2,708,162	$2,554,013	$5,709,165	$6,660,927

+ The Fund commenced operations on June 30, 2020.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Value Opportunities Fund		High Yield Fund
	Year ended June 30, 2022	Year ended June 30, 2021	Year ended June 30, 2022	Year ended June 30, 2021
Operations:
Net investment income	$2,028,099	$7,799,559	$46,600,131	$66,989,826
Net realized gains (losses)	48,691,324	87,813,065	(12,062,551)	(84,290,349)
Net change in unrealized appreciation/depreciation	(114,240,737)	137,389,230	(140,316,839)	247,790,180
Net increase (decrease) in net assets resulting from operations	(63,521,314)	233,001,854	(105,779,259)	230,489,657
Dividends and Distributions to Shareholders:
Class I	(49,243,055)	(7,100,606)	(37,681,791)	(45,766,603)
Class A	(12,046,592)	(1,983,365)	(1,558,850)	(1,971,546)
Class C	(3,121,171)	(577,064)	(49,017)	(95,373)
Class Z	(5,855,755)	(924,361)	(7,150,392)	(17,732,127)
Net decrease in net assets resulting from dividends and distributions to shareholders	(70,266,573)	(10,585,396)	(46,440,050)	(65,565,649)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	46,395,922	(194,829,898)	(152,685,511)	(603,574,274)
Net Assets:
Total increase (decrease) in net assets	(87,391,965)	27,586,560	(304,904,820)	(438,650,266)
Beginning of year	544,458,393	516,871,833	1,109,829,326	1,548,479,592
End of year	$457,066,428	$544,458,393	$804,924,506	$1,109,829,326

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Diversified Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2022	$25.09	$0.25	$(2.30)	$(2.05)	$(0.28)	$—	$(0.28)	$22.76	–8.27%	$50,757	0.80%	1.01%	0.98%
Year ended 6/30/2021	15.31	0.25	9.92	10.17	(0.39)	—	(0.39)	25.09	67.14	63,906	0.80	1.03	1.24
Year ended 6/30/2020	18.90	0.32	(3.54)	(3.22)	(0.37)	—	(0.37)	15.31	–17.51	46,372	0.80	1.04	1.83
Year ended 6/30/2019	18.80	0.30	0.06	0.36	(0.26)	—	(0.26)	18.90	2.08	63,333	0.83	0.99	1.65
Year ended 6/30/2018	17.43	0.23	1.48	1.71	(0.34)	—	(0.34)	18.80	9.81	65,503	0.95	1.02	1.25
Class A
Year ended 6/30/2022	25.18	0.19	(2.30)	(2.11)	(0.23)	—	(0.23)	22.84	–8.49	32,489	1.05	1.22	0.72
Year ended 6/30/2021	15.36	0.20	9.96	10.16	(0.34)	—	(0.34)	25.18	66.74	43,719	1.05	1.24	1.00
Year ended 6/30/2020	18.95	0.28	(3.56)	(3.28)	(0.31)	—	(0.31)	15.36	–17.68	24,972	1.05	1.25	1.57
Year ended 6/30/2019	18.85	0.26	0.05	0.31	(0.21)	—	(0.21)	18.95	1.78	35,807	1.08	1.24	1.39
Year ended 6/30/2018	17.47	0.19	1.49	1.68	(0.30)	—	(0.30)	18.85	9.57	39,616	1.20	1.27	1.00
Class C
Year ended 6/30/2022	25.07	(0.01)	(2.29)	(2.30)	(0.04)	—	(0.04)	22.73	–9.20	722	1.80	1.98	(0.04)
Year ended 6/30/2021	15.24	0.05	9.91	9.96	(0.13)	—	(0.13)	25.07	65.57	1,141	1.80	1.97	0.25
Year ended 6/30/2020	18.77	0.14	(3.55)	(3.41)	(0.12)	—	(0.12)	15.24	–18.33	1,069	1.80	1.98	0.80
Year ended 6/30/2019	18.64	0.12	0.06	0.18	(0.05)	—	(0.05)	18.77	0.98	2,141	1.83	1.99	0.64
Year ended 6/30/2018	17.27	0.04	1.48	1.52	(0.15)	—	(0.15)	18.64	8.77	2,598	1.95	2.02	0.25

	Year Ended June 30,
	2022	2021	2020	2019	2018
Portfolio turnover rate	28%	32%	28%	26%	28%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2022	$43.29	$0.41	$(4.40)	$(3.99)	$(0.38)	$—	$(0.38)	$38.92	–9.31%	$214,692	0.95%	0.97%	0.93%
Year ended 6/30/2021	26.81	0.41	16.64	17.05	(0.57)	—	(0.57)	43.29	64.20	293,318	0.95	0.98	1.19
Year ended 6/30/2020	33.29	0.53	(6.44)	(5.91)	(0.57)	—	(0.57)	26.81	–18.18	257,544	0.95	0.95	1.72
Year ended 6/30/2019	33.57	0.51	0.19	0.70	(0.64)	(0.34)	(0.98)	33.29	2.51	357,191	0.95	0.95	1.56
Year ended 6/30/2018	31.04	0.42	2.67	3.09	(0.56)	—	(0.56)	33.57	10.01	276,930	1.00	1.00	1.28
Class A
Year ended 6/30/2022	43.04	0.31	(4.38)	(4.07)	(0.31)	—	(0.31)	38.66	–9.53	150,260	1.18	1.18	0.71
Year ended 6/30/2021	26.67	0.33	16.56	16.89	(0.52)	—	(0.52)	43.04	63.82	149,051	1.18	1.18	0.96
Year ended 6/30/2020	33.14	0.46	(6.45)	(5.99)	(0.48)	—	(0.48)	26.67	–18.42	113,504	1.20	1.20	1.49
Year ended 6/30/2019	33.36	0.41	0.22	0.63	(0.51)	(0.34)	(0.85)	33.14	2.24	116,354	1.20	1.20	1.26
Year ended 6/30/2018	30.85	0.34	2.65	2.99	(0.48)	—	(0.48)	33.36	9.72	131,276	1.25	1.25	1.03
Class C
Year ended 6/30/2022	42.57	(0.02)	(4.31)	(4.33)	—	—	—	38.24	–10.17	4,691	1.91	1.91	(0.05)
Year ended 6/30/2021	26.26	0.05	16.36	16.41	(0.10)	—	(0.10)	42.57	62.60	7,467	1.92	1.92	0.16
Year ended 6/30/2020	32.59	0.24	(6.36)	(6.12)	(0.21)	—	(0.21)	26.26	–18.93	9,567	1.88	1.88	0.78
Year ended 6/30/2019	32.68	0.17	0.25	0.42	(0.17)	(0.34)	(0.51)	32.59	1.49	14,948	1.95	1.95	0.55
Year ended 6/30/2018	30.16	0.08	2.61	2.69	(0.17)	—	(0.17)	32.68	8.92	14,161	2.00	2.00	0.26
Class Z
Year ended 6/30/2022	43.30	0.46	(4.40)	(3.94)	(0.44)	—	(0.44)	38.92	–9.22	35,081	0.86	0.86	1.07
Year ended 6/30/2021	26.82	0.47	16.63	17.10	(0.62)	—	(0.62)	43.30	64.34	12,958	0.84	0.84	1.33
Period from 9/30/2019[3] to 6/30/2020	33.12	0.49	(6.19)	(5.70)	(0.60)	—	(0.60)	26.82	–17.65	6,943	0.83[4]	0.83[4]	2.37[4]

	Year Ended June 30,
	2022	2021	2020	2019	2018
Portfolio turnover rate	35%	25%	29%	23%	41%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2022	$42.23	$0.22	$(1.18)	$(0.96)	$(0.56)	$—	$(0.56)	$40.71	–2.34%	$286,887	1.01%	1.01%	0.51%
Year ended 6/30/2021	22.27	0.48	20.20	20.68	(0.72)	—	(0.72)	42.23	93.96	302,584	1.04	1.04	1.50
Year ended 6/30/2020	33.10	0.51	(10.82)	(10.31)	(0.52)	—	(0.52)	22.27	–31.62	202,902	1.04	1.04	1.73
Year ended 6/30/2019	39.68	0.24	(5.94)	(5.70)	(0.33)	(0.55)	(0.88)	33.10	–14.29	1,044,280	1.00	1.00	0.67
Year ended 6/30/2018	37.13	0.11	4.96	5.07	(0.15)	(2.37)	(2.52)	39.68	14.32	1,609,002	0.99	0.99	0.28
Class A
Year ended 6/30/2022	41.52	0.13	(1.15)	(1.02)	(0.51)	—	(0.51)	39.99	–2.54	111,771	1.21	1.21	0.31
Year ended 6/30/2021	21.93	0.43	19.87	20.30	(0.71)	—	(0.71)	41.52	93.63	118,947	1.23	1.23	1.35
Year ended 6/30/2020	32.53	0.43	(10.65)	(10.22)	(0.38)	—	(0.38)	21.93	–31.78	71,919	1.22	1.22	1.56
Year ended 6/30/2019	39.03	0.15	(5.82)	(5.67)	(0.28)	(0.55)	(0.83)	32.53	–14.48	159,676	1.25	1.25	0.43
Year ended 6/30/2018	36.57	0.01	4.88	4.89	(0.06)	(2.37)	(2.43)	39.03	14.05	230,105	1.24	1.24	0.03
Class C
Year ended 6/30/2022	35.80	(0.17)	(1.01)	(1.18)	(0.01)	—	(0.01)	34.61	–3.29	4,480	1.97	1.97	(0.46)
Year ended 6/30/2021	19.01	0.15	17.19	17.34	(0.55)	—	(0.55)	35.80	92.13	8,206	2.01	2.01	0.57
Year ended 6/30/2020	28.12	0.20	(9.27)	(9.07)	(0.04)	—	(0.04)	19.01	–32.29	8,389	1.96	1.96	0.82
Year ended 6/30/2019	33.93	(0.10)	(5.05)	(5.15)	(0.11)	(0.55)	(0.66)	28.12	–15.15	24,447	2.00	2.00	(0.33)
Year ended 6/30/2018	32.26	(0.24)	4.28	4.04	—	(2.37)	(2.37)	33.93	13.20	39,383	1.99	1.99	(0.72)
Class Z
Year ended 6/30/2022	42.25	0.29	(1.19)	(0.90)	(0.63)	—	(0.63)	40.72	–2.23	30,870	0.87	0.87	0.65
Year ended 6/30/2021	22.26	0.56	20.19	20.75	(0.76)	—	(0.76)	42.25	94.35	22,879	0.88	0.88	1.75
Period from 9/30/2019[3] to 6/30/2020	30.67	0.40	(8.25)	(7.85)	(0.56)	—	(0.56)	22.26	–26.16	15,976	0.89[4]	0.89[4]	2.12[4]

	Year Ended June 30,
	2022	2021	2020	2019	2018
Portfolio turnover rate	41%	37%	27%	34%	32%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2022	$68.58	$0.27	$(2.59)	$(2.32)	$(0.26)	$—	$(0.26)	$66.00	–3.42%	$510,545	1.06%	1.06%	0.38%
Year ended 6/30/2021	38.22	0.23	30.56	30.79	(0.43)	—	(0.43)	68.58	80.88	512,396	1.07	1.07	0.44
Year ended 6/30/2020	53.27	0.45	(12.86)	(12.41)	(0.48)	(2.16)	(2.64)	38.22	–24.70	335,080	1.05	1.05	0.94
Year ended 6/30/2019	63.89	0.35	(6.34)	(5.99)	(0.33)	(4.30)	(4.63)	53.27	–8.97	670,391	1.03	1.03	0.61
Year ended 6/30/2018	59.31	0.29	7.35	7.64	(0.28)	(2.78)	(3.06)	63.89	13.33	715,194	1.02	1.02	0.47
Class A
Year ended 6/30/2022	68.24	0.16	(2.58)	(2.42)	(0.15)	—	(0.15)	65.67	–3.56	33,250	1.21	1.21	0.23
Year ended 6/30/2021	38.03	0.14	30.41	30.55	(0.34)	—	(0.34)	68.24	80.58	35,039	1.25	1.25	0.27
Year ended 6/30/2020	52.98	0.36	(12.83)	(12.47)	(0.32)	(2.16)	(2.48)	38.03	–24.86	26,028	1.25	1.25	0.76
Year ended 6/30/2019	63.49	0.18	(6.26)	(6.08)	(0.13)	(4.30)	(4.43)	52.98	–9.20	44,240	1.28	1.28	0.32
Year ended 6/30/2018	58.93	0.12	7.32	7.44	(0.10)	(2.78)	(2.88)	63.49	13.05	70,928	1.27	1.27	0.20
Class C
Year ended 6/30/2022	54.55	(0.27)	(2.05)	(2.32)	—	—	—	52.23	–4.25	1,157	1.94	1.94	(0.48)
Year ended 6/30/2021	30.49	(0.19)	24.33	24.14	(0.08)	—	(0.08)	54.55	79.25	2,026	1.99	1.99	(0.46)
Year ended 6/30/2020	42.94	0.02	(10.31)	(10.29)	—	(2.16)	(2.16)	30.49	–25.40	3,528	1.95	1.95	0.05
Year ended 6/30/2019	52.65	(0.21)	(5.20)	(5.41)	—	(4.30)	(4.30)	42.94	–9.86	7,496	2.03	2.03	(0.44)
Year ended 6/30/2018	49.60	(0.28)	6.11	5.83	—	(2.78)	(2.78)	52.65	12.21	13,824	2.02	2.02	(0.55)
Class Z
Year ended 6/30/2022	68.62	0.42	(2.60)	(2.18)	(0.40)	—	(0.40)	66.04	–3.22	9,394	0.86	0.86	0.59
Year ended 6/30/2021	38.23	0.35	30.55	30.90	(0.51)	—	(0.51)	68.62	81.23	10,246	0.87	0.87	0.65
Period from 9/30/2019[3] to 6/30/2020	52.15	0.56	(11.79)	(11.23)	(0.53)	(2.16)	(2.69)	38.23	–22.99	6,540	0.87[4]	0.87[4]	1.72[4]

	Year Ended June 30,
	2022	2021	2020	2019	2018
Portfolio turnover rate	49%	36%	34%	40%	29%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2022	$13.99	$0.17	$(1.38)	$(1.21)	$(0.14)	$(0.73)	$(0.87)	$11.91	–9.34%	$461,866	0.80%	0.87%	1.26%
Year ended 6/30/2021	7.88	0.14	6.07	6.21	(0.10)	—	(0.10)	13.99	79.26	427,708	0.80	0.87	1.21
Year ended 6/30/2020	10.08	0.12	(2.23)	(2.11)	(0.09)	—	(0.09)	7.88	–21.14	143,415	0.82	0.92	1.37
Year ended 6/30/2019	12.21	0.10	(1.30)	(1.20)	(0.08)	(0.85)	(0.93)	10.08	–9.23	95,405	0.90	1.06	0.91
Year ended 6/30/2018	12.06	0.10	1.85	1.95	(0.05)	(1.75)	(1.80)	12.21	17.48	40,128	0.90	1.45	0.80
Class A
Year ended 6/30/2022	13.91	0.13	(1.36)	(1.23)	(0.12)	(0.73)	(0.85)	11.83	–9.57	5,839	1.05	1.15	0.98
Year ended 6/30/2021	7.83	0.11	6.06	6.17	(0.09)	—	(0.09)	13.91	79.09	8,668	1.05	1.14	0.96
Year ended 6/30/2020	10.03	0.10	(2.24)	(2.14)	(0.06)	—	(0.06)	7.83	–21.48	1,535	1.07	1.18	1.06
Year ended 6/30/2019	12.14	0.06	(1.26)	(1.20)	(0.06)	(0.85)	(0.91)	10.03	–9.35	2,875	1.15	1.36	0.55
Year ended 6/30/2018	12.01	0.07	1.84	1.91	(0.03)	(1.75)	(1.78)	12.14	17.18	2,835	1.15	1.70	0.58
Class Z
Year ended 6/30/2022	13.99	0.18	(1.39)	(1.21)	(0.15)	(0.73)	(0.88)	11.90	–9.38	2,458	0.76	0.76	1.33
Year ended 6/30/2021	7.87	0.15	6.07	6.22	(0.10)	—	(0.10)	13.99	79.45	1,186	0.77	0.77	1.25
Period from 9/30/2019[3] to 6/30/2020	10.02	0.09	(2.14)	(2.05)	(0.10)	—	(0.10)	7.87	–20.75	40	0.80[4]	0.84[4]	1.41[4]

	Year Ended June 30,
	2022	2021	2020	2019	2018
Portfolio turnover rate	38%	42%	53%	84%	95%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Global Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2022	$14.44	$0.14	$(1.84)	$(1.70)	$(0.10)	$—	$(0.10)	$12.64	–11.86%	$31,800	0.95%	1.22%	0.98%
Year ended 6/30/2021	8.96	0.10	5.56	5.66	(0.18)	—	(0.18)	14.44	63.58	36,025	0.95	1.29	0.83
Year ended 6/30/2020	11.55	0.14	(2.42)	(2.28)	(0.13)	(0.18)	(0.31)	8.96	–20.42	25,148	0.95	1.32	1.31
Year ended 6/30/2019	13.30	0.23	(0.94)	(0.71)	(0.14)	(0.90)	(1.04)	11.55	–4.57	39,749	0.96	1.62	2.02
Year ended 6/30/2018	12.82	0.11	1.09	1.20	(0.13)	(0.59)	(0.72)	13.30	9.59	8,987	1.10	2.87	0.83
Class A
Year ended 6/30/2022	14.43	0.11	(1.84)	(1.73)	(0.07)	—	(0.07)	12.63	–12.07	1,290	1.20	1.46	0.73
Year ended 6/30/2021	8.96	0.08	5.54	5.62	(0.15)	—	(0.15)	14.43	63.05	1,484	1.20	1.48	0.58
Year ended 6/30/2020	11.55	0.11	(2.41)	(2.30)	(0.11)	(0.18)	(0.29)	8.96	–20.57	168	1.20	1.62	1.05
Year ended 6/30/2019	13.28	0.09	(0.83)	(0.74)	(0.09)	(0.90)	(0.99)	11.55	–4.85	238	1.24	2.64	0.72
Year ended 6/30/2018	12.80	0.07	1.10	1.17	(0.10)	(0.59)	(0.69)	13.28	9.36	732	1.35	3.12	0.55

	Year Ended June 30,
	2022	2021	2020	2019	2018
Portfolio turnover rate	38%	39%	36%	36%	43%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.
The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
International Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2022	$11.66	$0.27	$(1.41)	$(1.14)	$(0.17)	$—	$(0.17)	$10.35	–9.82%	$2,708	0.95%	4.87%	2.35%
Year ended 6/30/2021	7.59	0.15	4.04	4.19	(0.12)	—	(0.12)	11.66	55.37	2,554	0.95	5.13	1.56
Year ended 6/30/2020	9.77	0.13	(1.96)	(1.83)	(0.19)	(0.16)	(0.35)	7.59	–19.66	1,874	0.95	6.10	1.39
Year ended 6/30/2019	11.57	0.19	(1.27)	(1.08)	(0.14)	(0.58)	(0.72)	9.77	–9.04	2,334	0.99	5.94	1.85
Year ended 6/30/2018	11.85	0.11	0.31	0.42	(0.13)	(0.57)	(0.70)	11.57	3.50	2,543	1.15	6.01	0.90

	Year Ended June 30,
	2022	2021	2020	2019	2018
Portfolio turnover rate	20%	29%	30%	42%	33%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
International Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2022	$14.83	$0.25	$(2.01)	$(1.76)	$(0.39)	$(2.39)	$(2.78)	$10.29	–14.28%	$5,709	0.99%	4.23%	1.92%
Period from 6/30/2020[3] to 6/30/2021	10.00	0.24	4.87	5.11	(0.08)	(0.20)	(0.28)	14.83	51.58	6,661	0.99	4.27	1.91

	Year Ended June 30,
	2022	2021
Portfolio turnover rate	45%	63%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

3  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Year ended 6/30/2022	$37.42	$0.16	$(3.67)	$(3.51)	$(0.45)	$(4.37)	$(4.82)	$29.09	–11.50%	$326,559	0.94%	0.94%	0.44%
Year ended 6/30/2021	22.61	0.50	15.06	15.56	(0.75)	—	(0.75)	37.42	69.77	390,241	0.94	0.94	1.69
Year ended 6/30/2020	28.08	0.49	(5.28)	(4.79)	(0.32)	(0.36)	(0.68)	22.61	–17.56	401,552	0.97	0.97	1.88
Year ended 6/30/2019	30.38	0.30	0.09	0.39	(0.31)	(2.38)	(2.69)	28.08	2.45	588,097	0.96	0.96	1.05
Year ended 6/30/2018	27.99	0.40	2.93	3.33	(0.53)	(0.41)	(0.94)	30.38	12.11	453,184	0.97	0.97	1.36
Class A
Year ended 6/30/2022	37.43	0.07	(3.68)	(3.61)	(0.36)	(4.37)	(4.73)	29.09	–11.72	70,350	1.20	1.20	0.19
Year ended 6/30/2021	22.66	0.43	15.06	15.49	(0.72)	—	(0.72)	37.43	69.24	83,243	1.24	1.24	1.43
Year ended 6/30/2020	28.12	0.43	(5.29)	(4.86)	(0.24)	(0.36)	(0.60)	22.66	–17.73	72,162	1.20	1.20	1.64
Year ended 6/30/2019	30.40	0.22	0.10	0.32	(0.22)	(2.38)	(2.60)	28.12	2.18	131,050	1.21	1.21	0.77
Year ended 6/30/2018	28.00	0.31	2.95	3.26	(0.45)	(0.41)	(0.86)	30.40	11.84	136,325	1.22	1.22	1.07
Class C
Year ended 6/30/2022	34.31	(0.18)	(3.31)	(3.49)	(0.08)	(4.37)	(4.45)	26.37	–12.34	19,575	1.91	1.91	(0.55)
Year ended 6/30/2021	20.87	0.21	13.83	14.04	(0.60)	—	(0.60)	34.31	68.05	27,089	1.93	1.93	0.76
Year ended 6/30/2020	25.94	0.23	(4.90)	(4.67)	(0.04)	(0.36)	(0.40)	20.87	–18.32	26,951	1.91	1.91	0.94
Year ended 6/30/2019	28.22	0.01	0.10	0.11	(0.01)	(2.38)	(2.39)	25.94	1.44	47,021	1.96	1.96	0.02
Year ended 6/30/2018	26.04	0.08	2.74	2.82	(0.23)	(0.41)	(0.64)	28.22	10.99	49,624	1.97	1.97	0.30
Class Z
Year ended 6/30/2022	37.43	0.19	(3.68)	(3.49)	(0.48)	(4.37)	(4.85)	29.09	–11.40	40,582	0.86	0.86	0.52
Year ended 6/30/2021	22.62	0.55	15.04	15.59	(0.78)	—	(0.78)	37.43	69.86	43,886	0.87	0.87	1.81
Period from 9/30/2019[3] to 6/30/2020	27.79	0.37	(4.84)	(4.47)	(0.34)	(0.36)	(0.70)	22.62	–16.61	16,207	0.85[4]	0.85[4]	1.95[4]

	Year Ended June 30,
	2022	2021	2020	2019	2018
Portfolio turnover rate	75%	76%	47%	60%	55%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Year ended 6/30/2022	$11.58	$0.51	$(1.75)	$(1.24)	$(0.51)	$—	$(0.51)	$9.83	–11.12%	$642,934	0.70%	0.77%	4.56%
Year ended 6/30/2021	10.22	0.59	1.34	1.93	(0.57)	—	(0.57)	11.58	19.32	857,715	0.70	0.75	5.34
Year ended 6/30/2020	11.69	0.65	(1.48)[5]	(0.83)	(0.64)	—	(0.64)	10.22	–7.26	978,398	0.70	0.75	5.85
Year ended 6/30/2019	11.90	0.69	(0.21)[5]	0.48	(0.69)	—	(0.69)	11.69	4.19	1,825,782	0.70	0.75	5.87
Year ended 6/30/2018	12.26	0.72	(0.37)[5]	0.35	(0.71)	—	(0.71)	11.90	2.87	1,918,320	0.70	0.74	5.93
Class A
Year ended 6/30/2022	11.48	0.48	(1.73)	(1.25)	(0.48)	—	(0.48)	9.75	–11.28	29,066	0.93	0.98	4.33
Year ended 6/30/2021	10.13	0.56	1.33	1.89	(0.54)	—	(0.54)	11.48	19.09	39,312	0.91	0.97	5.12
Year ended 6/30/2020	11.62	0.63	(1.51)[5]	(0.88)	(0.61)	—	(0.61)	10.13	–7.77	43,638	0.95	1.01	5.54
Year ended 6/30/2019	11.83	0.65	(0.20)[5]	0.45	(0.66)	—	(0.66)	11.62	3.92	303,367	0.95	1.00	5.62
Year ended 6/30/2018	12.18	0.69	(0.37)[6]	0.32	(0.67)	—	(0.67)	11.83	2.68	466,960	0.95	0.99	5.69
Class C
Year ended 6/30/2022	11.57	0.40	(1.74)	(1.34)	(0.40)	—	(0.40)	9.83	–11.94	1,078	1.70	1.77	3.55
Year ended 6/30/2021	10.21	0.49	1.34	1.83	(0.47)	—	(0.47)	11.57	18.20	1,769	1.66	1.71	4.41
Year ended 6/30/2020	11.68	0.55	(1.48)	(0.93)	(0.54)	—	(0.54)	10.21	–8.13	2,596	1.64	1.69	4.95
Year ended 6/30/2019	11.89	0.57	(0.21)	0.36	(0.57)	—	(0.57)	11.68	3.15	3,599	1.70	1.75	4.88
Year ended 6/30/2018	12.26	0.60	(0.38)[5]	0.22	(0.59)	—	(0.59)	11.89	1.76	3,380	1.70	1.74	4.93
Class Z
Year ended 6/30/2022	11.58	0.52	(1.75)	(1.23)	(0.52)	—	(0.52)	9.83	–11.04	131,847	0.60	0.65	4.66
Year ended 6/30/2021	10.22	0.61	1.33	1.94	(0.58)	—	(0.58)	11.58	19.44	211,034	0.60	0.65	5.56
Year ended 6/30/2020	11.70	0.64	(1.46)[5]	(0.82)	(0.66)	—	(0.66)	10.22	–7.24	523,848	0.60	0.65	6.02
Year ended 6/30/2019	11.90	0.70	(0.20)	0.50	(0.70)	—	(0.70)	11.70	4.38	401,268	0.60	0.65	5.99
Period from 3/29/2018[3] to 6/30/2018	12.00	0.19	(0.12)	0.07	(0.17)	—	(0.17)	11.90	0.59	328,769	0.60[4]	0.70[4]	6.54[4]

	Year Ended June 30,
	2022	2021	2020	2019	2018
Portfolio turnover rate	40%	82%	67%	41%	38%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower. Returns for periods less than one year are not annualized.

3  Commencement of operations.

4  Annualized.

5  Redemption fees per share were less than $0.005.

6  Includes redemption fees per share of $0.01.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

JUNE 30, 2022

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of ten series. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Small Cap Diversified Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley International Value Fund, the Hotchkis & Wiley International Small Cap Diversified Value Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and High Yield Fund have four authorized classes of shares: Class I, Class A, Class C and Class Z. The International Small Cap Diversified Value Fund has three authorized classes of shares: Class I, Class A and Class Z. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A and Class C shares bear certain expenses related to the distribution and servicing expenditures. Currently, the International Value Fund and International Small Cap Diversified Value Fund are not offering Class A shares to investors; the Small Cap Diversified Value Fund, Global Value Fund and International Value Fund are not offering Class C shares to investors; and the Diversified Value Fund, Global Value Fund, International Value Fund and International Small Cap Diversified Value Fund are not offering Class Z shares to investors.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Portfolio securities that are listed on a U.S. stock exchange or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Foreign equity securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund's net asset value. Fixed-income securities are generally valued on the basis of prices obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA's Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the "Advisor") under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). The Board has approved the use of a third-party vendor's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio securities used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of each Fund's assets as of June 30, 2022:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value
Level 1 — Quoted prices in an active market:
Common Stocks	$83,192,402	$396,241,318	$412,654,020	$528,198,337	$462,054,888
Money Market Funds	—	638,435	661,045	2,787,980	4,634,772
Time Deposits	670,660	7,731,019	881,139	28,096,262	10,786,292
Level 2 — Other significant observable market inputs:
Common Stocks:
Energy	—	—	9,946,269	—	—
Industrials	109,173	577,104	8,916,530	—	—
Rights	—	—	—	0	—
Level 3 — Significant unobservable inputs:
Common Stocks:
Materials	—	—	—	0	—
Total Investments	$83,972,235	$405,187,876	$433,059,003	$559,082,579	$477,475,952
	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$25,211,899	$635,586	$1,108,420	$399,963,678	$5,198,166
Preferred Stocks	—	—	—	82,800	1,774,923
Purchased Put Options	—	—	—	4,124,425	—
Money Market Funds	—	—	—	358,790	28,000,000
Time Deposits	884,803	52,447	121,568	22,793,145	4,690,025
Level 2 — Other significant observable market inputs:
Common Stocks:
Communication Services	—	102,606	76,323	—	—
Consumer Discretionary	736,605	172,864	484,438	2,331,922	—
Consumer Staples	442,372	213,953	207,685	—	—
Energy	—	117,568	136,865	1,291,636	—
Financials	3,059,461	752,009	1,205,226	14,548,178	—
Health Care	319,585	96,897	91,803	—	—
Industrials	2,740,969	421,786	1,204,237	14,647,313	—
Information Technology	224,947	154,871	327,848	—	—
Materials	—	—	459,707	1,768,263	—
Real Estate	—	—	131,672	—	—
Utilities	—	—	145,017	—	—
Preferred Stocks:
Financials	—	—	—	656,622	—
Convertible Preferred Stocks	—	—	—	—	4,691,012
Convertible Bonds	—	—	—	—	6,635,940
Corporate Bonds	—	—	—	—	639,478,617
Term Loans	—	—	—	992,253	58,333,770
Rights	—	—	88	—	—
Level 3 — Significant unobservable inputs:
Common Stocks:
Energy — Exploration & Production	—	—	—	—	2,151,865
Materials	—	—	—	10,725,797	—
Metals/Mining Excluding Steel	—	—	—	—	27,667,369
Oil Field Equipment & Services	—	—	—	—	6,623,328
Preferred Stocks:
Specialty Retail	—	—	—	—	6,214,788
Term Loans	—	—	—	2,649,013	1,826,992
Total Investments	$33,620,641	$2,720,587	$5,700,897	$476,933,835	$793,286,795

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The following table provides information about the Level 3 values, as well as their inputs, as of June 30, 2022:

	Fair Value at June 30, 2022	Valuation Techniques	Unobservable Inputs	Input Values (Weighted Average)*	Impact to Valuation from an Increase to Input
Small Cap Value
Common Stocks	$0	Estimated recovery value	Probability of asset recovery	$0.00	Increase
	$0
Value Opportunities
Common Stocks	$9,603,396	Market comparable companies	EBIT multiple	7.6x - 13.4x	Increase
	1,122,401	Transaction price**	N/A	$159.38	Increase
Total Common Stocks	10,725,797
Term Loans	2,649,013	Market comparable securities	N/A	$100.00	Increase
	$13,374,810
High Yield
Common Stocks	$6,623,328	Market comparable companies	EBIT multiple	7.6x - 13.4x	Increase
	2,151,865	Market comparable companies	EBITDA multiple	2.0x - 13.3x (7.7x)	Increase
	27,667,369	Transaction price**	N/A	$159.38 - $64,500.00 ($21,458.69)	Increase
Total Common Stocks	36,442,562
Preferred Stocks	6,214,788	Calculation of enterprise value using:
		Discounted cash flows	Yield (Discount rate of cash flows)	10%	Decrease
		Market comparable companies	EBITDA multiple	4.0x -10.3x	Increase
Term Loans	1,826,992	Market comparable securities	N/A	$100.00	Increase
	$44,484,342

*  Unobservable inputs were weighted by the fair value of the investments.

**  Fair value was determined based on recent acquisition or offer as the best measure of fair value with no material changes in operations of the related company since the transaction date.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Small Cap Value
Common Stocks
Balance at June 30, 2021	$—
Purchases	—
Sales	—
Accrued discounts (premiums)	—
Realized gains (losses)	—
Change in unrealized appreciation/ depreciation	—
Transfers into Level 3	0
Balance at June 30, 2022	$0
Change in unrealized appreciation/ depreciation for Level 3 assets held at June 30, 2022	$—

	Value Opportunities
	Common Stocks	Term Loans	Total
Balance at June 30, 2021	$14,070,772	$3,526,694	$17,597,466
Purchases	—	65,216	65,216
Sales	(655,789)	(942,897)	(1,598,686)
Accrued discounts (premiums)	—	1,017	1,017
Realized gains (losses)	56	14,761	14,817
Change in unrealized appreciation/ depreciation	(2,689,242)	(15,778)	(2,705,020)
Transfers into Level 3	—	—	—
Balance at June 30, 2022	$10,725,797	$2,649,013	$13,374,810
Change in unrealized appreciation/ depreciation for Level 3 assets held at June 30, 2022	$(2,689,242)	$—	$(2,689,242)

	High Yield
	Common Stocks	Preferred Stocks	Term Loans	Total
Balance at June 30, 2021	$54,403,842	$8,976,915	$8,632,515	$72,013,272
Purchases	—	—	505,686	505,686
Sales	$(19,220,333)	—	(7,311,210)	(26,531,543)
Accrued discounts (premiums)	—	—	7,888	7,888
Realized gains (losses)	(5,647,820)	—	114,458	(5,533,362)
Change in unrealized appreciation/ depreciation	6,906,873	(2,762,127)	(122,345)	4,022,401
Transfers into Level 3	—	—	—	—
Balance at June 30, 2022	$36,442,562	$6,214,788	$1,826,992	$44,484,342
Change in unrealized appreciation/ depreciation for Level 3 assets held at June 30, 2022	$2,550,098	$(2,762,127)	$—	$(212,029)

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the High Yield Fund and declared and paid annually for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Market premiums on fixed-income securities are amortized daily on the yield to the next call method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Funds segregate or "earmark" liquid assets until the settlement date or otherwise cover their position in an amount sufficient to meet the Funds' obligations.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses and do not isolate the portion of unrealized appreciation or depreciation resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

Futures Contracts. The Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund, Value Opportunities Fund and High Yield Fund are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets.

Credit Default Swap Contracts. The Value Opportunities Fund and High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index. Credit default swaps involve greater risks than if the Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The Advisor, on behalf of the Value Opportunities Fund and High Yield Fund, is party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with each of Goldman Sachs International and JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Funds and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the Value Opportunities Fund and High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, the Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to the Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, the Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price. The Funds did not enter into any credit default swap contracts during the year ended June 30, 2022.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of June 30, 2022:

Asset Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities
Equity Contracts:
Purchased Put Options	Long-term investments	$4,124,425

The following is a summary of the Funds' realized gains (losses) and change in unrealized appreciation/depreciation on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the year ended June 30, 2022:

Realized Gains (Losses) on Derivatives

	Value Opportunities
Equity Contracts:
Purchased Put Options	$(692,812	)*
Foreign Exchange Contracts:
Futures Contracts	872,966

* Included with net realized gains (losses) from sales of unaffiliated issuers.

Change in Unrealized Appreciation/Depreciation on Derivatives

	Value Opportunities
Equity Contracts:
Purchased Put Options	$547,774	*
Foreign Exchange Contracts:
Futures Contracts	(403,023)

* Included with net change in unrealized appreciation/depreciation of securities of unaffiliated issuers and foreign currency translations.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the year ended June 30, 2022:

Average Quarterly Balance of Outstanding Derivatives

Value Opportunities
Equity Contracts:
Average Number of Contracts — Purchased Put Options	111
Average Notional Amount — Purchased Put Options	$9,535,486
Foreign Exchange Contracts:
Average Number of Contracts — Futures Contracts	62
Average Notional Amount — Futures Contracts	$5,279,381

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to master netting arrangements in the Statements of Assets & Liabilities.

The following is a summary of the arrangements subject to offsetting as of June 30, 2022:

		Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Received*	Net Amount
Securities Lending:
Large Cap Value	$621,267	$—	$(621,267)	$—
Mid-Cap Value	643,269	—	(643,269)	—
Small Cap Value	2,714,966	—	(2,714,966)	—
Small Cap Diversified Value	4,421,326	—	(4,421,326)	—
Value Opportunities	344,925	—	(344,925)	—

* Actual collateral received is greater than the amount shown due to overcollateralization.

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor contractually agreed to waive fees or reimburse regular operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets during the year ended June 30, 2022.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Annual Advisory Fee Rate	0.70%[1]	0.70%[2]	0.75%[3]	0.75%	0.65%	0.75%	0.80%	0.80%	0.75%	0.55%
Annual cap on expenses — Class I	0.80%	0.95%	1.05%	1.15%	0.80%	0.95%	0.95%	0.99%	1.15%	0.70%
Annual cap on expenses — Class A	1.05%	1.20%	1.30%	1.40%	1.05%	1.20%	1.20%	1.24%	1.40%	0.95%
Annual cap on expenses — Class C	1.80%	1.95%	2.05%	2.15%	1.80%	1.95%	1.95%	n/a	2.15%	1.70%
Annual cap on expenses — Class Z	0.80%	0.95%	1.05%	1.15%	0.80%	0.95%	0.95%	0.99%	1.15%	0.60%

1 The Annual Advisory Fee Rate is 0.70% for the first $250 million in assets, 0.60% for the next $250 million in assets and 0.50% thereafter.

2 The Annual Advisory Fee Rate is 0.70% for the first $500 million in assets, 0.60% for the next $500 million in assets and 0.55% thereafter.

3 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% thereafter.

The following rates were effective prior to August 27, 2021:

	Mid-Cap Value	Small Cap Value	Value Opportunities
Annual cap on expenses — Class I	1.15%	1.25%	1.25%
Annual cap on expenses — Class A	1.40%	1.50%	1.50%
Annual cap on expenses — Class C	2.15%	2.25%	2.25%
Annual cap on expenses — Class Z	1.15%	1.25%	1.25%

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A and Class C shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations. Class Z shares are not subject to these fees.

The Funds are permitted to purchase securities from or sell securities to another Fund or affiliated person under procedures adopted by the Board. During the year ended June 30, 2022, the Funds' did not have any of these purchases and sales.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2022 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Purchases	$27,056,493	$167,620,876	$194,759,006	$274,967,126	$266,904,065	$14,671,332	$947,616	$2,891,956	$405,663,895	$396,959,850
Sales	40,565,100	185,220,697	183,260,035	265,807,836	179,774,794	13,665,225	506,142	2,853,502	423,517,974	566,369,729

The Funds did not have any purchases or sales of U.S. Government securities for the year ended June 30, 2022.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2022:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	International Value	International Small Cap Diversified Value	Value Opportunities	High Yield
Tax cost of investments	$81,035,813	$379,258,733	$414,369,481	$549,183,623	$463,138,070	$32,722,267	$2,678,837	$5,946,551	$488,520,955	$942,266,661
Gross unrealized appreciation	15,340,834	75,242,010	81,504,039	99,999,824	69,239,591	4,545,463	362,127	446,624	53,160,665	9,397,802
Gross unrealized depreciation	(13,075,072)	(57,682,321)	(64,354,562)	(120,985,110)	(70,322,773)	(4,533,916)	(373,257)	(814,532)	(87,902,554)	(191,067,712)
Net unrealized appreciation/ depreciation	2,265,762	17,559,689	17,149,477	(20,985,286)	(1,083,182)	11,547	(11,130)	(367,908)	(34,741,889)	(181,669,910)
Distributable ordinary income (as of 6/30/22)*	867,545	2,165,785	2,143,120	1,614,360	10,544,461	356,748	59,717	111,448	—	766,525
Distributable long-term gains (as of 6/30/22)	—	24,990,499	—	47,808,256	26,441,542	953,758	30,328	200,194	8,269,848	—
Total distributable earnings	867,545	27,156,284	2,143,120	49,422,616	36,986,003	1,310,506	90,045	311,642	8,269,848	766,525
Other accumulated losses	(27,848,381)	(3)	(288,519,722)	(10,510)	—	—	—	—	(683,712)	(331,291,245)
Total accumulated gains (losses)	$(24,715,074)	$44,715,970	$(269,227,125)	$28,426,820	$35,902,821	$1,322,053	$78,915	$(56,266)	$(27,155,753)	$(512,194,630)

* Includes distributable short-term gains of $6,887,620 for the Small Cap Diversified Value Fund.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2022, the Global Value Fund held securities with $3,664 of net unrealized appreciation relating to the transfers.

As of the close of business on June 30, 2014, in exchange for shares Stephens Investment Holdings LLC transferred assets valued at $5,038,896 to the Small Cap Diversified Value Fund. As a result of the tax-deferred transfers, the Small Cap Diversified Value Fund acquired $592,438 of unrealized appreciation for tax purposes. As of June 30, 2022, the Small Cap Diversified Value Fund held securities with $20,591 of net unrealized appreciation relating to the transfers.

On the Statements of Assets & Liabilities, the following adjustments were made for permanent tax differences. These differences are due primarily to differing treatment for items such as partnership adjustments.

	Paid-In Capital	Total Accumulated Distributable Earnings (Losses)
Diversified Value	$—	$—
Large Cap Value	—	—
Mid-Cap Value	—	—
Small Cap Value	—	—
Small Cap Diversified Value	(21,945)	21,945
Global Value	—	—
International Value	—	—
International Small Cap Diversified Value	—	—
Value Opportunities	—	—
High Yield	—	—

The tax components of distributions paid during the fiscal years ended June 30, 2022 and 2021, capital loss carryovers as of June 30, 2022, and any tax basis late year losses as of June 30, 2022, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2022						June 30, 2021
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Short-Term Capital Loss Carryovers[1]	Long-Term Capital Loss Carryovers[2]	Capital Loss Carryovers Utilized	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$993,673	$—	$—	$27,848,381	$6,163,593	$—	$1,525,761	$—
Large Cap Value	3,875,612	—	—	—	8,621,409	—	6,504,911	—
Mid-Cap Value	5,476,789	—	86,598,129	201,921,584	36,469,426	—	7,928,177	—
Small Cap Value	1,855,708	—	—	—	37,369,798	—	3,718,542	—
Small Cap Diversified Value	16,228,065	13,674,415	—	—	—	—	2,388,699	—
Global Value	252,787	—	—	—	1,914,073	—	447,072	—
International Value	37,541	—	—	—	121,027	—	30,073	—
International Small Cap Diversified Value	1,159,737	90,449	—	—	—	—	120,245	—
Value Opportunities	10,786,641	59,479,932	—	—	—	683,650[3]	10,585,396	—
High Yield[4]	46,440,050	—	3,786,054	326,706,386	—	—	65,565,649	—

1  Short-term with no expiration.

2  Long-term with no expiration.

3  Short-term post-October loss.

4  The Fund inherited a short-term capital loss carryover of $922,717 and a long-term capital loss carryover of $3,566,005 as a result of the reorganization with the Hotchkis & Wiley Capital Income Fund, which are included in the totals. These capital loss carryovers are further subject to an annual limitation of $171,228 pursuant to Section 382.

As of and during the year ended June 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2022, the Funds did not incur any interest or penalties. The tax years ended June 30, 2019 through June 30, 2022 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2022
Diversified Value Fund
Class I	150,176	$3,932,509	24,442	$623,755	(491,513)	$(12,544,875)	(316,895)	$(7,988,611)
Class A	91,558	2,417,634	5,112	131,077	(410,150)	(10,344,146)	(313,480)	(7,795,435)
Class C	6,878	181,923	64	1,638	(20,708)	(541,964)	(13,766)	(358,403)
Total net increase (decrease)	248,612	6,532,066	29,618	756,470	(922,371)	(23,430,985)	(644,141)	(16,142,449)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2022
Large Cap Value Fund
Class I	1,117,980	$49,387,294	49,099	$2,147,118	(2,426,654)	$(107,300,059)	(1,259,575)	$(55,765,647)
Class A	2,763,785	118,706,521	10,107	439,639	(2,350,931)	(98,857,159)	422,961	20,289,001
Class C	21,118	929,544	—	—	(73,847)	(3,172,367)	(52,729)	(2,242,823)
Class Z	728,713	32,323,620	2,767	120,928	(129,426)	(5,603,478)	602,054	26,841,070
Total net increase (decrease)	4,631,596	201,346,979	61,973	2,707,685	(4,980,858)	(214,933,063)	(287,289)	(10,878,399)
Mid-Cap Value Fund
Class I	2,369,224	108,356,664	77,469	3,353,653	(2,564,860)	(111,411,685)	(118,167)	298,632
Class A	679,939	29,991,266	17,729	754,899	(767,557)	(33,377,683)	(69,889)	(2,631,518)
Class C	30,903	1,184,642	40	1,464	(130,716)	(4,786,330)	(99,773)	(3,600,224)
Class Z	327,016	13,721,266	9,380	405,864	(119,879)	(5,284,272)	216,517	8,842,858
Total net increase (decrease)	3,407,082	153,253,838	104,618	4,515,880	(3,583,012)	(154,859,970)	(71,312)	2,909,748
Small Cap Value Fund
Class I	2,453,456	178,270,897	8,058	575,021	(2,197,818)	(155,530,588)	263,696	23,315,330
Class A	161,889	11,856,176	760	54,041	(169,804)	(12,316,357)	(7,155)	(406,140)
Class C	5,525	305,126	—	—	(20,504)	(1,159,407)	(14,979)	(854,281)
Class Z	38,578	2,784,424	707	50,430	(46,352)	(3,346,008)	(7,067)	(511,154)
Total net increase (decrease)	2,659,448	193,216,623	9,525	679,492	(2,434,478)	(172,352,360)	234,495	21,543,755
Small Cap Diversified Value Fund
Class I	11,734,826	158,715,920	2,143,429	29,000,600	(5,670,764)	(76,741,063)	8,207,491	110,975,457
Class A	1,297,152	18,065,756	34,120	458,912	(1,460,788)	(20,130,433)	(129,516)	(1,605,765)
Class Z	122,913	1,657,590	5,617	75,948	(6,830)	(90,673)	121,700	1,642,865
Total net increase (decrease)	13,154,891	178,439,266	2,183,166	29,535,460	(7,138,382)	(96,962,169)	8,199,675	111,012,557
Global Value Fund
Class I	262,675	3,837,880	16,806	245,531	(258,703)	(3,708,873)	20,778	374,538
Class A	25,379	387,135	474	6,929	(26,622)	(382,948)	(769)	11,116
Total net increase (decrease)	288,054	4,225,015	17,280	252,460	(285,325)	(4,091,821)	20,009	385,654
International Value Fund
Class I	43,585	478,285	3,302	37,541	(4,179)	(44,722)	42,708	471,104
Total net increase (decrease)	43,585	478,285	3,302	37,541	(4,179)	(44,722)	42,708	471,104
International Small Cap Diversified Value Fund
Class I	—	—	105,769	1,250,186	—	—	105,769	1,250,186
Total net increase	—	—	105,769	1,250,186	—	—	105,769	1,250,186
Value Opportunities Fund
Class I	3,575,584	128,311,658	780,362	27,125,388	(3,557,601)	(123,386,823)	798,345	32,050,223
Class A	844,282	31,659,953	230,848	8,035,833	(880,861)	(31,444,575)	194,269	8,251,211
Class C	77,124	2,503,437	85,298	2,702,238	(209,615)	(7,021,658)	(47,193)	(1,815,983)
Class Z	57,348	2,174,312	168,511	5,855,755	(3,466)	(119,596)	222,393	7,910,471
Total net increase (decrease)	4,554,338	164,649,360	1,265,019	43,719,214	(4,651,543)	(161,972,652)	1,167,814	46,395,922
High Yield Fund
Class I	19,594,772	219,369,723	2,740,407	30,472,864	(31,042,395)	(341,709,942)	(8,707,216)	(91,867,355)
Class A	997,235	11,111,506	118,868	1,309,300	(1,559,228)	(17,292,289)	(443,125)	(4,871,483)
Class C	8,155	87,190	3,410	37,999	(54,796)	(617,636)	(43,231)	(492,447)
Class Z	1,177,285	13,354,141	460,163	5,101,501	(6,459,093)	(73,909,868)[1]	(4,821,645)	(55,454,226)
Total net increase (decrease)	21,777,447	243,922,560	3,322,848	36,921,664	(39,115,512)	(433,529,735)	(14,015,217)	(152,685,511)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2021
Diversified Value Fund
Class I	388,515	$9,134,799	47,787	$945,231	(919,488)	$(18,376,345)	(483,186)	$(8,296,315)
Class A	309,619	7,601,562	10,034	199,372	(209,895)	(4,296,478)	109,758	3,504,456
Class C	4,993	113,057	395	7,851	(30,013)	(617,450)	(24,625)	(496,542)
Total net increase (decrease)	703,127	16,849,418	58,216	1,152,454	(1,159,396)	(23,290,273)	(398,053)	(5,288,401)
Large Cap Value Fund
Class I	1,630,439	58,814,186	108,040	3,746,815	(4,570,468)	(153,030,901)	(2,831,989)	(90,469,900)
Class A	547,262	17,191,830	26,192	904,152	(1,365,291)	(46,254,599)	(791,837)	(28,158,617)
Class C	30,782	1,239,736	429	14,725	(220,060)	(6,389,890)	(188,849)	(5,135,429)
Class Z	145,638	5,398,783	4,508	156,287	(109,767)	(3,637,239)	40,379	1,917,831
Total net increase (decrease)	2,354,121	82,644,535	139,169	4,821,979	(6,265,586)	(209,312,629)	(3,772,296)	(121,846,115)
Mid-Cap Value Fund
Class I	2,034,241	74,003,540	150,488	4,765,946	(4,130,991)	(126,048,480)	(1,946,262)	(47,278,994)
Class A	512,685	18,014,959	34,687	1,081,182	(961,777)	(30,369,369)	(414,405)	(11,273,228)
Class C	41,054	1,310,259	5,405	145,947	(258,433)	(6,510,643)	(211,974)	(5,054,437)
Class Z	188,321	5,245,488	13,604	430,698	(377,921)	(11,518,930)	(175,996)	(5,842,744)
Total net increase (decrease)	2,776,301	98,574,246	204,184	6,423,773	(5,729,122)	(174,447,422)	(2,748,637)	(69,449,403)
Small Cap Value Fund
Class I	2,213,459	122,660,692	24,995	1,324,472	(3,534,703)	(185,550,995)	(1,296,249)	(61,565,831)
Class A	115,015	5,964,674	2,421	127,797	(288,290)	(15,111,244)	(170,854)	(9,018,773)
Class C	4,424	205,247	121	5,147	(83,097)	(3,308,200)	(78,552)	(3,097,806)
Class Z	51,443	2,367,616	1,634	86,524	(74,867)	(3,718,701)	(21,790)	(1,264,561)
Total net increase (decrease)	2,384,341	131,198,229	29,171	1,543,940	(3,980,957)	(207,689,140)	(1,567,445)	(74,946,971)
Small Cap Diversified Value Fund
Class I	17,925,513	207,063,514	215,613	2,313,526	(5,783,195)	(68,151,190)	12,357,931	141,225,850
Class A	1,276,079	16,656,640	1,757	18,763	(850,723)	(10,840,534)	427,113	5,834,869
Class Z	82,187	796,426	632	6,779	(3,048)	(37,947)	79,771	765,258
Total net increase (decrease)	19,283,779	224,516,580	218,002	2,339,068	(6,636,966)	(79,029,671)	12,864,815	147,825,977
Global Value Fund
Class I	115,647	1,428,513	35,157	415,199	(461,494)	(4,924,372)	(310,690)	(3,080,660)
Class A	99,368	1,276,822	230	2,722	(15,454)	(213,257)	84,144	1,066,287
Total net increase (decrease)	215,015	2,705,335	35,387	417,921	(476,948)	(5,137,629)	(226,546)	(2,014,373)
International Value Fund
Class I	—	—	3,029	30,073	(31,047)	(380,637)	(28,018)	(350,564)
Total net increase (decrease)	—	—	3,029	30,073	(31,047)	(380,637)	(28,018)	(350,564)
International Small Cap Diversified Value Fund
Class I	439,500	4,395,000	9,711	120,245	—	—	449,211	4,515,245
Total net increase	439,500	4,395,000	9,711	120,245	—	—	449,211	4,515,245
Value Opportunities Fund
Class I	4,392,877	136,803,581	137,703	4,054,081	(11,859,433)	(304,077,970)	(7,328,853)	(163,220,308)
Class A	553,432	16,561,166	44,459	1,311,078	(1,558,031)	(47,688,345)	(960,140)	(29,816,101)
Class C	68,900	2,124,274	18,303	496,749	(589,010)	(15,299,430)	(501,807)	(12,678,407)
Class Z	482,089	11,850,275	31,409	924,361	(57,415)	(1,889,718)	456,083	10,884,918
Total net increase (decrease)	5,497,298	167,339,296	231,874	6,786,269	(14,063,889)	(368,955,463)	(8,334,717)	(194,829,898)

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2021
High Yield Fund
Class I	26,682,118	$295,880,004	3,585,419	$39,484,060	(51,926,052)	$(568,277,147)	(21,658,515)	$(232,913,083)
Class A	1,308,362	14,322,042	151,389	1,652,147	(2,343,278)	(25,304,609)	(883,527)	(9,330,420)
Class C	20,286	221,602	7,151	78,592	(128,763)	(1,418,010)	(101,326)	(1,117,816)
Class Z	4,297,840	47,212,468	994,609	10,912,278	(38,336,219)	(418,337,701)[2]	(33,043,770)	(360,212,955)
Total net increase (decrease)	32,308,606	357,636,116	4,738,568	52,127,077	(92,734,312)	(1,013,337,467)	(55,687,138)	(603,574,274)

1  Includes an in-kind redemption which resulted in a realized gain of $912,500.

2  Includes in-kind redemptions which resulted in a realized loss of $(11,634,796).

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the year ended June 30, 2022, is set forth below:

Small Cap Value Fund

Issuer Name	Value at June 30, 2021	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at June 30, 2022	Dividends	Shares Held at June 30, 2022
Hudson Global, Inc.	$3,375,577	$—	$(682,486)	$(3,932,098)	$6,563,191	$5,324,184	$—	169,560
Noranda Aluminum Holding Corp.	40,015	—	—	—	(40,015)	0	—	800,300
	$3,415,592	$—	$(682,486)	$(3,932,098)	$6,523,176	$5,324,184	$—

Value Opportunities Fund

Issuer Name	Value at June 30, 2021	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at June 30, 2022	Dividends	Shares Held at June 30, 2022
Iracore Investments Holdings, Inc.	$12,061,957	$—	$—	$—	$(2,458,561)	$9,603,396	$—	32,422
	$12,061,957	$—	$—	$—	$(2,458,561)	$9,603,396	$—

High Yield Fund

Issuer Name	Value at June 30, 2021	Purchases	Sales	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation/ Depreciation	Value at June 30, 2022	Dividends	Shares Held at June 30, 2022
Metals Recovery Holdings LLC (formerly American Zinc Recycling Corp.).	$33,125,311	$—	$(10,813,948)	$46	$(3,803,040)	$18,508,369	$—	$116,127
Iracore Investments Holdings, Inc.	8,318,963	—	—	—	(1,695,635)	6,623,328	—	22,361
Lonestar Resources US, Inc.+	5,554,537	—	(1,127,165)	—	(4,427,372)	—	—	—
PetroQuest Energy, Inc.	0	—	—	—	1,255,669	1,255,669	—	8,969,064
RA Parent, Inc.+	12,802,524	—	(8,406,385)	(1,291,091)	6,053,952	9,159,000	—	142
	$59,801,335	$—	$(20,347,498)	$(1,291,045)	$(2,616,426)	$35,546,366	$—

+ Issuer was not an affiliate as of June 30, 2022.

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. The contractual maturity of the cash collateral received under the securities lending agreement is classified as overnight and continuous. Income earned from these investments is included in "Securities on loan, net" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At June 30, 2022, the Funds did not have any outstanding bridge loan commitments.

Unfunded loan commitments are contractual obligations for funding to a borrower. At June 30, 2022, the Funds did not have any outstanding unfunded loan commitments..

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

The High Yield Fund has investments in securities or derivatives that utilize the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. Regulators and financial industry working groups in several jurisdictions have worked over the past several years to identify alternative reference rates ("ARRs") to replace LIBOR and to assist with the transition to the new ARRs. In connection with the transition, on March 5, 2021 the UK Financial Conduct Authority (FCA), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Consequently, the publication of most LIBOR rates ceased at the end of 2021, but a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

Although regulators have generally prohibited banking institutions from entering into new contracts that reference those USD LIBOR settings that continue to exist, there remains uncertainty and risks relating to certain "legacy" USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in "legacy" USD LIBOR instruments held by a Fund could result in losses to the Fund.

Certain Funds may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country.

The Funds are subject to management risk because each Fund is an actively managed investment portfolio. Consequently, the Funds are subject to the risks that the methods and analysis employed by the Advisor may not produce the desired results and result in losses to the Funds.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways and with durations that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The foregoing could impair the Funds' ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds' service providers, adversely affect the value and liquidity of the Funds' investments, and negatively impact the Funds' performance, and overall prevent the Funds from implementing their investment strategies and achieving their investment objectives.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

New Accounting Pronouncements. In March 2020, FASB issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. In January 2021, the FASB issued ASU No. 2021-01, which clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The ASUs are effective for all entities as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Funds' financial statements and disclosures. The Funds did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 and ASU No. 2021-01 during the year ended June 30, 2022.

In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Funds' financial statements.

NOTE 11.

Subsequent Events. Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

NOTE 12.(UNAUDITED)

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2022.

For the year ended June 30, 2022, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 91.88%, Small Cap Value Fund — 100.00%, Small Cap Diversified Value Fund — 53.41%, Global Value Fund — 92.66%, International Value Fund — 1.05%, International Small Cap Diversified Value Fund — 0.00%, Value Opportunities Fund — 58.47%, High Yield Fund — 1.20%.

For the year ended June 30, 2022, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 100.00%, Small Cap Diversified Value Fund — 55.24%, Global Value Fund — 100.00%, International Value Fund — 100.00%, International Small Cap Diversified Value Fund — 18.35%, Value Opportunities Fund — 85.20%, High Yield Fund — 1.20%. Shareholders should consult their tax advisors.

For the year ended June 30, 2022, the International Value Fund and International Small Cap Diversified Value Fund earned foreign source income of $96,566 and $222,591, respectively, and paid foreign taxes of $10,391 and $32,052, respectively, which each Fund intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2022, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 0.00%, Small Cap Value Fund — 0.00%, Small Cap Diversified Value Fund — 0.00%, Global Value Fund — 0.10%, International Value Fund — 0.10%, International Small Cap Diversified Value Fund — 0.00%, Value Opportunities Fund — 14.51%, High Yield Fund — 94.81%.

For the year ended June 30, 2022, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 0.00%, Small Cap Value Fund — 0.00%, Small Cap Diversified Value Fund — 69.83%, Global Value Fund — 0.00%, International Value Fund — 0.00%, International Small Cap Diversified Value Fund — 84.90%, Value Opportunities Fund — 42.40%, High Yield Fund — 0.00%.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Hotchkis & Wiley Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets & liabilities of Hotchkis & Wiley Funds (the "Funds") comprising the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, International Small Cap Diversified Value Fund, Value Opportunities Fund, and High Yield Fund, including the schedules of investments, as of June 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to International Small Cap Diversified Value Fund, for the period from June 30, 2020 (commencement of operations) through June 30, 2021 and the year ended June 30, 2022), the financial highlights for each of the five years in the period then ended (as to International Small Cap Diversified Value Fund, for the period from June 30, 2020 (commencement of operations) through June 30, 2021, and the year ended June 30, 2022), and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting Hotchkis & Wiley Funds, except International Small Cap Diversified Value Fund, as of June 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Small Cap Diversified Value Fund as of June 30, 2022; the results of its operations for the year then ended, and changes in net assets and financial highlights for the period from June 30, 2020 (commencement of operations) through June 30, 2021 and the year ended June 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California
August 22, 2022

We have served as the auditor of one or more Hotchkis & Wiley Funds investment companies since 2012.

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (January 1, 2022 - June 30, 2022).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Expenses Paid During Period* 1/1/22 - 6/30/22	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Expenses Paid During Period* 1/1/22 - 6/30/22	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$878.80	$3.73	$1,000.00	$1,020.83	$4.01	0.80%
Class A	1,000.00	877.80	4.89	1,000.00	1,019.59	5.26	1.05
Class C	1,000.00	874.20	8.36	1,000.00	1,015.87	9.00	1.80
Large Cap Value Fund
Class I	1,000.00	877.00	4.42	1,000.00	1,020.08	4.76	0.95
Class A	1,000.00	876.00	5.49	1,000.00	1,018.94	5.91	1.18
Class C	1,000.00	872.90	8.96	1,000.00	1,015.22	9.64	1.93
Class Z	1,000.00	877.40	4.10	1,000.00	1,020.43	4.41	0.88
Mid-Cap Value Fund
Class I	1,000.00	919.60	4.76	1,000.00	1,019.84	5.01	1.00
Class A	1,000.00	918.50	5.71	1,000.00	1,018.84	6.01	1.20
Class C	1,000.00	914.90	9.40	1,000.00	1,014.98	9.89	1.98
Class Z	1,000.00	920.20	4.14	1,000.00	1,020.48	4.36	0.87
Small Cap Value Fund
Class I	1,000.00	915.10	4.99	1,000.00	1,019.59	5.26	1.05
Class A	1,000.00	914.50	5.70	1,000.00	1,018.84	6.01	1.20
Class C	1,000.00	911.20	9.19	1,000.00	1,015.17	9.69	1.94
Class Z	1,000.00	916.10	4.04	1,000.00	1,020.58	4.26	0.85
Small Cap Diversified Value Fund
Class I	1,000.00	868.10	3.71	1,000.00	1,020.83	4.01	0.80
Class A	1,000.00	867.30	4.86	1,000.00	1,019.59	5.26	1.05
Class Z	1,000.00	868.00	3.57	1,000.00	1,020.98	3.86	0.77
Global Value Fund
Class I	1,000.00	844.40	4.34	1,000.00	1,020.08	4.76	0.95
Class A	1,000.00	843.10	5.48	1,000.00	1,018.84	6.01	1.20

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Expenses Paid During Period* 1/1/22 - 6/30/22	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Expenses Paid During Period* 1/1/22 - 6/30/22	Annualized Expense Ratio
International Value Fund
Class I	1,000.00	883.10	4.44	1,000.00	1,020.08	4.76	0.95
International Small Cap Diversified Value Fund
Class I	1,000.00	848.30	4.54	1,000.00	1,019.89	4.96	0.99
Value Opportunities Fund
Class I	1,000.00	827.60	4.30	1,000.00	1,020.08	4.76	0.95
Class A	1,000.00	826.40	5.39	1,000.00	1,018.89	5.96	1.19
Class C	1,000.00	823.50	8.68	1,000.00	1,015.27	9.59	1.92
Class Z	1,000.00	828.10	3.94	1,000.00	1,020.48	4.36	0.87
High Yield Fund
Class I	1,000.00	873.60	3.25	1,000.00	1,021.32	3.51	0.70
Class A	1,000.00	873.10	4.32	1,000.00	1,020.18	4.66	0.93
Class C	1,000.00	870.00	7.88	1,000.00	1,016.36	8.50	1.70
Class Z	1,000.00	874.00	2.79	1,000.00	1,021.82	3.01	0.60

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by the number of days in the most recent fiscal year (365).

Board Considerations In Approving Continuation of Investment Advisory Agreements

Background and Approval Process.  Hotchkis and Wiley Capital Management, LLC (the "Advisor") serves as investment adviser to the Hotchkis and Wiley Diversified Value Fund, the Hotchkis and Wiley Large Cap Value Fund, the Hotchkis and Wiley Mid-Cap Value Fund, the Hotchkis and Wiley Small Cap Value Fund, the Hotchkis and Wiley Small Cap Diversified Value Fund, the Hotchkis and Wiley Global Value Fund, the Hotchkis and Wiley International Value Fund, the Hotchkis and Wiley International Small Cap Diversified Value Fund, the Hotchkis and Wiley Value Opportunities Fund and the Hotchkis and Wiley High Yield Fund (each a "Fund" and collectively, the "Funds") pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Hotchkis and Wiley Funds (the "Trust"). The Advisory Agreements were initially approved by the Board of Trustees at the inception of each Fund and continue thereafter if approved annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Trustees"). The Advisory Agreements for each Fund were renewed by the Board at a meeting held in May 2022.

As part of the annual contract review process, the Independent Trustees, through their independent legal counsel, requested and received extensive materials, including information relating to: (i) the nature, extent and quality of services provided by the Advisor, along with compliance with legal requirements, (ii) short-term and longer-term total return of each Fund relative to its respective peer groups and benchmark indexes, (iii) the costs of the services provided and the Advisor's estimated profitability with respect to the management of each Fund, (iv) the extent to which the Advisor has in the past or is likely in the future to experience economies of scale in connection with the investment advisory services it provides to each Fund, (v) the expense ratios of each Fund as compared with the expense ratios of funds in its peer group, and (vi) fall-out benefits to the Advisor and its affiliates from its relationship with the Funds. The Independent Trustees also requested and received information related to the Advisor's processes for measuring, managing and monitoring risk. The Independent Trustees met with their independent legal counsel prior to the May 2022 Board meeting to review the materials provided by the Advisor and were advised regarding their fiduciary duties pertaining to renewal of investment advisory contracts and the factors they should consider in evaluating advisory agreements. The Independent Trustees, through their legal counsel, then provided follow-up questions to the Advisor which were addressed by the Advisor. The Independent Trustees noted that the information provided by the Advisor was thorough and responsive to their requests. The information provided in response to their requests was in addition to information received by the Board throughout the year, both in writing and during meetings, regarding the Funds, including Fund performance, expense ratios, portfolio composition and regulatory compliance.

At the May 2022 Board meeting, representatives of the Advisor discussed the Independent Trustees' requests and follow-up questions with the Board and responded to further questions. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to renew each Advisory Agreement.

In deciding to approve the renewal of each Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services.  As part of the Board's decision-making process, the Board noted that the Advisor and its predecessors have managed the Funds and their predecessors since their inception, and the Board believes that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Funds. The Board also considered that shareholders invest in a Fund specifically seeking the Advisor's investment expertise and style. The Board also noted that when shareholders invest in a Fund, they know the advisory fee that is paid by the Fund. In this connection, the Board considered, in particular, that each Fund is managed in accordance with its investment objective and policies as disclosed to shareholders.

The Board reviewed information regarding various services provided by the Advisor to the Funds, including an organizational chart and background information on personnel performing such services. The Board also reviewed each Fund's performance and information regarding the Advisor's investment approach, which is driven by team-oriented, in-depth, fundamental research. The Board considered the depth and quality of the Advisor's investment process, the low turnover rates of the Advisor's key personnel, the overall stability of the Advisor's organization, and the experience, capability and integrity of its senior management. The Board considered the portfolio managers' significant investments in the Funds. The Board reviewed the Trust's compliance program and the resultant compliance by the Funds and the Advisor with legal requirements.

The Board also considered other non-advisory services provided to the Funds, such as the services of Advisor employees as Trust officers and other personnel provided that are necessary for Fund operations. The Board noted that the Advisor organizes Board meetings and the preparation of Board meeting materials, and those Advisor employees serving as Trust officers oversee and manage the other Fund service providers.

Based on their review, the Board concluded that the nature, extent and quality of services provided to each Fund under its Advisory Agreement were satisfactory.

Investment Performance of the Funds and the Advisor.  The Board noted that it reviews data on the short-term and longer-term total returns of the Funds in connection with each quarterly Board meeting. For the contract review meeting, the Board reviewed a report prepared by the Trust's administrator (the "Report") using information provided by Morningstar, Inc., an independent provider of mutual fund data, that compared the annualized total return of Class I shares of each Fund to the median annualized total returns of a group of funds that are similar, primarily in terms of investment style (each, a "Peer Group"), and to the annualized total returns of the Fund's primary and secondary (for Funds that have secondary benchmarks) benchmark indexes for the one-, three-, five- and ten-year periods, as applicable, ended December 31, 2021 and for the three- and six-month, one-, three-, five- and ten-year periods ended March 31, 2022. The Peer Groups were reviewed and selected by the Advisor based on its criteria to determine an appropriate group of competitor funds. In addition, data regarding performance of the Peer Group funds is provided at each quarterly Board meeting.

The Board noted all Funds outperformed the median returns of their respective Peer Groups and the returns of their respective primary and secondary (for Funds that have secondary benchmarks) benchmark indexes for the three- and six-month periods ended March 31, 2022. The Board considered that all Funds outperformed the median returns of their respective Peer Groups and the returns of their respective primary and secondary (for Funds that have secondary benchmarks) benchmark indexes for the one-year period ended December 31, 2021, except that the International Small Cap Diversified Value Fund's performance was the same as the median return of its Peer Group. The Board also considered that the Value Opportunities Fund outperformed, and the Mid-Cap Value Fund, Small Cap Value Fund and High Yield Fund each underperformed, the median returns of their respective Peer Groups and the returns of their respective primary benchmark indexes for the three- and five-year periods ended December 31, 2021. The Board considered that the Global Value Fund and the International Value Fund outperformed the median returns of their respective Peer Groups and underperformed the returns of their respective primary benchmark indexes for the three-year period ended December 31, 2021, and the Funds underperformed the median returns of their respective Peer Groups and the returns of their respective primary benchmark indexes for the five-year period ended December 31, 2021. The Board considered that the Diversified Value Fund outperformed the median return of its Peer Group and the return of its primary benchmark index for the three-year period ended December 31, 2021, and the Fund underperformed the median return of its Peer Group and outperformed the return of its primary benchmark index for the five-year period ended December 31, 2021. The Board also considered that the Large Cap Value Fund and Small Cap Diversified Value Fund underperformed the median returns of their respective Peer Groups and outperformed the returns of their respective primary benchmark indexes for the three-year period ended December 31, 2021, the Large Cap Value Fund underperformed the median return of its Peer Group and the return of its primary benchmark index for the five-year period ended December 31, 2021, and the Small Cap Diversified Value Fund matched the median return of its Peer Group and outperformed the return of its primary benchmark index for the five-year period ended December 31, 2021. The Board also considered that the International Small Cap Diversified Value Fund commenced operation on June 30, 2020. The Board considered that the Advisor had been consistent in its approach to managing portfolios and that it anticipated the Funds' underperformance in markets where growth style investing outperforms value style investing.

Fees, Expenses and Profitability.  The Board reviewed expense data using information provided by Morningstar, Inc., contained in the Report, including information regarding applicable expense limitations for the Funds' share classes. The Board reviewed data in the Report showing how the Funds' advisory fees and expense ratios compared to those in their respective Peer Groups. The Board also reviewed information provided by the Advisor on advisory fees charged by the Advisor for sub-advisory services it provides to other mutual funds and advisory fees it charges to its separate account clients with investment objectives and policies similar to those of the Funds. The Board considered a list of the many additional functions performed for the Funds that the Advisor does not perform for its separate account and sub-advisory clients and noted it is generally acknowledged that managing mutual funds subjects an investment adviser to more legal and regulatory risk than is the case with separate accounts.

With respect to the advisory fee for each Fund, the Board noted that the Report showed that the Diversified Value, Large Cap Value, International Value and High Yield Funds' advisory fees were higher than the median of their respective Peer Groups, that the Small Cap Value and International Small Cap Diversified Value Funds' advisory fees were lower than the median of their respective Peer Groups, and that the Mid-Cap Value, Small Cap Diversified Value, Global Value and Value Opportunities Funds' advisory fees were the same as the median of their respective Peer Groups. The Board noted that the Advisor uses a fundamental research-intensive process. The Board considered the expense caps put in place by the Advisor (as further described below). The Board noted the quality of the Advisor's investment process and concluded that the advisory fee and expense ratios were fair and reasonable for each Fund.

The Board reviewed information concerning the estimated profitability to the Advisor of the Advisory Agreements, including information regarding the methodology for allocating expenses. The Board reviewed data regarding the Advisor's variable expenses and fixed expenses. The Board considered that in 2021, as in recent prior years, the Advisor had absorbed costs above expense caps for certain of the Funds for which it would not be reimbursed. The Board also noted that the annualized expense ratio was above the expense cap for the Diversified Value, Large Cap Value, Small Cap Diversified Value, Global Value, International Value, International Small Cap Diversified Value and High Yield Funds in 2021. The Board noted that the Advisor has agreed to continue the expense caps for the share classes of each Fund through at least August 29, 2022 (subsequently extended to August 31, 2023). The Board also recognized that individual fund or product line profitability of other advisers is generally not publicly available, and that profitability may be affected by numerous factors, so that the comparability of profitability among advisory firms is limited. The Board noted the importance of the Advisor's profitability — which is derived solely from investment management fees — in maintaining its entrepreneurial environment in a private, primarily employee-owned structure. They noted that the Advisor's compensation/profit structure facilitates retention of its management and investment professionals. The Board concluded that the level of estimated profitability to the Advisor under the Advisory Agreements was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale.  The Board considered information regarding the investment, compliance and client service personnel who have been hired by the Advisor. The Board considered the amount of advisory fees that the Advisor waived and Fund operating expenses that the Advisor reimbursed in 2021 to the benefit of certain Funds and their shareholders. The Board considered that the breakpoints in the Diversified Value, Large Cap Value and Mid Cap Value Funds' advisory fee schedules can enable shareholders to share in economies of scale.

Indirect Benefits to the Advisor from its Relationship to the Funds.  The Board considered information regarding any indirect benefits to the Advisor that could be identified from its relationship to the Funds. In particular, the Board considered that the Advisor has the ability to use commission sharing arrangements that allow the Advisor to pay for third-party research with the equity Funds' soft dollars. The Board considered that the bundled research services and the use of commission sharing arrangements provides valuable information or service to the investment research process, which benefits the Funds (as well as the Advisor who uses (or can use) the research for the benefit of the Advisor's other clients). The Board also considered that the Advisor indirectly benefits from the Funds' payment of sub-transfer agency expenses. The Board noted that the ability to use the Funds' soft dollars to obtain third-party research is a fallout benefit to the Advisor.

* * * *

Based on their review, including their consideration of each of the factors referred to above, the Board, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement are fair and reasonable and that the renewal of each Fund's Advisory Agreement is in the best interests of the Fund.

Statement Regarding Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk, i.e., the risk that a Fund could not meet redemption requests without significant dilution of remaining investors' interests in the Fund (the "Program"). The Program is overseen by the Liquidity Risk Management Committee (the "Committee"), a committee comprised of representatives of Hotchkis & Wiley Capital Management, LLC, the Funds' investment adviser. The Funds' Board of Trustees ("Board") has approved the designation of the Committee to oversee the Program. The Program's principal objectives include supporting each Fund's compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations timely. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund's liquidity and the periodic classification and re-classification of a Fund's investments into groupings that reflect the Committee's assessment of their relative liquidity under current market conditions. At a meeting of the Board on May 17, 2022, the Committee provided a written report to the Board addressing the operation, adequacy, and effectiveness of implementation of the Program for the period of April 1, 2021 through March 31, 2022 (the "Review Period").

During the Review Period, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders, no Fund breached the 15% limit on illiquid investments, and no material changes were made to the Program. The report concluded that the process for classifying the Funds' portfolio investments is working effectively, each Fund primarily holds assets that are highly liquid, each Fund's liquidity risk is low and the liquidity of each Fund is sufficient to meet anticipated redemptions. The Committee determined, and reported to the Board, that the Program had been implemented and operated in an adequate and effective manner.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds' Prospectus or Statement of Additional Information for more information regarding a Fund's exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

Management (Unaudited)

INDEPENDENT TRUSTEES

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Randall H. Breitenbach (born 1960)	Trustee Chairman	Since 2001 Since 2018

Founder, Chief Executive Officer and Chairman of Bridge Energy LLC (2017 — present); Chairman Emeritus of Stanford University PIC Endowment (1999 — present); Formerly, Founder, Chief Executive Officer and Chairman of Pacific Coast Energy Company, LP (1988 — 2019); Founder, Chief Executive Officer and Chairman of BreitBurn Energy Company (1988 — 2012).

				Ten	BreitBurn Energy Partners, L.P.; Pacific Coast Energy Company, LP
Alejandra C. Edwards, Ph.D. (born 1954)	Trustee(a)	Since 2007

President of Chilean Association of Pension Fund Administrators (2021 — present); Member of Queens Care's Investment Committee (2017 — present); Formerly, California State University — Long Beach: Professor of Economics (1994 – 2015).

				Ten	None
Marcy Elkind, Ph.D. (born 1947)	Trustee Vice Chair	Since 2005 Since 2018	President, Elkind Economics, Inc. (1980 — present).	Ten	None
Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Retired. Formerly, Chief Financial Officer of National Retirement Partners, Inc. (2005 — 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 — 2001).	Ten	Independent Trustee, Brandes Investment Trust (8 portfolios)
H. Thomas Hicks (born 1950)	Trustee(c)	Since 2017	Retired. Formerly, Chief Financial Officer, URS Corporation (2005 — 2015).	Ten	Aptim Corp.

*  Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

(a)  Chair of the Nominating and Governance Committee.

(b)  Chair of the Audit Committee.

(c)  Vice Chair of the Audit Committee.

INTERESTED TRUSTEE

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Executive Chairman (2021 — present) and Portfolio Manager (2001 — present) of Hotchkis & Wiley Capital Management, LLC (the "Advisor"). Formerly, Chief Executive Officer of the Advisor (2001 — 2021).	Ten	None

*  Mr. Davis is considered an "interested person," as defined in the 1940 Act, of the Trust based on his positions with the Advisor.

**  As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust's Agreement and Declaration of Trust.

OFFICERS

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 — present).
Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 — present).
James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 — present).
Stacey Gillespie (born 1974)	Chief Compliance Officer	Since 2021	Director and Chief Compliance Officer of ACA Foreside (2015 — present).

*  Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The Statement of Additional Information includes additional information about the Trust's Trustees and officers, and is available without charge upon request by calling the transfer agent at 1-866-HW-FUNDS (1-866-493-8637). The address for all Trustees and officers of the Trust, except Stacey Gillespie, is c/o Hotchkis & Wiley Capital Management, LLC, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention: Trust Secretary. The address for Stacey Gillespie is c/o ACA Foreside 480 East Swedesford Road, Suite 220, Wayne, PA 19087.

Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
601 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street, Suite 2600
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 West 5th Street, Suite 2700
Los Angeles, California 90013

DISTRIBUTOR

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Forms N-PORT are available free of charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

601 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5704
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-AR-0622-0822

JUNE 30, 2022

ANNUAL REPORT

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the code of ethics is available without charge, upon request, by calling toll-free at 1-800-796-5606.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees (the “Board”) has determined that Robert Fitzgerald, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the registrant’s financial statements and condition.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The principal accountant did not provide any other services. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2022	FYE 6/30/2021
(a) Audit Fees	$209,500	$209,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)(1) The registrant’s Audit Committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. The Committee shall pre-approve any engagements of the independent auditors to provide any non-prohibited services to the registrant, including the fees and other compensation to be paid to the independent auditors. The Chairman of the Committee may grant the pre-approval of services to the registrant for non-prohibited services for engagements of less than $5,000. The Committee shall also pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the registrant’s investment adviser, Hotchkis & Wiley Capital Management, LLC (the “Advisor”) (or any “control affiliate” of the Advisor providing ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant. The Chairman of the Committee may grant the pre-approval for non-prohibited services to the Advisor for engagements of less than $5,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP (“D&T”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2022	FYE 6/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) During the last two fiscal years, D&T has served as the auditor to the Advisor and/or affiliates of the Advisor, and has rendered non-audit services to the Advisor and/or affiliates of the Advisor. The non-audit services that D&T provided to the Advisor and/or affiliates of the Advisor in 2022 and 2021 consisted of preparing state and federal tax returns. D&T charged $180,014 and $162,000 for such non-audit services to the Advisor and/or affiliates of the Advisor for 2022 and 2021, respectively. None of the non-audit services provided by D&T to the Advisor and/or affiliates of the Advisor directly related to the operations or financial reporting of the registrant.

(h) The Committee has considered whether the provision of audit and non-audit services that were rendered to the Advisor and any entity controlling, controlled by or under common control with the Advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee. Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the registrant’s Secretary for the attention of the Chair of the Nominating and Governance Committee, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5704.

Item 11. Controls and Procedures.

(a)	The registrant’s President / Principal Executive Officer and Treasurer / Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Available without charge, upon request, by calling toll-free at 1-800-796-5606.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez

Anna Marie Lopez, President / Principal Executive Officer

Date	August 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez

Anna Marie Lopez, President / Principal Executive Officer

Date	August 24, 2022

By (Signature and Title)	/s/ James Menvielle

James Menvielle, Treasurer / Principal Financial Officer

Date	August 24, 2022